UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Mine Safety Appliances Company

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

MINE SAFETY APPLIANCES COMPANY    •    P.O. BOX 426, PITTSBURGH, PENNSYLVANIA 15230    •    PHONE (412) 967-3000

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO THE HOLDERS OF COMMON STOCK OF

    MINE SAFETY APPLIANCES COMPANY:

Notice is hereby given that the Annual Meeting of Shareholders of Mine Safety Appliances Company will be held on Tuesday, May 13, 2008 at 9:00 A.M., local Pittsburgh time, at the Company’s headquarters, 121 Gamma Drive, RIDC Industrial Park, O’Hara Township, Pittsburgh, Pennsylvania for the purpose of considering and acting upon the following:

(1)    Election of Directors for 2011:    The election of three directors for a term of three years;

(2)    Election of a Director for 2009:    The election of one director for a term of one year;

(3)    Management Plan Approval:    Approval of the Adoption of the Company’s 2008 Management Equity Incentive Plan;

(4)    Director Plan Approval:    Approval of the Adoption of the Company’s 2008 Non-Employee Directors’ Equity Incentive Plan;

(5)    Selection of Independent Registered Public Accounting Firm:    The selection of the independent registered public accounting firm for the year ending December 31, 2008;

and such other business as may properly come before the Annual Meeting or any adjournment thereof.

Only the holders of Common Stock of the Company of record on the books of the Company at the close of business on February 15, 2008 are entitled to notice of and to vote at the meeting and any adjournment thereof.

You are cordially invited to attend the meeting. Whether or not you expect to attend the meeting, please execute and date the accompanying form of proxy and return it in the enclosed self-addressed, stamped envelope at your earliest convenience. If you attend the meeting, you may, if you wish, withdraw your proxy and vote your shares in person.

By Order of the Board of Directors,

DOUGLAS K. MCCLAINE

Secretary

March 28, 2008

March 28, 2008

MINE SAFETY APPLIANCES COMPANY

PROXY STATEMENT

Important Notice Regarding the Availability of Proxy Materials for the Shareholders Meeting to be held on May 13, 2008

The 2008 Proxy Statement and the Annual Report to Shareholders for the year ended December 31, 2007 are also available at www.msanet.com/proxymaterials.

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Mine Safety Appliances Company (the “Company”) of proxies in the accompanying form to be voted at the Annual Meeting of Shareholders of the Company to be held on Tuesday, May 13, 2008, and at any and all adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. If a proxy in the accompanying form is duly executed and returned, the shares of Common Stock represented thereby will be voted and, where a specification is made by the shareholder, will be voted in accordance with such specification. A shareholder giving the accompanying proxy has the power to revoke it at any time prior to its exercise upon written notice given to the Secretary of the Company.

The mailing address of the principal executive offices of the Company is P.O. Box 426, Pittsburgh, Pennsylvania 15230.

VOTING SECURITIES AND RECORD DATE

As of February 15, 2008, the record date for the Annual Meeting, 35,672,042 shares of Common Stock were issued and outstanding, not including 2,519,940 shares held in the Company’s Stock Compensation Trust. The shares held in the Stock Compensation Trust are not considered outstanding for accounting purposes but are treated as outstanding for certain purposes, including voting at the Annual Meeting. See “Stock Ownership—Beneficial Ownership of Management.”

Only holders of Common Stock of the Company of record on the books of the Company at the close of business on February 15, 2008 are entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof. Such holders are entitled to one vote for each share held and do not have cumulative voting rights with respect to the election of directors. Holders of outstanding shares of the Company’s 4 1/2% Cumulative Preferred Stock are not entitled to vote at the meeting.

See “Stock Ownership” for information with respect to share ownership by the directors and executive officers of the Company and the beneficial owners of 5% or more of the Company’s Common Stock.

PROPOSAL NOS. 1 AND 2

ELECTION OF DIRECTORS

At the Annual Meeting, three directors will be elected to serve until the Annual Meeting in 2011. Mr. William M. Lambert, who was elected as a Director by the Board in 2007, will join the Class of 2011 and will stand for re-election this year. Mr. Witmer, who was in the Class of 2008 to be re-elected this year, will stand for re-election for a one year term and then join the Class of 2009. The Board of Directors and its Nominating and Corporate Governance Committee recommend a vote FOR the election of the nominees named below, each of whom has consented to be named as a nominee and to serve if elected. Properly executed proxies timely received in the accompanying form will be voted for the election of the nominees named below, unless otherwise directed thereon, or for a substitute nominee designated by the Nominating and Corporate Governance Committee in the event a nominee named becomes unavailable for election.

The following table sets forth certain information about the nominees, all of whom are currently members of the Board, and about the other directors whose terms of office will continue after the Annual Meeting.

Name	Principal Occupation and any Position with the Company; Other Reporting Company Directorships	Age	Director Since

Nominees for terms expiring in 2011

Diane M. Pearse	Chief Financial Officer, Crate and Barrel (home furnishings retailer)	50	2004

L. Edward Shaw, Jr.	Senior Managing Director, Richard C. Breeden & Co. (multi-disciplinary professional services firm); Director of HealthSouth Corporation and H&R Block, Inc.	63	1998

William M. Lambert	President and Chief Operating Officer of the Company	49	2007

Nominee with a term expiring in 2009

Thomas H. Witmer	Retired (1998); formerly President and Chief Executive Officer, Medrad, Inc. (manufacturer of medical devices)	65	1997

Continuing Directors with terms expiring in 2009

Thomas B. Hotopp	Retired (2003); formerly President of the Company	66	1998

John T. Ryan III	Chairman and Chief Executive Officer of the Company	64	1981

Continuing Directors with terms expiring in 2010

Robert A. Bruggeworth	President and Chief Executive Officer, RF Micro Devices, Inc. (high-performance radio systems and applications that drive mobile communications); Director of RF Micro Devices, Inc.	46	2007

James A. Cederna	Owner and President, Cederna International, Inc. (executive coaching)	57	2002

John C. Unkovic	Partner and General Counsel, Reed Smith LLP (full service law firm)	64	2002

Mr. Cederna was Chairman, President and Chief Executive Officer of Calgon Carbon Corporation until February 2003. Mr. Shaw was Executive Vice President and General Counsel of Aetna, Inc., a health care and group benefits insurer, until his retirement in December 2003. From January 2004 to September 2004, Mr. Shaw was an attorney in private practice, and from September 2004 to January 2006, he was of counsel to Gibson, Dunn & Crutcher LLP, a full service law firm. Mr. Shaw is the brother-in-law of Mr. Ryan. Mr. Bruggeworth has been Chief Executive Officer of RF Micro Devices, Inc. since January 2003. Mr. Lambert has been President and Chief Operating Officer of the Company since May 2007 and prior thereto he was a Vice President of the Company and President of MSA North America. Each other director has engaged in the principal occupation indicated in the above table for at least the past five years.

Director Independence

The Board of Directors has determined that each of directors Bruggeworth, Cederna, Hotopp, Pearse, Unkovic and Witmer is an independent director. An independent director is a director who has no material relationship with the Company, either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company.

In making its independence determinations, the Board reviewed the director’s individual circumstances, the corporate governance rules of the New York Stock Exchange and the Board’s independence standards. These standards are available in the Investor Relations section of the Company’s internet website at www.MSAnet.com. They are summarized below:

Disqualifying Relationships

•

If a director is an employee or has an immediate family member who is an executive officer of the Company, the director is not independent until three years after the end of the employment relationship.

•

If a director or an immediate family member receives more than $100,000 per year in direct compensation from the Company, the director is not independent until three years after the director or family member ceases to receive such compensation. Disqualifying compensation does not include director and committee fees, pension or deferred compensation for prior service or compensation received by an immediate family member for service as a non-executive officer employee.

•

If a director or an immediate family member is employed by or affiliated with a present or former internal or external auditor of the Company, the director is not independent until three years after the end of the affiliation or the employment or auditing relationship. Employment of an immediate family member in a non-professional capacity does not disqualify a director.

•

If a director or an immediate family member is an executive officer of another company, and any of the Company’s present executives serves on that company’s compensation committee, the director is not independent until three years after the end of such employment or service.

•

If a director is an employee or an immediate family member is an executive officer of a company that makes payments to or receives payments from the Company for property or services, and the amount of such payments in a fiscal year exceeds the greater of $1 million or 2% of the other company’s consolidated gross revenue, the director is not independent until three years thereafter.

Non-Disqualifying Relationships

The following commercial or charitable relationships are not considered to be material relationships that would impair a director’s independence:

•	A director is an executive officer of another company that is indebted to the Company, or to which the Company is indebted, in an amount less than 5% of the other company’s total consolidated assets;

•	A director is an executive officer of another company in which the Company owns a common stock interest less than 5% of the other company’s total shareholders’ equity;

•	A director serves as an executive officer of a charitable organization, and the Company’s discretionary contributions to the organization are less than 2% of the organization’s annual revenue; or

•	A director is an executive officer of another company that owns a common stock interest in the Company.

Other Relationships

The Board will annually review commercial and charitable relationships of directors. If a relationship is not one of the non-disqualifying relationships described above, the determination of whether the relationship is material or not, and therefore whether the director is independent or not, is made by the directors who satisfy the independence guidelines set forth under the two preceding captions.

For example, if a director is the executive officer of a charitable organization, and the Company’s discretionary contributions to the organization are more than 2% of that organization’s annual revenue, the independent directors will determine, after considering all of the relevant circumstances, whether the relationship is material, and therefore whether or not the director should be considered independent. The Company will explain in its proxy statement the basis for any Board determination that a relationship is not material, despite the fact that it does not meet one of the safe-harbors under “Non-Disqualifying Relationships” above.

Mr. Unkovic is a partner and General Counsel of Reed Smith LLP, which provides legal services to the Company. In 2007, the amount of payments made by the Company to Reed Smith did not exceed the greater of $1,000,000 or 2% of the consolidated gross revenue of Reed Smith. The Board has determined that Mr. Unkovic’s personal gain from the Company’s relationship with Reed Smith does not affect his ability to act independently and, accordingly, is not material.

Board Committees

The Board of Directors has established an Audit Committee, a Compensation Committee, a Nominating and Corporate Governance Committee and certain other committees.

The Audit Committee, which met seven times during 2007, assists the Board in fulfilling its oversight responsibility relating to the integrity of the Company’s financial statements and financial reporting process. The Committee selects and recommends annually to the Board and the shareholders the independent registered public accounting firm to audit the Company’s financial statements, approves in advance all audit and non-audit services performed by the independent registered public accounting firm, reviews the plans, findings and recommendations of the independent registered public accounting firm, and reviews and evaluates the performance of the independent registered public accounting firm, their independence and their fees. The Committee reviews and discusses with management and the independent registered public accounting firm the Company’s financial statements and reports, its internal and disclosure controls and matters relating to the Company’s internal control structure, its Code of Business Conduct and Ethics and legal and regulatory compliance. The current members of the Audit Committee are directors Bruggeworth, Cederna, Pearse (Chair) and Witmer, each for a term expiring at the 2008 organizational meeting of the Board of Directors. The Board of Directors has determined that Director Pearse is an “audit committee financial expert,” as defined by the rules of the Securities and Exchange Commission.

The Compensation Committee presently consists of directors Cederna, Hotopp, Unkovic and Witmer (Chair), each for a term expiring at the 2008 organizational meeting of the Board. The Compensation Committee, which met three times in 2007, reviews and approves the annual goals, objectives and performance of the Company’s chief executive officer, reviews and approves the compensation of the Company’s executive officers and other key executives and monitors the effectiveness of the Company’s employee benefit offerings. The Compensation Committee also administers the Company’s 1998 Management Share Incentive Plan (the “MSIP”).

The current members of the Nominating and Corporate Governance Committee are directors Cederna (Chair), Hotopp and Unkovic, each for a term expiring at the 2008 organizational meeting of the Board. The Committee, which met three times in 2007, reviews and makes recommendations to the Board regarding the composition and structure of the Board, criteria and qualifications for Board membership, director compensation and evaluation of current directors and potential candidates for director. It is also responsible for establishing and monitoring policies and procedures concerning corporate governance. Further information concerning the Nominating and Corporate Governance Committee and its procedures appears below.

Corporate Governance Matters

The Board of Directors has adopted Corporate Governance Guidelines which cover a wide range of subjects, such as the role of the Board and its responsibilities, Board composition, operations and Committees, director compensation, Board and management evaluation and succession planning, director orientation and training and communications with the Board. The Corporate Governance Guidelines, as well as the Charters of the Board’s Audit, Compensation and Nominating and Corporate Governance Committees and the Company’s Code of Business Conduct and Ethics for directors, officers and employees, are available in the Investor Relations section of the Company’s internet website at www.MSAnet.com. Such material will also be furnished without charge to any shareholder upon written request to the Corporate Secretary at the Company’s address appearing on page one.

The Corporate Governance Guidelines provide that it is the Company’s practice for the non-management directors to meet at each Board meeting in executive session, with no members of management present. The non-management directors include, in addition to the independent directors, any other director who is not a current officer of the Company. In addition, the independent directors hold at least one executive session per year. A chairperson for the executive sessions is selected annually from the non-management directors. A chairperson who serves in that role may not be the chairperson of the executive sessions again until at least two years have passed since he or she last held the position. From May 2007, Mr. Shaw served as chairperson of the executive sessions of the non-management directors and Mr. Cederna served as the chairperson for the session with the independent directors. Mr. Hotopp is expected to serve as the chairperson for all such sessions commencing in May 2008.

The Board of Directors met six times during 2007. All directors attended at least 75% of the combined total of the meetings of the Board and of all committees on which they served. Directors are expected to attend the Annual Meeting of Shareholders. In 2007, all members of the Board of Directors attended the Annual Meeting.

Vote Required

In the election of directors for terms expiring in 2011, the three candidates receiving the highest numbers of votes cast by the holders of Common Stock voting in person or by proxy will be elected as directors. In the election of a director for a term expiring in 2009, the candidate receiving the highest number of votes cast by the holders of Common Stock voting in person or by proxy will be elected as a director. A proxy vote indicated as withheld from a nominee will not be cast for such nominee but will be counted in determining whether a quorum exists for the meeting.

The Company’s Restated Articles require that any shareholder intending to nominate a candidate for election as a director must give written notice, containing specified information, to the Secretary of the Company not later than 90 days in advance of the meeting at which the election is to be held. No such notices were received with respect to the 2008 Annual Meeting. Therefore, only the nominees named above will be eligible for election at the meeting.

PROPOSAL NO. 3

APPROVAL OF THE ADOPTION OF THE MINE SAFETY APPLIANCES COMPANY

2008 MANAGEMENT EQUITY INCENTIVE PLAN

The Company’s 2008 Management Equity Incentive Plan (the “Plan”) was adopted by the Company’s Board of Directors on February 28, 2008, contingent upon approval by the Company’s shareholders. The Plan replaces the Company’s predecessor plan, the 1998 Management Share Incentive Plan, and upon approval of the Plan, no further awards will be granted under that plan. The affirmative vote of the shareholders on or prior to February 28, 2009 is required for approval of the Plan. If the shareholders of the Company do not approve the Plan as proposed in this proxy statement, the Plan will not be used by the Company.

The principal features of the Plan are summarized below. The summary is qualified in its entirety by the full text of the Plan, which is set forth as Exhibit A to this Proxy Statement.

The Board of Directors recommends that the shareholders vote “FOR” approval of the adoption of the Plan. Unless otherwise specified thereon, proxies received in the accompanying form will be voted in favor of the approval of the Plan.

General

The purpose of the Plan is to benefit the Company’s shareholders by

•	encouraging high levels of performance by individuals whose performance is a key element in the Company’s continued success by rewarding the creation of shareholder value, and

•	enabling the Company to recruit, reward, retain and motivate employees to work as a team to achieve the Company’s goals.

Employees of the Company or any subsidiary which has more than half of its voting power beneficially owned by the Company are eligible to receive awards under the Plan. The Committee (as described in “Administration,” below) will determine which employees will be participants, the types of awards to be made to participants and the terms, conditions and limitations applicable to the awards. It is expected that approximately 150 employees will be eligible to participate in the Plan.

The maximum aggregate number of shares for which awards may be granted under the Plan is limited to 1,800,000 shares of the Company’s common stock, without par value (the “Common Stock”), subject to adjustment for stock splits, dividends and similar events. Common Stock which is subject to any unexercised or undistributed portion of any terminated, expired, exchanged or forfeited award (or awards settled in cash in lieu of Common Stock) will become available for grant pursuant to new awards. However, shares delivered or withheld in satisfaction of the exercise price of an award or any tax withholding will not become available for grant pursuant to new awards. The Committee may make such additional rules for determining the number of shares of Common Stock granted under the Plan as it deems necessary or appropriate. The Common Stock which may be issued pursuant to an award under the Plan may be treasury shares or authorized but unissued shares or Common Stock acquired, subsequently or in anticipation of the transaction, in the open market or otherwise to satisfy the requirements of the Plan, or any combination of such shares.

The Plan provides for the grant of incentive stock options (“ISOs”), as defined in Section 422 of the Code, and options which do not qualify as ISOs, known as nonqualified stock options (“NSOs,” and, together with ISOs, “options”). Options granted under the Plan may be accompanied by stock appreciation rights (“Tandem SARs”), and stock appreciation rights may be granted alone (“Stand Alone SARs,” and, together with Tandem SARs, “SARs”). Performance awards (“Performance Awards”) may also be granted under the Plan, which Performance Awards may be contingent on the performance of the Company, a subsidiary, any branch, department, business unit or portion thereof or a participant, or any combination thereof. The Plan also provides for the granting of restricted stock and other awards. All of the foregoing grants are sometimes referred to herein as “awards,” and the recipient of any award or grant is sometimes referred to herein as a “grantee.” The participants in the Plan will consist of those employees of the Company and its subsidiaries who are designated as grantees by the Committee administering the Plan, as described below.

The number of shares available under the Plan, any outstanding awards and individual per-employee limits are automatically adjusted in the event of stock dividends and similar events. In the event the shares of Common Stock have been affected in such a way that an adjustment of outstanding awards is appropriate in order to prevent the dilution or enlargement of rights under the awards (including, without limitation, any extraordinary dividend or other distribution (whether in cash or in kind), recapitalization, stock split, reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event), the Committee will make appropriate equitable adjustments, which may include, without limitation, adjustments to any or all of the number and kind of shares of stock (or other securities) which may thereafter be issued in connection with such outstanding awards and adjustments to any exercise price specified in the outstanding awards and will also make appropriate equitable adjustments to the number and kind of shares of stock (or other securities) authorized by, or to be granted under, the Plan.

No awards may be granted under the Plan after May 12, 2018 and no Performance Awards may be granted under the Plan subsequent to the Company’s annual meeting of stockholders in 2013.

Administration

The Plan will be administered by the Compensation Committee (the “Committee”), consisting of not less than two members of the Board. Each member of the committee must be an “outside director” as defined in Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) and a “non-employee director” as defined in Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

A majority of the members of the Committee will constitute a quorum. The vote of a majority of a quorum (or the unanimous written consent of the Committee members) will constitute action by the Committee. The Committee will periodically determine the participants in the Plan and the nature, amount, pricing, timing, and other terms of awards to be made to such individuals. The Committee has the power to interpret and administer the Plan. All questions of interpretation with respect to the Plan, the number of shares of Common Stock or other securities, stock appreciation rights, or units granted, and the terms of any agreements evidencing such awards will be determined by the Committee, and its determination will be final and conclusive upon all parties in interest. In the event of any conflict between an award agreement and the Plan, the terms of the Plan govern. The Committee may delegate to the officers or employees of the Company the authority to execute and deliver such instruments and documents, to do all such ministerial acts and things, and to take all such other ministerial steps deemed necessary, advisable or convenient for the effective administration of the Plan in accordance with its terms and purpose.

Stock Options

Options which may be granted by the Committee represent a right to purchase a specified number of shares of Common Stock at a specified price during such period of time as the Committee determines. The exercise price per share of Common Stock of any option will be no less than the fair market value per share of the Common Stock subject to the option on the date the option is granted. Fair market value, for purposes of the Plan, is the closing price per share of the Company’s Common Stock on the New York Stock Exchange for the date as of which fair market value is to be determined, unless the Committee specifies another method within the underlying award agreement. On February 15, 2008 the fair market value of a share of the Company’s Common Stock was $42.91. The maximum number of shares of Common Stock for which options and SARs can be granted to any one employee under the Plan may not exceed 150,000 shares per calendar year.

An option may be exercised, in whole or in part, by giving written notice of exercise to the Company, specifying the number of shares to be purchased. At the discretion of the Committee, the exercise price of the option may be paid in cash, by the tender of Common Stock already owned by the participant for more than six months, by cash forwarded through a broker or other agent sponsored exercise or financing program, through a combination of the foregoing, or through such other means as the Committee determines are consistent with the Plan’s purpose and applicable law. No fractional shares will be issued or accepted.

For ISOs, the aggregate fair market value (determined on the date of grant) of the shares with respect to which incentive stock options are exercisable for the first time by an employee during any calendar year under all plans of the corporation employing such employee, any parent or subsidiary corporation of such corporation and any predecessor corporation of any such corporation will not exceed $100,000.

Subject to the foregoing and the other provisions of the Plan, stock options granted under the Plan may be exercised at such times and in such amounts and be subject to such restrictions and other terms and conditions, if any, as determined in its discretion by the Committee.

Stock Appreciation Rights

An SAR is a right to receive, upon surrender of the right, an amount payable in cash and/or shares of Common Stock under such terms and conditions as the Committee determines. An SAR may be granted in tandem with part or all of (or in addition to, or completely independent of) an option or any other award under the Plan. An SAR issued in tandem with a stock option may only be granted at the time of grant of the related option. The amount payable in cash and/or shares of Common Stock with respect to each SAR will be equal in value to a percentage (including up to 100%) of the amount by which the fair market value per share of Common Stock on the exercise date exceeds the fair market value per share of Common Stock on the date of grant of the SAR. The applicable percentage will be established by the Committee. The agreement evidencing the award may state whether the amount payable is to be paid wholly in cash, wholly in shares of Common Stock or partly in each. If the award agreement does not state the manner of payment, the Committee will determine the manner of payment at the time of payment. The amount payable in shares of Common Stock, if any, is determined with reference to the fair market value per share of Common Stock on the date of exercise. Tandem SARs are exercisable only to the extent that the options to which they relate are exercisable. Upon exercise of the Tandem SAR, and to the extent of such exercise, the participant’s underlying option will automatically terminate. Similarly, upon the exercise of the tandem option, and to the extent of such exercise, the participant’s related SAR will automatically terminate.

Repricing Prohibited

The Plan prohibits repricing of options, SARs or other purchase rights without further shareholder approval. Repricing means the grant of a new option or SAR in return for the cancellation, exchange or forfeiture of an award that has a higher grant price than the new award, the amendment of an outstanding award to reduce the grant price, the cancellation or repurchase of an option or SAR at a time when grant price is greater than the fair market value of the Common Stock or any action that would be treated, for accounting purposes, as a repricing. The grant of a substitute award under the anti-dilution and adjustment provisions explained under “General,” above, is not a repricing.

Other Terms of Options and SARs

Unless the Committee, in its discretion, otherwise determines, the following provisions of this paragraph will apply in the case of a grantee whose employment is terminated. If the employment of a grantee is terminated for reasons other than resignation by a grantee without the consent of the Company, termination for cause, retirement, disability or death, all outstanding options and SARs held by the grantee immediately prior to termination of employment will be exercisable by the grantee (but only to the extent exercisable immediately prior to termination of employment) at any time prior to the expiration date of the option or SAR or within one year following the date of termination, whichever is the shorter period.

Following the death of a grantee during employment, all outstanding options or SARs of the grantee will be exercisable (whether or not so exercisable immediately prior to the death of the grantee) by the person entitled to do so under the Will of the grantee, or, if the grantee fails to make testamentary disposition of the option or SAR or dies intestate, by the legal representative of the grantee, at any time prior to the expiration date of the option or SAR or within five years after the date of death of the grantee, whichever is the shorter period. Following the death of a grantee after ceasing employment and within a period following termination of employment during which an option or SAR remains exercisable, all outstanding options or SARs of the grantee will be exercisable (but only to the extent exercisable immediately prior to the death of the grantee) by the person entitled to do so under the Will of the grantee or, if the grantee shall fail to make testamentary disposition of the option or SAR or dies intestate, by the legal representative of the grantee, at any time prior to the expiration date of the option or SAR or within five years after the date of death of the grantee, whichever is the shorter period.

If the grantee retires or ceases employment due to retirement or disability under the terms of the Plan, all outstanding options and SARs will be exercisable (whether or not so exercisable immediately prior to the termination of employment of the grantee) at any time prior to expiration date of the option or SAR or within five years following the date of termination, whichever is the shorter period. If a grantee resigns without the consent of the Company, all outstanding options and SARs will be exercisable (but only to the extent exercisable immediately prior to the termination of employment) at any time prior to the expiration date of the option or SAR or within 30 days of the date of termination, whichever is the shorter period. If the employment of a grantee is terminated by the Company for cause, all outstanding options and SARs held by the grantee will terminate as of the date of termination of employment.

Restricted Stock

Restricted stock is Common Stock that is issued to a participant and is subject to such terms, conditions and restrictions as the Committee deems appropriate, which may include, but are not limited to, restrictions upon the sale, assignment, transfer or other disposition of the restricted stock and the requirement of forfeiture of the restricted stock upon termination of employment or service under certain specified conditions, including the failure to achieve performance conditions. The restriction period applicable to Restricted Stock must, in the case of a time-based restriction, be not less than three years, with no more frequent than ratable vesting over such period or, in the case of a performance-based restriction period, be not less than one year. The Committee may provide for the lapse of any such term or condition or waive any term or condition based on such factors or criteria as the Committee may determine. Subject to such restrictions as the Committee may impose, the participant will have, with respect to awards of restricted stock, all of the rights of a shareholder of the Company, including the right to vote the restricted stock and the right to receive any dividends on such stock.

Unless otherwise provided in an award agreement, if the grantee of restricted stock ceases to be an employee for any reason, any outstanding shares of restricted stock held by the grantee will vest or be forfeited according to the following provisions:

(i)	If a grantee ceases to be an employee by reason of retirement, disability or death, any shares of restricted stock held by the grantee at the time of retirement will immediately vest; and

(ii)	If a grantee ceases to be an employee for any reason other than retirement, disability or death, any shares of restricted stock held by the grantee at the time of termination of employment will be immediately forfeited.

Performance Awards

Performance Awards may be granted under the Plan from time to time based on such terms and conditions as the Committee deems appropriate, consistent with the terms and purposes of the Plan. Performance Awards are awards the payment or vesting of which is contingent upon the achievement of specified levels of performance under specified “Performance Criteria” during a performance period by the Company, a subsidiary or subsidiaries, a branch, department, business unit or other portion thereof or the participant individually, and/or upon a comparison of such performance with the performance of a peer group of corporations, prior Performance Periods or other measure selected or defined by the Committee at the time the Performance Award is granted. Performance Awards may be in the form of performance units, performance shares and such other forms of Performance Awards as the Committee determines. The maximum amount that may be paid in cash or in fair market value of Common Stock or other securities under all Performance Awards under the Plan paid to any one participant during a calendar year cannot exceed $5,000,000, in the case of Performance Awards paid in cash or property (other than Shares) and 100,000 shares, in the case of Performance Awards paid in Shares. In the case of multi-year Performance Periods, the amount which is earned in any one calendar year is the amount paid for the Performance Period divided by the number of calendar years in the period. In applying this limit, the amount of cash and the number of Shares earned by a Participant is measured as of the close of the applicable calendar year which ends the Performance Period, regardless of the fact that certification by the Committee and actual payment to the Participant may occur in a subsequent calendar year or years.

The Performance Criteria to be used in determining whether a Performance Award has been earned, the level of achievement of such Performance Criteria necessary for the Performance Award to be earned in whole or in part, and the performance period over which such performance will be measured will be determined by the Committee at the time a Performance Award is granted. Such Performance Criteria will be one or more preestablished objective measures of performance during the performance period by the Company, a subsidiary or subsidiaries, any branch, department, business unit or other portion thereof or the participant individually. Performance Criteria may be based on:

•	earnings per share

•	return on equity, assets or investment

•	sales

•	gross profits

•	expenses

•	stock price

•	costs

•	net income

•	operating margin

•	revenue from operations

•	income from operations as a percent of capital employed

•	income from operations

•	cash flow

•	market share

•	earnings (including EBITDA and EBIT)

•	operating cash flow

•	operating cash flow as a percent of capital employed

•	economic value added

•	gross margin

•	workforce diversity

•	number of accounts

•	workers’ compensation claims

•	budgeted amounts

•	turnover rate

•	inventory, inventory turns or obsolete inventory.

The Committee may in its discretion also determine to use other objective performance measures as Performance Criteria.

Unless otherwise provided in an award agreement, the following provisions apply if the recipient of a Performance Award ceases to be an employee for any reason prior to payment of the Performance Award:

(i)	If a grantee ceases to be an employee by reason of retirement, disability or death, the employee will be entitled to a pro-rata portion of the Performance Award based upon the number of whole and partial months of employment during the Performance Period, contingent upon achievement of the performance goals and subject to any negative discretion retained by the Committee; and

(ii)	If a grantee ceases to be an employee for any reason other than retirement, disability or death, any Performance Award shall be immediately forfeited.

Effect of Change in Control

Notwithstanding any other provision of the Plan to the contrary, and unless the award agreement otherwise provides, immediately prior to any Change in Control of the Company (as defined in Section 17(g) of the Plan), (i) all options and Stand-Alone SARs which are then outstanding will become fully vested and exercisable, (ii) all restrictions with respect to shares of restricted stock which are then outstanding will lapse, and such shares will be fully vested and nonforfeitable and (iii) with respect to all Performance Awards which are then outstanding, all uncompleted performance periods will be deemed to have been completed, the target level of performance set forth with respect to each Performance Criterion under such Performance Awards will be deemed to have been attained and a pro rata portion (based on the ratio of (a) the number of full and partial months which have elapsed from the beginning of the performance period through the Change in Control to (b) the number of months originally contained in the performance period) of each such Performance Award will become payable to the participant, with the remainder of the Performance Award being cancelled for no value. Further, after a Change in Control, no administrative power given the Committee can be used to affect detrimentally the rights of any grantee with respect to any award which is outstanding immediately prior to the Change in Control.

Transferability

The Plan provides that the agreement evidencing an award must contain a provision stating that the relevant award cannot be assigned, pledged or otherwise transferred except by Will or by the laws of descent and distribution and that during the lifetime of a participant the award can be exercised only by such participant or by the participant’s guardian or legal representative. However, in the Committee’s discretion, an award agreement may expressly provide for specifically limited transferability of awards other than ISOs.

Possible Anti-Takeover Effect

The provisions of the Plan providing for the acceleration of the exercise date of stock options and SARs and the lapse of restrictions applicable to restricted stock upon the occurrence of a Change in Control, and the deemed achievement of Performance Criteria following a Change in Control may be considered as having an anti-takeover effect.

Amendment and Termination

The Board may at any time amend, suspend or terminate the Plan. The Committee may at any time alter or amend any or all award agreements under the Plan to the extent permitted by law. However, no such action by the Board or by the Committee may impair the rights of participants under outstanding awards without the consent of the participants affected thereby. Further, the Board may not amend the Plan without the approval of the Company’s shareholders to the extent such approval is required by law, agreement or the rules of any exchange upon which the Common Stock is listed.

Payment of Taxes

The Plan provides that the agreement evidencing an award must contain a provision requiring the withholding of applicable taxes required by law from all amounts paid to the participant in satisfaction of an award. In the case of an award paid in cash, the withholding obligation will be satisfied by withholding the applicable amount and paying the net amount in cash to the participant. In the case of awards paid in shares of Common Stock or other securities of the Company, (i) a participant may satisfy the withholding obligation by paying the amount of any taxes in cash, or (ii) with the approval of the Committee (or, in case of deduction, by the unilateral action of the Committee), shares of Common Stock or other securities may be deducted by the Company from the payment or delivered to the Company by the participant to satisfy the obligation in full or in part, as long as such withholding or delivery of shares of Common Stock or other securities does not violate any applicable laws, rules or regulations of federal, state or local authorities or Company policies. The number of shares or other securities to be deducted or delivered will be determined by reference to the fair market value of such shares or securities on the applicable date.

New Plan Benefits

The actual amount of awards to be received by or allocated to participants or groups under the Plan is not determinable in advance because the selection of participants who receive awards under the Plan, and the size and type of awards to such individuals and groups are generally determined by the Committee in its discretion.

Equity Plan Information

The following table sets forth information as of December 31, 2007 concerning common stock issuable under the Company’s equity compensation plans.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	1,562,405	$23.12	732,476	*
Equity compensation plans not approved by security holders	None	—	None
Total	1,562,405	$23.12	732,476

*	Includes 642,877 shares available for issuance under the Company’s 1998 Management Share Incentive Plan (MSIP) and 89,599 shares available for issuance under the Company’s 1990 Non-Employee Directors’ Stock Option Plan (DSOP). In addition to stock options, the DSOP authorizes the issuance of restricted stock awards, and the MSIP authorizes the issuance of stock appreciation rights, restricted stock, performance awards and other stock and stock-based awards.

Federal Income Tax Consequences

The following is a brief summary of the principal Federal income tax consequences of the grant and exercise of awards under present law, and assuming that nonstatutory stock options are granted at no less than the fair market value per share of the Common Stock on the date of grant.

Incentive Stock Options. An optionee will not recognize any taxable income for Federal income tax purposes upon receipt of an incentive stock option or, generally, at the time of exercise of an incentive stock option. The exercise of an incentive stock option generally will result in an increase in an optionee’s taxable income for alternative minimum tax purposes.

If an optionee exercises an incentive stock option and does not dispose of the shares received in a subsequent “disqualifying disposition” (generally, a sale, gift or other transfer within two years after the date of grant of the incentive stock option or within one year after the shares are transferred to the optionee), upon disposition of the shares any amount realized in excess of the optionee’s tax basis in the shares disposed of will be treated as a long-term capital gain, and any loss will be treated as a long-term capital loss. In the event of a “disqualifying disposition,” the difference between the fair market value of the shares received on the date of exercise and the option price (limited, in the case of a taxable sale or exchange, to the excess of the amount realized upon disposition over the optionee’s tax basis in the shares) will be treated as compensation received by the optionee in the year of disposition. Any additional gain will be taxable as a capital gain and any loss as a capital loss, which will be long-term or short-term depending on whether the shares were held for more than one year. Under proposed regulations, special rules apply in determining the compensation income recognized upon a disqualifying disposition if the option price of the incentive stock option is paid with shares of the Company’s Common Stock. If shares of the Company’s Common Stock received upon the prior exercise of an incentive stock option are transferred to the Company in payment of the option price of an incentive stock option within either of the periods referred to above, the transfer will be considered a “disqualifying disposition” of the shares transferred, but, under proposed regulations, only compensation income determined as stated above, and no capital gain or loss, will be recognized.

Neither the Company nor any of its subsidiaries will be entitled to a deduction with respect to shares received by an optionee upon exercise of an incentive stock option and not disposed of in a “disqualifying disposition.” Except as described in “Other Tax Matters” below, if an amount is treated as compensation received by an optionee because of a “disqualifying disposition,” the Company or one of its subsidiaries generally will be entitled to a corresponding deduction in the same amount for compensation paid.

Nonstatutory Stock Options. An optionee will not recognize any taxable income for Federal income tax purposes upon receipt of a nonstatutory stock option. Upon the exercise of a nonstatutory stock option the amount by which the fair market value of the shares received, determined as of the date of exercise, exceeds the option price will be treated as compensation received by the optionee in the year of exercise. If the option price of a nonstatutory stock option is paid in whole or in part with shares of the Company’s Common Stock, no income, gain or loss will be recognized by the optionee on the receipt of shares equal in value on the date of exercise to the shares delivered in payment of the option price. The fair market value of the remainder of the shares received upon exercise of the nonstatutory stock option, determined as of the date of exercise, less the amount of cash, if any, paid upon exercise will be treated as compensation income received by the optionee on the date of exercise of the stock option.

Except as described in “Other Tax Matters” below, the Company or one of its subsidiaries generally will be entitled to a deduction for compensation paid in the same amount treated as compensation received by the optionee.

Stock Appreciation Rights. An awardee will not recognize any taxable income for Federal income tax purposes upon receipt of stock appreciation rights. The value of any Common Stock or cash received in payment of stock appreciation rights will be treated as compensation received by the awardee in the year in which the awardee receives the Common Stock or cash. The Company generally will be entitled to a corresponding deduction in the same amount for compensation paid.

Restricted Stock. An awardee of restricted stock will not recognize any taxable income for Federal income tax purposes in the year of the award, provided the shares are subject to restrictions (that is, they are nontransferable and subject to a substantial risk of forfeiture). However, an awardee may elect under Section 83(b) of the Code to recognize compensation income in the year of the award in an amount equal to the fair market value of the shares on the date of the award, determined without regard to the restrictions. If the awardee does not make a Section 83(b) election, the fair market value of the shares on the date the restrictions lapse will be treated as compensation income to the awardee and will be taxable in the year the restrictions lapse. Except as described in “Other Tax Matters” below, the Company or one of its subsidiaries generally will be entitled to a deduction for compensation paid in the same amount treated as compensation income to the awardee.

Other Tax Matters. The exercise by an awardee of a stock option or stock appreciation right, the lapse of restrictions on restricted stock or the deemed achievement or fulfillment of performance awards following the occurrence of a Change in Control, in certain circumstances, may result in (i) a 20% Federal excise tax (in addition to Federal income tax) to the awardee on certain payments of the Company’s Common Stock or cash resulting from such exercise or deemed achievement or fulfillment of performance awards or, in the case of restricted stock on all or a portion of the fair market value of the shares on the date the restrictions lapse and (ii) the loss of a compensation deduction which would otherwise be allowable to the Company or one of its subsidiaries as explained above. The Company and its subsidiaries may lose a compensation deduction, which would otherwise be allowable, for all or a part of compensation paid in the form of (i) restricted stock or (ii) performance awards based on performance criteria other than those specified in the Plan, if, as of the close of the tax year, the employee is the Chief Executive Officer of the Company (or acts in that capacity) or is another “covered employee” as defined under the Code (other than the Chief Executive Officer), if the total compensation paid to such employee exceeds $1,000,000.

Vote Required

Approval of the adoption of the 2008 Management Equity Incentive Plan requires the affirmative vote of a majority of the votes cast on the proposal by the holders of Common Stock voting in person or by proxy at the Annual Meeting, with a quorum of a majority of the outstanding shares of Common Stock being present or represented. Under the Pennsylvania Business Corporation Law, an abstention or broker non-vote is not a vote cast and will not be counted in determining the number of votes required for approval, though it will be counted in determining the presence of a quorum.

PROPOSAL NO. 4

APPROVAL OF THE ADOPTION OF THE MINE SAFETY APPLIANCES COMPANY

2008 NON-EMPLOYEE DIRECTORS’ EQUITY INCENTIVE PLAN

The Company’s 2008 Non-Employee Directors’ Equity Incentive Plan (the “DEIP”) was adopted by the Company’s Board of Directors on February 28, 2008, contingent upon approval by the Company’s shareholders. The DEIP replaces the Company’s predecessor plan, the 1990 Non-Employee Directors’ Stock Incentive Plan, and upon approval of the DEIP no further awards will be granted under that plan. The affirmative vote of the shareholders on or prior to February 28, 2009 is required for approval of the DEIP. If the shareholders of the Company do not approve the DEIP as proposed in this proxy statement, the DEIP will not be used by the Company.

The principal features of the DEIP are summarized below. The summary is qualified in its entirety by the full text of the DEIP, which is set forth as Exhibit B to this Proxy Statement.

The Board of Directors recommends that the shareholders vote “FOR” approval of the adoption of the DEIP. Unless otherwise specified thereon, proxies received in the accompanying form will be voted in favor of the approval of the DEIP.

General

The purposes of the DEIP are to promote the long-term success of the Company by

•	creating a long-term mutuality of interests between the non-employee Directors and shareholders of the Company,

•	providing an additional inducement for such Directors to remain with the Company, and

•	providing a means through which the Company may attract able persons to serve as Directors of the Company.

Each person who is a member of the Board of Directors of the Company and who is not an employee of the Company or any subsidiary is eligible to receive automatic awards under the DEIP. It is expected that seven non-employee directors will be eligible to participate in the DEIP.

The maximum aggregate number of shares for which awards may be granted under the DEIP is limited to 400,000 shares of the Company’s Common Stock, subject to adjustment for stock splits, dividends and similar events. Common Stock which is subject to any unexercised, terminated, forfeited or expired award will become available for grant pursuant to new awards. The Committee may make such additional rules for determining the number of shares of Common Stock granted under the DEIP as it deems necessary or appropriate. The Common Stock which may be issued pursuant to an award under the DEIP may be treasury shares or authorized but unissued shares or Common Stock acquired, subsequently or in anticipation of the transaction, in the open market or otherwise to satisfy the requirements of the DEIP, or any combination of such shares.

No awards may be granted under the Plan after May 12, 2018.

Administration

The DEIP will be administered by the Board or to the extent delegated by the Board, by the Nominating and Corporate Governance Committee. A majority of the members of the Board will constitute a quorum. The vote of a majority of a quorum (or the unanimous written consent of the Board members) will constitute action by the Board. The Board has the power to interpret and administer the DEIP. All questions of interpretation with respect to the DEIP, and application of the DEIP, or as to stock options and restricted stock awards granted under the DEIP will be determined by the Board, and its determination will be final and binding.

The DEIP provides for the grant of stock options and restricted stock. All of the foregoing grants are sometimes referred to herein as “awards,” and the recipient of any award or grant is sometimes referred to herein as a “grantee.”

Awards

The DEIP provides that on the third business day following each Annual Meeting of Shareholders, each director who is not an employee of the Company or a subsidiary will automatically be granted a nonstatutory stock option to purchase a number of shares determined by dividing 75% of the amount of the Director’s annual retainer then in effect by the grant date per share value of the option, as determined by the Company under the Black-Scholes option pricing model, and a number of restricted shares of Common Stock determined by dividing 125% of the amount of the annual Director’s retainer then in effect by the fair market value of a share of Common Stock on the date of grant. Fair market value, for purposes of the DEIP, is the closing price per share of the Company’s Common Stock on the New York Stock Exchange for the date as of which fair market value is to be determined. The Board has authority under the DEIP to adjust the amounts and the mix of the awards.

On February 15, 2008, the value of an option under the Black-Scholes option pricing model was $16.32 per share, and the fair market value of a share of the Company’s Common Stock was $42.91 per share.

The number of shares available under the DEIP and any outstanding awards are automatically adjusted in the event of stock dividends and similar events. In the event the shares of Common Stock have been affected in such a way that an adjustment of outstanding awards is appropriate in order to prevent the dilution or enlargement of rights under the awards (including, without limitation, any extraordinary dividend or other distribution (whether in cash or in kind), recapitalization, stock split, reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event), the Board will make appropriate equitable adjustments, which may include, without limitation, adjustments to any or all of the number and kind of shares of stock (or other securities) which may thereafter be issued in connection with such outstanding awards and adjustments to any exercise price specified in the outstanding awards and will also make appropriate equitable adjustments to the number and kind of shares of stock (or other securities) authorized by, or to be granted under, the DEIP.

Stock Options

Stock options granted under the DEIP expire ten years from the date of grant. Options typically are not exercisable until three years after the date of grant. Options which have not yet become exercisable are forfeited if the director resigns or is removed for cause, and exercisable options can be exercised prior to the expiration date of such option or within 90 days after resignation or removal, whichever is the shorter period. Otherwise, unexpired options may in general be exercised for five years following termination of service as a director.

Stock options granted under the DEIP may be exercised by paying the option price to the Company, at the discretion of the Committee, in cash, by delivering to the Company shares of Common Stock having a market value on the date of exercise equal to the option price of the shares being purchased, by cash forwarded through a broker or other agent sponsored exercise or financing program, or a combination of the foregoing. Shares of Common Stock used to pay the option price of a stock option must have been held by the director for at least six months prior to the date of exercise.

Repricing Prohibited

The DEIP prohibits repricing of options without further shareholder approval. Repricing means the grant of a new option in return for the cancellation, exchange or forfeiture of an award that has a higher grant price than the new award, the amendment of an outstanding award to reduce the grant price, the cancellation or repurchase of an option at a time when grant price is greater than the fair market value of the Common Stock or any action that would be treated, for accounting purposes, as a repricing. The grant of a substitute award under the anti-dilution and adjustment provisions explained under “Awards,” above, is not a repricing.

Restricted Stock

Restricted stock is Common Stock that is issued to a Director and is subject to restrictions, which include restrictions upon the sale, assignment, transfer or other disposition of the restricted stock and the requirement of forfeiture of the restricted stock upon termination of service under certain specified conditions. The restriction period applicable to restricted stock lapses on the third Annual Meeting of Shareholders following the grant date or, if earlier, the Director’s death, disability or retirement, as disability and retirement are defined in the DEIP. The Director will have, with respect to awards of restricted stock, all of the rights of a shareholder of the Company, including the right to vote the restricted stock and the right to receive any dividends on such stock provided that dividends are subject to the same restrictions as applied to the restricted stock.

Effect of Change in Control

Notwithstanding any other provision of the DEIP to the contrary, immediately prior to any Change in Control of the Company (as defined in Section 11 of the DEIP), (i) all options which are then outstanding will become fully vested and exercisable, and (ii) all restrictions with respect to shares of restricted stock which are then outstanding will lapse, and such shares will be fully vested and nonforfeitable.

Possible Anti-Takeover Effect

The provisions of the DEIP providing for the acceleration of the exercise date of stock options and the lapse of restrictions applicable to restricted stock upon the occurrence of a Change in Control may be considered as having an anti-takeover effect.

New Plan Benefits

The actual amount of awards to be received by or allocated to non-employee directors, the only category of participants under the Plan, is not determinable in advance. However, under a similar and predecessor plan, the non-employee directors each received 1,212 shares of restricted stock and options to purchase 1,951 shares in 2007.

Amendment and Termination

The Board may at any time amend or terminate the DEIP. However, no such action by the Board may terminate any outstanding stock options granted under the DEIP. Further, the Board may not amend the DEIP without the approval of the Company’s shareholders to the extent such approval is required by the rules of any exchange upon which the Common Stock is listed or if approval of the amendment is required to qualify for the exemption provided by Rule 16b-3 of the Securities Exchange Act of 1934.

Equity Plan Information

The table set forth on page 12 of this proxy statement provides information about grants under the Company’s equity compensation plan as of December 31, 2007.

Vote Required

Approval of the adoption of the 2008 Non-Employee Directors’ Equity Incentive Plan requires the affirmative vote of a majority of the votes cast on the proposal by the holders of Common Stock voting in person or by proxy at the Annual Meeting, with a quorum of a majority of the outstanding shares of Common Stock being present or represented. Under the Pennsylvania Business Corporation Law, an abstention or broker non-vote is not a vote cast and will not be counted in determining the number of votes required for approval, though it will be counted in determining the presence of a quorum.

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

Objectives and Overview of the Executive Compensation Program

The objectives of MSA’s executive compensation program, which covers not only the six officers named in the Summary Compensation Table (“Named Officers”), but all officers of the Company, are to help attract, retain and motivate superior executive talent who will drive financial performance and enable the Company to achieve its goals. Our program is guided by a philosophy that strives to align compensation at the middle (50th percentile) of the market for all elements, including salary, cash and equity incentives, and benefits, and above-market compensation for performance exceeding annual budgets. We believe this philosophy will enable the Company to attract and retain superior executive talent with the opportunity to work in a highly ethical, growing and team-oriented Company. The design of our compensation programs is driven by the following core principles:

•	The compensation program should account for each executive’s individual role and unique responsibility while assuring a fair and competitive approach.

•	Executive compensation should be aligned to the achievement of corporate goals and objectives and provide line of sight to annual and long-term corporate strategies.

•

A significant portion of an executive’s compensation should be “performance-based” and should hold executives accountable for the achievement of corporate objectives and increases in shareholder value.

•	The compensation program should promote an ownership culture through the use of stock-based compensation and ownership guidelines that define expected levels of ownership in MSA’s stock.

•	The compensation program should recognize and reward an executive’s loyalty and tenure with the Company by providing financial security following retirement.

Overview of the Executive Compensation Program. Our executive compensation program contains both cash and stock-based components designed to meet specific objectives of the Compensation Committee of the Board of Directors (the “Committee”). The Committee considers both annual and long-term Company goals and strives to develop incentives that motivate executives to achieve these goals. Cash payments are provided through an executive’s base salary and a performance-based annual incentive. Company stock is provided through the use of stock options and non-performance based time-vesting restricted stock. The Committee has chosen to align its cash incentive program with the achievement of annual internal financial goals and its stock program with the accomplishment of long-term stock price appreciation.

Executives participate in a retirement plan similar to all other employees and some are provided with a limited number of perquisites (e.g. company car, financial counseling, club memberships, etc.) that the Committee believes serve a business purpose, are common in the market and are of modest cost to the Company. Executives also participate in a severance plan that provides certain benefits to executives should their jobs be terminated following a change in control of the Company. The specific rationale for why the Committee has chosen to provide each element of compensation is as follows:

Base salary: provides a fixed level of compensation on which an executive can rely, regardless of how the Company performs. Enables the Company to successfully compete for talent.

Annual cash incentive: provides a means of rewarding executives with an annual cash payment based on the achievement of annual Company performance goals. Amount of payout can vary significantly based on actual performance relative to annual goals. This plan does not provide a guaranteed payout.

Stock option grants: provide a means of linking an executive’s compensation to the increase in stock price above that at the time of grant. Stock options align a portion of an executive’s compensation to increases in shareholder value, a long-term goal of the Company.

Time-vesting restricted stock: provides valuable retention benefits to the Company and facilitates the accumulation of Company shares by executives. Restricted stock aligns a portion of an Executive’s compensation to increases in shareholder value, a long-term goal of the Company. For international executives restricted stock units may be substituted.

Retirement benefits: provide financial security following retirement; rewards for loyalty and tenure with the Company.

Change in control severance protection: allows executives to remain financially indifferent when considering opportunities that could benefit shareholders yet could negatively impact an executive’s job security.

Perquisites: maximize the efficient use of an executive’s time, meet competitive employment requirements and/or serve to strengthen relationships with customers and suppliers.

The Committee believes that all of these components, taken as a whole, provide an attractive compensation package that aligns with the Company’s annual and long-term goals and enables the Company to attract, retain and motivate superior executive talent.

Performance-Based Incentives. The Committee believes that a significant portion of an executive’s compensation should be delivered through performance-based incentive compensation components. The Committee has identified meaningful financial and shareholder performance objectives that align with the business strategy. The Committee uses annual financial performance metrics and goals as the basis for motivating and rewarding executives through the Company’s annual incentive plan. In addition, the Committee believes that an increase in the Company’s stock price is the best means of rewarding shareholders over the long-term. To meet this objective, the Committee has chosen to provide executives with stock options and restricted shares.

The Company’s incentive plans (annual and long-term) are targeted to reward executives at the middle (50th percentile) of the market. If the Company’s performance exceeds our goals and expectations, the annual incentive plan is designed to pay above the targeted level and, therefore, above the middle of the market. If the Company’s performance falls below our goals and expectations, the annual incentive plan is designed to pay below the targeted level or below the middle of the market. If actual performance falls below a certain threshold level, our annual incentive plan is designed to pay nothing.

The following table shows the allocation of performance-based versus fixed compensation components for our Named Officers at targeted levels in 2007:

Executive Officer	Performance- Based (1)	Fixed (2)
John T. Ryan III	52.8%	47.2%
William M. Lambert	47.1%	52.9%
Rob Cañizares	41.2%	58.8%
Dennis L. Zeitler	47.8%	52.2%
Joseph A. Bigler	44.3%	55.7%
James H. Baillie (3)	30.6%	69.4%

(1)	Includes the target value of 2007 non-equity incentive award and the grant date fair value of stock options granted in February 2007.

(2)	Includes base salary earned in 2007 plus the grant date fair value of time-vesting restricted stock granted in February 2007. Time-vesting restricted stock is included in the “fixed” column because there are no performance conditions to its vesting (other than continued employment), but unlike base salary, the ultimate value of restricted stock is inherently performance based.

(3)	Mr. Baillie retired effective June 1, 2007.

Determination of Executive Compensation Amounts

Compensation Oversight Process. The Committee has responsibility for the oversight and decision making regarding executive compensation. The Committee has engaged an outside compensation consultant, Towers Perrin, to provide assistance and guidance on compensation issues. The consultant provides management and the Committee with relevant information pertaining to market compensation levels, alternative compensation plan design, market trends and best practices.

At its meetings, the Committee regularly holds executive sessions, which exclude management and, subject to the Committee’s desire, may include its outside consultant. Management assists in the coordination and preparation of the meeting agenda and materials for each meeting, which are reviewed and approved by the Committee Chairman. Meeting materials are mailed to Committee members for review approximately one week in advance of each meeting. The Committee met three times in 2007.

Role of Executive Officers in the Compensation Process. The Committee develops proposals on compensation issues relating to the Chief Executive Officer and presents them to the independent directors for their approval. Compensation decisions regarding all other executive officers are approved by the Committee. The Committee considers the recommendations of the Chief Executive Officer and the Chief Operating Officer when making compensation decisions regarding all executive officers. Management works with the outside consultant by providing internal information as necessary to facilitate comparisons of the Company’s compensation programs to the market.

Setting Compensation Levels. The Committee reviews data related to compensation levels and programs of other companies prior to making its decisions. The Committee engages its consultant to perform a comprehensive assessment of compensation levels provided to executives among a peer group of companies. These companies are selected based on the following criteria:

•	Annual revenues that range from approximately half to double (approximately $500 million to $2 billion in 2007) our annual revenues)

•	Manufacturing process representing various industry sectors

•	Global operations and customer base

For 2007, the peer group consisted of the following 20 companies:

Albany International Corp.	Katy Industries Inc.
AMETEK Inc.	Matthews International Corp
Brady Corp.	Mettler-Toledo International Inc.
Checkpoint Systems Inc.	Milacron Inc.
CLARCOR Inc.	Moog Inc.
Crane Co.	PerkinElmer Inc.
DRS Technologies Inc.	Robbins & Myers Inc.
Federal Signal Corp.	Roper Industries Inc.
IDEX Corporation	STERIS Corp
Invacare Corp	Varian Inc

The Committee may periodically make changes to the peer group, usually by adding companies who may better meet our selection criteria or by removing companies who may have experienced change, such as acquisition, and no longer fit our selection criteria. In 2007, the Committee through its consultant, conducted a review of the peer companies to assure alignment and sound rationale. This review resulted in four companies being removed from the peer group and nine new companies added to the peer group.

The 2008 peer group will consist of the following 25 companies:

Albany International Corp.	Matthews International Corp
AMETEK Inc	Mettler-Toledo International Inc.
Brady Corp.	Moog Inc.
Bucyrus International Inc. *	Nordson Corp *
Ceradyne Inc *	PerkinElmer Inc
Checkpoint Systems Inc.	Respironics Inc *
CLARCOR Inc.	Robbins & Myers Inc.
EDO Corp *	Roper Industries Inc
ESCO Technologies Inc. *	Simpson Manufacturing Co. Inc *
Federal Signal Corp.	Standex International Corp *
Gentex Corp *	STERIS Corp
IDEX Corporation	Varian Inc
Invacare Corp

*	New

The consultant conducts an annual analysis of the most recent proxy disclosures for the peer group companies in order to understand the compensation ranges for base salary, annual and long-term incentives provided to the peer group named executive officers. Regression analysis is applied to data from multiple compensation surveys representing broader general industry companies. The peer group data is added to the survey data as an additional data source. This combined data (proxy and surveys) allows the Committee to understand the market compensation ranges for both the Named Officers and positions below the Named Officers based on the duties and responsibilities of each position. This process allows the Committee to understand and determine the level of compensation needed to target the middle (50th percentile) of the market.

The market compensation data are further used to develop a market compensation structure which includes salary grades with midpoints. Each executive is assigned to a salary grade where the midpoint of the grade approximates the median (50th percentile) of the market salary level for the position. Each salary grade has a salary range around the midpoint and has a corresponding annual and long-term incentive award opportunity that also aligns with the middle (50th percentile) of the market. In assigning an executive to a salary grade, the Committee also considers internal factors that may, in a limited number of instances, impact the grade assignment of an executive.

In addition to the market data, the Committee considers other factors when making compensation decisions, such as:

•	Individual and Company performance

•	Experience in the position

•	Current compensation relative to midpoint

•	Prior-year compensation adjustments

An assessment of these factors could result in actual compensation being positioned modestly above or below the desired middle (50th percentile) of the market positioning. The Committee does not consider amounts earned from prior performance-based compensation, such as prior bonus awards or realized or unrealized stock option gains, in its decisions to increase or decrease compensation for the following year. The Committee believes that this would not be in the best interest of retaining and motivating executives.

In order to assess the impact of its executive compensation decisions, the Committee reviews a summary report or “tally sheet” of total compensation provided to each executive. The tally sheet includes the total dollar value of annual compensation, including salary, annual and long-term incentive awards, annual increase in retirement accruals and the value of other benefits and perquisites. The tally sheet also provides the Committee information pertaining to equity ownership, future retirement benefits, and benefits the Company is required to provide to each executive under various termination scenarios. Tally sheets were reviewed by the Committee for the first time in 2006 and again in 2007, and have become a component of the Committee’s decision making process each year going forward.

Elements of Executive Compensation

Fixed Cash Base Salary. The Company provides executives with a base salary in order to attract and retain executive talent and to provide a dependable means of funding daily living expenses. Base pay is designed to be competitive with other organizations and is sensitive to the skill level, responsibility and experience of the executive. Base salary for each executive is determined through our external benchmarking process and an internal comparison to other executives at MSA to ensure internal equity. Base salary levels are targeted to the middle (50th percentile) of the market.

Annual base salary adjustments are directly linked to each executive’s individual performance assessment based on a rigorous performance management process called Partners in Performance (PIP). This individual process details an executive’s annual accomplishments compared to set levels of performance expectations, and also assesses the actual behaviors used to achieve the performance level. The CEO develops annual base salary adjustments for each executive primarily by evaluating individual performance through the PIP process. The Committee performs a similar comprehensive evaluation of the CEO’s performance against pre-determined strategic goals and determines his recommended annual base salary increase based on the outcome of this evaluation.

Performance-Based Annual Cash Incentive. The Company provides executives with an annual cash incentive, referred to as the MSA Management Incentive Program (MIP), which directly rewards the accomplishment of key corporate and/or geographical performance goals. Our CEO participates in the CEO Annual Incentive Award Plan (AIAP) which has been approved by shareholders and is administered within the requirements necessary to retain the tax deductibility of his annual incentive award under Section 162(m) of the Internal Revenue Code. Additionally, each executive, including the CEO, participates in a second incentive plan called the “Enhanced Bonus” plan that rewards for exceeding the Company’s budgeted annual income before extraordinary items. Under the Enhanced Bonus plan, annual bonus awards earned under the MIP or AIAP would be increased by 10% if the Company’s income before extraordinary items meets the target and could be increased by 50% if the Company exceeds the target by 25% or more. The Committee believes the Enhanced Bonus plan provides focus and motivation to exceed bottom line profitability targets in addition to other Company and business unit performance measures.

Under the MIP and AIAP, the target opportunity for each named executive officer is aligned with the executive’s salary grade level and with the middle (50th percentile) of the market as determined through our external benchmarking process.

Executive	Percent of Salary Midpoint (1)	MIP/AIAP Target Award (2)
John T. Ryan, III	70%	$463,327
William M. Lambert	60%	$246,000
Rob Cañizares	50%	$170,000
Dennis L. Zeitler	50%	$167,500
Joseph A. Bigler	50%	$153,000
James H. Baillie (3)	45%	$157,107

(1)	Percent of salary midpoint is the percent multiplied by the executive’s salary grade midpoint during 2007 to calculate the target award. Midpoints for several officers changed during the year. The target awards shown above reflect midpoints as of the end of 2007.

(2)	Target award is the amount that would be paid to the executive assuming all Company and individual performance goals are met.

(3)	Mr. Baillie retired effective June 1, 2007.

Actual MIP award payments are based primarily on the achievement of a variety of Company financial goals, but also have a discretionary personal performance factor applied based on the accomplishment of an executive’s individual goals. An executive’s Individual performance goals are a mix of objective, subjective and strategically-oriented goals within the executive’s control. When making his recommendations, the CEO rates each executive’s accomplishments relative to these goals and may increase or decrease the calculated MIP bonus amount by up to 20%. In most years, executives accomplish the majority of their individual goals.

Actual AIAP award payment for our CEO is based exclusively on achievement of income before extraordinary items, as defined by GAAP, relative to the pre-determined goal established and approved by the Committee. The Committee also recommends for Board approval individual strategic goals for the CEO. The Committee may use its discretion to reduce the size of the CEO’s calculated award based on his performance relative to his individual goals, but may not increase it. This is necessary to retain its deductibility.

Payout opportunities under the MIP and AIAP plans can range from 25% of an executive’s target opportunity for performance at threshold levels to 150% of an executive’s target opportunity for performance at maximum levels. In addition to these opportunities, the Enhanced Bonus may add an additional 10% to 50% to the calculated MIP or AIAP award. The maximum award opportunity under all plans combined is 225% of target for each executive including the CEO. Actual awards paid for 2007 performance are included in the Summary Compensation Table on page 27 under the column Non-Equity Incentive Plan Compensation. Award opportunities for each Named Officer under the combined plans for 2007 at threshold, target and maximum are included in the Grants of Plan-Based Awards table on page 28 under the columns Estimated Possible Payouts Under Non-Equity Incentive Plan Awards.

In 2007, pre-established performance measures and goals were approved by the Committee at its February meeting. For the Chief Executive Officer and the other Named Officers, the Committee and in the case of the CEO, independent Directors, approved the following performance targets:

Chairman and Chief Executive Officer – John T. Ryan, III

President, Chief Operating Officer – William M. Lambert

Senior Vice President, Chief Financial Officer and Treasurer – Dennis L. Zeitler

(Dollars in millions)

Performance Measure	Weighting	2007 Actual Performance	Pre-Established 2007 Annual Incentive Goals
			Threshold	Target	Maximum
Consolidated Net Income before extraordinary items	100%	$67.6	$44.7	$89.3	$134.0

Vice President; President, MSA International – Rob Cañizares (January – May 2007)

(Dollars in millions)

Performance Measure	Weighting	2007 Actual Performance	Pre-Established 2007 Annual Incentive Goals
			Threshold	Target	Maximum
Consolidated Net Income before extraordinary items	50%	$67.6	$44.7	$89.3	$134.0
International Segment Operating Income*	50%	$23.5	$14.8	$29.6	$44.4

Executive Vice President; President, MSA International – Rob Cañizares (June – December 2007)

(Dollars in millions)

Performance Measure	Weighting	2007 Actual Performance	Pre-Established 2007 Annual Incentive Goals
			Threshold	Target	Maximum
Consolidated Net Income before extraordinary items	50%	$67.6	$44.7	$89.3	$134.0
International Segment Operating Income*	25%	$23.5	$14.8	$29.6	$44.4
European Segment Operating Income*	25%	$21.3	$12.4	$24.7	$37.1

Vice President: North American Sales – Joseph A. Bigler (January – May 2007)

(Dollars in millions)

Performance Measure	Weighting	2007 Actual Performance	Pre-Established 2007 Annual Incentive Goals
			Threshold	Target	Maximum
Consolidated Net Income before extraordinary items	25%	$67.6	$44.7	$89.3	$134.0
North America Segment Operating Income*	25%	$56.1	$42.6	$85.2	$127.8
North America Net Sales with 4X leverage*	25%	$515.4	$511.4	$584.5	$657.6
North America Gross Profit % with 4X leverage*	25%	36.6%	34.0%	38.8%	43.7%

Vice President; President, MSA North America – Joseph A. Bigler (June – December 2007)

(Dollars in millions)

Performance Measure	Weighting	2007 Actual Performance	Pre-Established 2007 Annual Incentive Goals
			Threshold	Target	Maximum
Consolidated Net Income before extraordinary items	50%	$67.6	$44.7	$89.3	$134.0
North America Segment Operating Income*	50%	$56.1	$42.6	$85.2	$127.8

Vice President; President, MSA Europe – James H. Baillie (retired as of June 1, 2007)

(Dollars in millions)

Performance Measure	Weighting	2007 Actual Performance	Pre-Established 2007 Annual Incentive Goals
			Threshold	Target	Maximum
Consolidated Net Income before extraordinary items	50%	$67.6	$44.7	$89.3	$134.0
European Segment Operating Income*	50%	$21.3	$12.4	$24.7	$37.1

*	For geographic business unit metrics a currency adjusted target will be used to compute the annual incentive payment.

The Committee has chosen net income as the primary corporate performance goal for all Named Officers. For geographic business unit executives, the Committee has chosen a combination of corporate net income and their individual segments’ operating income. The Committee believes that these measures are the best indicators of performance produced as a result of our executives’ efforts.

Long-Term Incentive Compensation. Our long-term incentive program represents a significant portion of an executive’s total compensation package. Awards under this program are considered “at risk” which means they can increase or decrease in value based on fluctuations in our stock price. In selecting the appropriate long-term incentive vehicles to provide executives, the Committee made its decisions based on its desire to reward for long-term stock price appreciation, to promote loyalty and tenure with the Company and to provide a means of accumulating shares. Stock options and time-vesting restricted stock were chosen to meet these attributes. These awards are granted under the shareholder-approved Management Share Incentive Plan (MSIP).

LONG-TERM INCENTIVE COMPENSATION

	01/01/07 Salary Midpoint	2007 Stock Multiplier*	Allocated to		** Option Award Value	*** Restricted Stock Award Value
			Options (75%)	Restricted Stock (25%)
	(1)	(2)	(3)	(4)	(1) x (3)	(1) x (4)
John T. Ryan III	$661,895	175%	131.25%	43.75%	$868,737	$289,579
William M. Lambert	$410,000	135%	101.25%	33.75%	$415,125	$138,375
Rob Cañizares	$294,175	110%	82.50%	27.50%	$242,694	$80,898
Dennis L. Zeitler	$335,000	120%	90.00%	30.00%	$301,500	$100,500
Joseph A. Bigler	$233,240	75%	56.25%	18.75%	$131,198	$43,733
James H. Baillie****	$334,404	110%	82.50%	27.50%	$275,883	$91,961

*	Stock multiplier is the percentage effective as of January 1, 2007.

**	Options to be awarded = Option Award Value divided by (stock price day of award x Black-Scholes value).

***	Shares to be awarded = RSA Award Value divided by stock price day of award.

****	Mr. Baillie retired effective June 1, 2007.

NOTE:	Stock multipliers are market based and determined with the assistance of the Company’s outside compensation consultant.

Long-term incentive opportunities are developed for each executive salary grade based on the middle (50% percentile) of the market. An executive’s salary grade assignment determines the opportunity to be delivered through the long-term incentive program. An executive’s long-term incentive opportunity is distributed 75% to stock options and 25% to time-vesting restricted stock. This allocation demonstrates the Committee’s desire to weight a larger portion of the overall award to stock options.

Special Retention Incentive. In early 2007, in preparation for the announcement of the retirement of the current CEO, the Board of Directors created an additional incentive to retain three top executives that were considered essential to the ongoing operation of the business. A retention bonus in the form of a grant of time vested restricted stock was made to these top three executives. Vesting of the grants occurs in the fourth, fifth and sixth years after the year of grant These grants were approved at the February 21, 2007 meeting of the Compensation Committee. The grants were effective June 1, 2007.

RETENTION GRANT

	Number of Shares Granted	Date Restrictions Lapse*
Executive		6/1/2011	6/1/2012	6/1/2013
William M. Lambert	12,438	4,146	4,146	4,146
Rob Cañizares	12,438	4,146	4,146	4,146
Dennis L. Zeitler	12,438	4,146	4,146	4,146

*	Restrictions lapse in the event of death, disability or change in control, but not at retirement.

Stock Option Awards. Stock options are a performance motivator for executives to increase shareholder value. The value of options is derived using the Black-Scholes model, which is calculated and provided to MSA by the Committee’s outside compensation consultant using market assumptions approved by management. Each option has vesting provisions that require continued employment of the executive thereby promoting the retention of the executive. Stock options vest 100% three years following grant. The options are exercisable after they vest and until they expire, which is generally on the tenth anniversary following the grant date.

In order to deliver stock options in the most tax efficient means to our executives, incentive stock options are provided, to the extent IRS limits permit, along with non-qualified stock options. The benefit of receiving incentive stock options is that realized gains are taxed at the lower capital gains rate instead of at an executive’s higher normal income tax rate, if certain holding period requirements are met. For our CEO, the exercise price of his incentive stock options is required to be equal to 110% of the fair market value of our stock price on the date of grant. For all other options, the exercise price is 100% of the fair market value on the grant date. CEO incentive stock options expire on the fifth anniversary following the grant date as required by IRS regulations due to the level of Mr. Ryan’s beneficial ownership.

The Company computes the fair value of each stock option using the Financial Accounting Standards Board Statement No. 123R, Stock-Based Compensation (FAS 123R), and expenses this amount over the vesting period in accordance with generally accepted accounting principles.

Time-Vesting Restricted Stock. The Committee has selected time-vesting restricted shares in order to create and encourage an ownership culture and to serve as a retention tool. Restricted shares vest 100% on the third anniversary following the date of grant. The fair value of restricted shares is the fair market value on the date of grant, and the recipient is charged with income for Federal income tax purposes in the years of vesting and at the market value at that time.

Recoupment Policy. In 2007 the Committee formalized a general recoupment policy. In the event of a material restatement of MSA’s financial results, the Board believes it would be appropriate to review the circumstances that caused the restatement and consider issues of accountability for those who bore responsibility for the events, including whether anyone responsible engaged in misconduct. As part of that review, consideration would also be given to any appropriate action regarding compensation that may have been awarded to such persons. In particular, it would be appropriate to consider whether any compensation was awarded on the basis of having achieved specified performance targets, whether an officer engaged in misconduct that contributed to the restatement and whether such compensation would have been reduced had the financial results been properly reported. Misconduct includes violation of MSA policies or any act or failure to act that could reasonably be expected to cause financial or reputational harm to MSA. Depending on the outcome of that review, appropriate action could include actions such as termination, reducing compensation in the year the restatement was made, seeking repayment of any bonus received for the period restated or any gains realized as a result of exercising an option awarded for the period restated, or canceling any unvested equity compensation awarded for the period restated. Consideration may also be given to whether or not any one or more of such actions should be extended to employees who did not engage in misconduct that contributed to the restatement.

Post Employment Retirement Benefits. Retirement related compensation is designed to provide financial security following retirement from the Company and to reward for loyalty and tenure with MSA. Retirement benefits fall into four major elements which include Pension, 401(k), non-qualified retirement plan, and executive insurance. All of these programs exist to help attract, retain, and motivate key executives. The programs are designed to be competitive and are benchmarked to representative peer companies. Retirement-related compensation programs do not have a direct linkage to performance but rather a link to employment with MSA, as do all other welfare benefits.

•

Pension – offered as part of a retirement package that helps the Company recruit employees and provides security and peace of mind for future retirement, enabling executives and other employees to exit the workforce at retirement age. Pension amounts are based on final average pay, years of service, age, and a pre-determined plan formula.

•

401(k) – offered as part of our benefits package to encourage employees to save for their own retirement and future financial security. MSA matches 50% of employee contributions up to the first 8% of compensation. Plan design and provisions are reviewed periodically to determine if the total retirement package is competitive.

•	Non-qualified retirement plans – provide additional retirement benefits for executives whose accumulations and contributions in the qualified plans are limited by the Internal Revenue Code.

•

Executive Insurance Program – designed to provide additional life insurance to executives, ranging from $600,000 to $1,000,000. It also provides a supplemental retirement benefit for officers of the Corporation, encourages officers to stay with the Company until eligible to retire, provides a recruiting tool for executives who might not have a long enough career with the Company to accumulate a significant retirement benefit under the traditional plans and provides a tax effective delivery of life insurance benefits during the working life of an executive.

Stock Ownership Policy The Committee has adopted stock ownership guidelines for all executive officers and believes that significant ownership levels will provide additional motivation to executives to perform in accordance with the interests of the Company’s shareholders. Executives have a five-year period from the time they become an executive during which they are encouraged to accumulate the specified shares. That specified ownership amount is expected to be retained thereafter as long as an executive remains an active employee. The level of ownership for each executive is defined as follows:

•

The Chief Executive Officer and other executive officers are expected to hold a number of shares equal in value to their salary grade midpoint times their annual long-term incentive opportunity times three.

STOCK OWNERSHIP REQUIREMENTS

Position	Salary Midpoint as of 12/31/2007		2007 Stock Multiplier*				Ownership Requirement
John T. Ryan III, CEO	$661,895	x	175%	x	3	=	$3,474,949
William M. Lambert, President, COO	$410,000	x	135%	x	3	=	$1,660,500
Rob Cañizares, President; V.P. International	$340,000	x	135%	x	3	=	$1,377,000
Dennis L. Zeitler, CFO	$335,000	x	120%	x	3	=	$1,206,000
Joseph A. Bigler President; V.P. North America	$306,000	x	95%	x	3	=	$872,100
James H. Baillie, President, Europe**	NA						NA

*	Stock multiplier is the percentage effective as of December 31, 2007.

**	Retired effective June 1, 2007.

The following forms of share ownership apply toward the stock ownership level: shares purchased, vested and unvested restricted stock, shares retained following the exercise of stock options and shares acquired through any other lawful means. The Company currently does not have a formal penalty should an executive fail to meet the expected ownership level in the allotted timeframe. However, the Committee may use its discretion to reduce or eliminate future long-term incentive grants. These ownership guidelines help drive a culture of ownership and accountability among the executive team.

Perquisites. The Company provides executives with a limited number of perquisites in order to strengthen business relationships and maximize the use of our executive’s time. Our perquisites have been benchmarked to the market and are considered ordinary and customary for each executive’s position. The following are available to the Named Officers:

•

Automobile – each Named Officer is provided a Company leased vehicle to facilitate travel among MSA’s various locations. With five local sites in Pittsburgh and others located around the country, travel can be an integral part of each executive’s responsibility. An automobile enables this travel to occur effectively while encouraging executives to dedicate their time and attention to business issues. Personal use of this automobile is calculated and imputed as income for each executive.

•	Club memberships – provided to Named Officers to facilitate customer contact and afford an alternative location for business meetings.

•

Financial planning and tax return assistance – provides advice and guidance to executives on investment and income tax issues in order to maximize the use and understanding of our executive compensation program and minimize time otherwise required for taxation issues.

•	The Company does not own an aircraft, nor does the Company have fractional ownership in any aircraft, nor does it typically pay for executives’ personal travel.

Severance Policy. The Company has a Separation Pay Policy that applies to the Named Officers as well as all other eligible salaried employees. The Plan applies to a permanent termination of the employment relationship when initiated by the Company and when other conditions are satisfied. A schedule of benefits determines the separation benefit ranging from four weeks to a maximum of fifty-two weeks of salary continuation. The Company has entered into change in control employment agreements with each of the Named Officers. These agreements provide Named Officers up to three years income and benefits following a change in control of the Company. These agreements are intended to retain executives, provide continuity of management in the event of an actual or threatened change in control and enable executives to remain financially indifferent when evaluating opportunities that may be beneficial to shareholders yet could negatively impact the continued employment of the executive. These agreements were based on market research and data provided by outside consultants. Severance payments are triggered only in the event of both a change in control and termination of employment other than for cause, death or disability. However, in the case of the CEO, termination may include voluntary termination by the CEO within one year after the change in control. There are no tax gross-up provisions in the change in control agreements.

Stock Option and Other Equity Granting Process. The Company grants stock options and all other equity grants for executives and all other associates at the first regularly scheduled Compensation Committee meeting of each calendar year. This grant date is fixed each year and precedes the year-end earnings release. Under the existing stock plan, the stock option exercise price was set as the average of the high and low stock prices on the grant date, and under the new stock plan which is being considered for approval at the annual meeting, the stock option exercise price will be set as the closing price on the grant date, in each case as permitted by FAS 123R. Option dating practices are consistent, regular and unbiased. The Company does not “backdate” options or grants of any kind.

Adjustments or Recovery of Prior Compensation. The Company does not have employment agreements with any Named Officer. In 2007 a general recoupment policy was established to facilitate the recovery or adjustment of amounts previously awarded or paid to a Named Officer in the event that such person engages in misconduct or violation of a Company policy, including in the event that financial results or other performance measures on which an award or payment were based were to be restated or adjusted. Additionally, the Sarbanes-Oxley Act of 2002 provides that if the Company is required to restate its financial results due to material noncompliance with financial reporting requirements as a result of misconduct, the Chief Executive Officer and the Chief Financial Officer must reimburse the Company for any bonus, incentive or equity-based compensation received, and any profits realized from the sale of Company securities, during the twelve months following the issuance or filing of the noncompliant results.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Board of Directors has reviewed the Compensation Discussion and Analysis and has discussed it with management. Based upon its review and those discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2007.

Thomas H. Witmer, Chair

James A. Cederna

Thomas B. Hotopp

John C. Unkovic

COMPENSATION TABLES

Summary Compensation Table

The following table shows the compensation for 2007 and 2006 of the Company’s principal executive officer, the Company’s principal financial officer and the other three executive officers of the Company with the highest total compensation for 2007 and 2006 (the “Named Officers”):

Name and Principal Position	Year	Salary	Restricted stock awards (1)	Stock option awards (1)	Non-equity incentive plan compensation (2)	Change in pension value (3)	All other compensation (4)	Total
John T. Ryan III,	2007	$682,446	$393,227	$739,544	$350,784	$369,125	$66,815	$2,601,941
Chairman and Chief Executive Officer	2006	$661,053	$483,615	$780,945	$379,249	$334,380	$55,105	$2,694,347
William M. Lambert,	2007	$379,733	$187,678	$202,133	$195,559	$62,458	$39,724	$1,067,285
President and Chief Operating Officer	2006	$328,417	$111,701	$87,168	$128,789	$52,978	$34,703	$743,756
Rob Cañizares	2007	$347,693	$145,367	$129,339	$128,382	$88,310	$167,977	$1,007,068
Executive Vice President and President, MSA International	2006	$303,901	$75,358	$60,265	$111,779	$77,542	$35,712	$664,557
Dennis L. Zeitler,	2007	$327,833	$198,138	$255,007	$133,155	$88,420	$38,130	$1,040,683
Vice President, Chief Financial Officer and Treasurer	2006	$296,489	$153,930	$245,123	$112,227	$132,314	$35,120	$975,203
Joseph A. Bigler, VP,	2007	$271,845	$59,774	$110,976	$99,346	$58,068	$29,166	$629,175
Vice President North America VP, NASO
James H. Baillie,	2007	$162,139	$194,296	$0	$0	N/A	$1,163,747	$1,520,182
Former President, MSA Europe (5)	2006	$352,661	$84,109	$63,283	$158,219	N/A	$64,515	$722,787

(1)

Represents the expense amounts recognized for financial statement reporting purposes for 2007 and 2006 with respect to restricted stock awards and stock option awards granted to the Named Officer. See note 8 to the financial statements in each of the 2007 and 2006 Annual Reports for a discussion of the assumptions made in valuing the awards in accordance with FAS 123R. Under FAS 123R portions of the amounts expensed for financial reporting purposes in 2007 and 2006 are attributable to awards granted in prior years. Since Messrs. Ryan, Zeitler and Bigler are eligible to retire under the Company’s pension plan, FAS 123R required the entire grant date fair value of their 2007 and 2006 awards to be expensed in 2007 and 2006, respectively. For the other Named Officers, the grant date fair values of 2007 and 2006 awards are expensed over the three-year vesting period. The grant date fair values of the awards granted in 2007 are shown in the Grants of Plan-Based Awards table below.

(2)	Represents the aggregate amount of incentive awards earned by the Named Officer for 2007 under the Management Incentive Program, the CEO Annual Incentive Award Plan and the Enhanced Bonus. See “Performance-Based Cash Short-Term Incentive” in the Compensation Discussion and Analysis above.

(3)	Represents the amount of the aggregate increase for 2007 in the actuarial present value of the Named Officer’s accumulated benefits under the defined benefit retirement plans described under “Pension Benefits” below.

(4)	The following table describes the amounts included under “All Other Compensation:”

Name	Perquisites and personal benefits (A)	Company contributions to defined contribution plans	Insurance premiums	Other (B)	Total
John T. Ryan III	$20,344	$42,468	$4,003		$66,815
William M. Lambert	$18,835	$20,341	$548		$39,724
Rob Cañizares	$146,478	$18,379	$3,120		$167,977
Dennis L. Zeitler	$19,598	$17,602	$930		$38,130
Joseph A. Bigler	$14,946	$13,368	$852		$29,166
James H. Baillie (C)	$34,830	N/A	N/A	$24,697	$59,527

(A)	The amounts for Messrs. Ryan, Zeitler and Lambert consist of the cost of personal use of a Company car, tax and investment assistance and a club membership. The amount for Mr. Bigler consists of the cost of personal use of a Company car and tax and investment assistance. The amount shown for Mr. Cañizares consists of personal use of a Company car, tax and investment assistance, spousal travel of $33,725 and special allowances related to his acceptance of his new duties in Europe. This includes a housing allowance of $40,065, a goods and services allowance and a tax gross-up of $47,149.

(B)	Represents the amount paid to Mr. Baillie in lieu of contributions to a retirement plan.

(C)	In connection with his separation agreement entered into upon his retirement from the Company on June 1, 2007, Mr. Baille received the following separation payments and related perquisites: separation pay of $380,133, payment in lieu of bonus of $152,000, payment in lieu of options of $200,000, payment for unused vacation of $58,480, relocation assistance of $117,590, life planning services, house rental of $44,083, tax gross-up on relocation expenses and other miscellaneous expense reimbursements.

(5)	A portion of Mr. Baillie’s salary and non-equity incentive plan compensation was paid in Euros due to his overseas assignment. For purposes of the table, these amounts were converted to Dollars using the rate of $1.4675 per Euro, which was the average conversion rate during 2007 and the rate used by the Company for financial reporting purposes. The same rate was used in valuing perquisites provided to Mr. Baillie which were paid for by the Company in Euros.

Grants of Plan-Based Awards

The following table shows the grants of plan-based awards made to the Named Officers in 2007:

Name	Grant date	Estimated possible payouts under non-equity incentive plan awards (1)			Stock awards (2)		Option awards (3)
		Threshold	Target	Maximum	Number of shares	Grant date fair value	Number of shares	Exercise price ($/share)	Grant date fair value
John T. Ryan III	2/21/2007	$231,664	$463,327	$950,000	7,222	$289,566	2,494	$44.11	$31,125
	2/21/2007						46,121	$40.10	$708,419
William M. Lambert	2/21/2007	$123,000	$246,000	$553,500	3,451	$138,368	22,859	$40.10	$351,114
	6/01/2007				12,438	$539,685
Rob Cañizares	2/21/2007	$85,000	$170,000	$382,500	2,018	$80,912	13,364	$40.10	$205,271
	6/01/2007				12,438	$539,685
Dennis L. Zeitler	2/21/2007	$83,750	$167,500	$376,875	2,507	$100,518	16,602	$40.10	$255,007
	6/01/2007				12,438	$539,685
Joseph A. Bigler	2/21/2007	$76,500	$153,000	$344,250	1,091	$43,744	7,225	$40.10	$110,976
James H. Baillie (4)	2/21/2007	$78,554	$157,107	$353,491	2,294	$91,978	15,192	$40.10	$233,349

(1)	Represents the amounts which could have been earned by the Named Officer through 2007 performance at the threshold, target and maximum levels under the annual incentive plans described under “Performance-Based Annual Cash Incentive” in the Compensation Discussion and Analysis above. The actual amounts earned are shown in the “Non-equity incentive plan compensation” column in the Summary Compensation Table above.

(2)	Represents restricted stock awards granted to each Named Officer in 2007 under the MSIP. To earn the award, the officer must remain employed by the Company or a subsidiary through the third anniversary of the grant date. Restricted shares will also vest earlier upon a change in control or if the grantee’s employment terminates due to death, disability or retirement under a Company retirement plan. As of December 31, 2007, Messrs. Ryan, Zeitler and Bigler were eligible to retire under the Company’s pension plan. Unless and until forfeited upon termination of employment prior to vesting, holders of restricted shares receive dividends at the same rate as other holders of the Company’s Common Stock.

(3)	Represents stock options granted to each named officer in 2007 under the MSIP. The option for 2,494 shares granted to Mr. Ryan and 2,494 shares of the options granted to each other Named Officer are intended to qualify as incentive stock options under the Internal Revenue Code. The options become exercisable on the third anniversary of the grant date or upon an earlier change in control. Except for Mr. Ryan’s incentive stock option, the exercise price of each option is the average of the high and low market prices of the Common Stock on the grant date, and the options expire on the tenth anniversary of the grant date. The exercise price of Mr. Ryan’s incentive stock option is 110% of such average market price, and the option expires on the fifth anniversary of the grant date. The closing market price of the Common Stock on the grant date was $40.10. Options are exercisable for up to five years (but not after the expiration date) following termination of employment due to death, disability, voluntary termination with the consent of the Company, retirement under a Company retirement plan or within one year after a change in control and may not be exercised following any other termination of employment.

(4)	Mr. Baille retired effective June 1, 2007 and all unvested restricted shares were immediately vested and all existing vested and unvested options were forfeited.

Outstanding Equity Awards at Fiscal Year-End

The following table shows the outstanding equity awards held by the Named Officers at December 31, 2007:

Name	Stock option awards					Restricted stock awards
	Number exercisable	Number unexercisable	Date exercisable	Option exercise price	Expiration date	Number of shares that have not vested	Vesting date	Market value of shares that have not vested (1)
John T. Ryan III	221,130		9/12/2001	$7.80	3/12/2011	6,034	3/15/2008	$312,984
	143,097		9/11/2002	$12.14	3/11/2012	7,723	3/15/2009	$400,592
	196,197		3/12/2004	$10.65	3/12/2013	7,222	3/15/2010	$374,605
	72,080		3/9/2005	$25.07	3/9/2014
	2,189		12/14/2005	$50.25	2/23/2010
	49,105		12/14/2005	$45.68	2/23/2015
		2,495	2/27/2009	$44.09	2/27/2011
		45,856	2/27/2009	$40.08	2/27/2016
		2,494	2/21/2010	$44.11	2/21/2012
		46,121	2/21/2010	$40.10	2/21/2017

William M. Lambert	29,184		9/11/2002	$12.14	3/11/2012	2,438	3/15/2008	$126,459
	44,251		3/12/2004	$10.65	3/12/2013	3,121	3/15/2009	$161,886
	36,119		3/9/2005	$25.07	3/9/2014	3,451	3/15/2010	$179,003
	20,443		12/14/2005	$45.68	2/23/2015	4,146	6/01/2011	$215,053
		19,240	2/27/2009	$40.08	2/27/2016	4,146	6/01/2012	$215,053
		22,859	2/21/2010	$40.10	2/21/2017	4,146	6/01/2013	$215,053

Rob Cañizares	9,848		3/12/2004	$10.65	3/12/2013	1,686	3/15/2008	$87,453
	19,290		3/9/2005	$25.07	3/9/2014	2,158	3/15/2009	$111,935
	14,133		12/14/2005	$45.68	2/23/2015	2,018	3/15/2010	$104,674
		13,302	2/27/2009	$40.08	2/27/2016	4,146	6/01/2011	$215,053
		13,364	2/21/2010	$40.10	2/21/2017	4,146	6/01/2012	$215,053
						4,146	6/01/2013	$215,053

Dennis L. Zeitler	15,969		12/14/2005	$45.68	2/23/2015	1,905	3/15/2008	$98,812
		15,029	2/27/2009	$40.08	2/27/2016	2,438	3/15/2009	$126,459
		16,602	2/21/2010	$40.10	2/21/2017	2,507	3/15/2010	$130,038
						4,146	6/01/2011	$215,053
						4,146	6/01/2012	$215,053
						4,146	6/01/2013	$215,053

Joseph A. Bigler	13,169		3/9/2005	$25.07	3/9/2014	911	3/15/2008	$47,254
	7,640		12/14/2005	$45.68	2/23/2015	1,166	3/15/2009	$60,480
		7,191	2/27/2009	$40.08	2/27/2016	1,091	3/15/2010	$56,590
		7,225	2/21/2010	$40.10	2/21/2017

(1)	Based on the $51.87 closing price for the Company’s Common Stock on December 31, 2007.

Option Exercises and Stock Vested

The following table shows the stock options exercised by the Named Officers and the restricted stock awards vested for the Named Officers during 2007:

Name	Stock option awards		Restricted stock awards
	Number of shares acquired on exercise	Value realized on exercise (1)	Number of shares acquired on vesting	Value realized on vesting (2)
John T. Ryan III	None	—	8,460	$349,356
William M. Lambert	None	—	4,100	$169,310
Rob Cañizares	None	—	2,640	$109,019
Dennis L. Zeitler	24,699	$795,802	2,800	$115,626
Joseph A. Bigler	9,378	$359,574	1,550	$64,007
James H. Baillie	28,419	$457,046	9,604	$413,201

(1)	Represents the difference between the market value on the date of exercise of the shares acquired and the option exercise price.

(2)	Represents the market value on the vesting date of the restricted shares vested.

Pension Benefits

The following table provides information concerning the value of the Named Officers’ accumulated benefits under the Company’s defined benefit retirement plans:

Name	Plan name	Number of years credited service	Present value of accumulated benefit	Payments during last fiscal year
John T. Ryan III	Pension Plan	38.4	$999,857	None
	Supplemental Pension Plan	38.4	$4,848,163	None
	Executive Insurance Program	N/A	$656,743	None
	Retirement Plan for Directors	26.9	$205,751	None

William M. Lambert	Pension Plan	26.3	$250,456	None
	Supplemental Pension Plan	26.3	$437,803	None
	Executive Insurance Program	N/A	$492,557	None

Rob Cañizares	Pension Plan	4.9	$85,899	None
	Supplemental Pension Plan	4.9	$97,400	None
	Executive Insurance Program	N/A	$185,692	None

Dennis L. Zeitler	Pension Plan	30.8	$562,651	None
	Supplemental Pension Plan	30.8	$786,722	None
	Executive Insurance Program	N/A	$394,046	None

Joseph A. Bigler	Pension Plan	35.4	$604,881	None
	Supplemental Pension Plan	35.4	$506,617	None
	Executive Insurance Program	N/A	$394,046	None

James H. Baillie	Not eligible	N/A	N/A	N/A

Pension Plan

Introduction. The Company’s Non-Contributory Pension Plan for Employees is a retirement plan that covers most U.S. salaried employees and some U.S. hourly employees.

To have a non-forfeitable right to a benefit under the Pension Plan, a participant must complete five years of service with the Company or an affiliate, or reach normal retirement age while employed by the Company or an affiliate. The Pension Plan’s normal retirement age is identical to the participant’s “Social Security Retirement Age.” The Social Security Retirement Age is established by Federal law, and varies from age 65 for persons born before 1938 to age 67 for persons born in 1960 or later years.

Benefits at Normal Retirement Age. A participant who retires upon reaching normal retirement age can begin receiving pension payments as of the first day of the following calendar month, which is referred to as the participant’s “normal retirement date.”

The Pension Plan has a minimum benefit formula that applies to only a small number of lower-paid participants. The majority of participants who begin receiving benefits on their normal retirement date are entitled to receive a monthly benefit equal to the sum of the amounts shown in (a), (b) and (c) below:

(a)	0.80%	x	Average Monthly Earnings up to Average Social Security Wage Base	x	Credited Service up to 35 Years

			plus

(b)	1.55%	x	Average Monthly Earnings greater than Average Social Security Wage Base	x	Credited Service up to 35 Years

			plus

(c)	1.00%	x	Average Monthly Earnings	x	Credited Service over 35 Years

For purposes of the normal retirement benefit formula, the following terms have the following meanings:

•

“Average Monthly Earnings” is generally the average of monthly compensation received during the participant’s highest five consecutive calendar years of compensation over the last ten years of employment. Compensation is generally the total cash payments received by a participant for services performed, before any reductions for employee contributions to 401(k) or other employee benefit plans. Compensation does not include any expense reimbursements, income attributable to non-cash benefits, or special “one-time” payments. The compensation that can be taken into account each year is limited by Federal law. The 2008 limit is $230,000, but this number will be adjusted in future years for cost-of-living increases.

•

“Average Social Security Wage Base” is the average of the Social Security taxable wage bases in effect under Federal law during the 35-year period ending in the calendar year in which the participant attains Social Security Retirement Age.

•

“Credited Service” is a participant’s actual period of service with the Company as an employee in a category of employment that is covered by the Pension Plan. No extra credited service has been granted under the Pension Plan to any of the Named Officers.

Benefits at Early Retirement Age. The Pension Plan permits early retirement by participants who have (i) reached age 55 with at least 15 years of service, or (ii) reached age 60 with at least 10 years of service. Messrs. Ryan, Zeitler and Bigler are currently eligible for early retirement. Participants who elect early retirement can choose to begin receiving pension benefits immediately, in which case their monthly benefit amount will be reduced to reflect the early start of payments; or they may choose to delay the start of payments until their normal retirement date, at which time they will receive unreduced benefits determined under the normal retirement benefit formula described above.

If a participant takes early retirement and begins receiving pension payments before his or her normal retirement date, the monthly pension benefit will be determined under the normal retirement formula, but will be reduced by (i) 5/9ths of 1% for each of the first 60 months that benefits begin before the normal retirement date, plus (ii) 5/18ths of 1% for each of the next 60 months that benefits begin before the normal retirement date, plus (iii) .345% for each of the next 12 months that benefits begin before the normal retirement date, plus (iv) .3108% for each of the next 12 months that benefits begin before the normal retirement date. Different reduction factors apply to the minimum benefit formula.

Forms of Payment. In general, Pension Plan benefits are paid as a stream of monthly benefits, referred to as an annuity (the only exception is that benefits with a present value of $5,000 or less are automatically paid in a lump sum following termination of employment). The normal form of payment for a single participant is a “single life annuity” that pays monthly benefits to the participant for his or her life only. The normal form of payment for a married participant is a “qualified joint and survivor annuity” that pays monthly benefits to the participant for life, and, after the participant’s death, pays monthly benefits to the participant’s surviving spouse in an amount equal to 50% of the monthly amount payable during the participant’s lifetime. The Pension Plan also permits a participant to elect from among several optional forms of annuity payment that are of equivalent actuarial value to the normal form of payment.

Even though the Named Officers who participate in the Pension Plan cannot receive a lump sum distribution from the Pension Plan, the pension benefit table is required to show a lump sum value at normal retirement age for each individual’s accumulated Pension Plan benefit. That lump sum figure was calculated by using an annual interest rate of 6% and the 1983 GAM mortality table.

Supplemental Pension Plan

Introduction. The Company’s Supplemental Pension Plan is a nonqualified retirement plan that provides pension plan participants with pension benefits that they would have received under the Pension Plan except for certain limitations imposed by Federal law, including the limitation on compensation that can be taken into account. Benefits under the Supplemental Pension Plan become non-forfeitable at the same time as benefits become non-forfeitable under the Pension Plan.

Benefits at Normal Retirement Age. The monthly benefit payable under the Supplemental Pension Plan to a participant who begins receiving benefits on his or her normal retirement date will be equal to the difference between (i) the amount that would have been payable under the Pension Plan on the normal retirement date if there were no limitations placed by law upon compensation taken into account or upon the amount of annual benefit payments, and (ii) the amount that is actually payable to the participant under the Pension Plan.

Benefits at Early Retirement Age. The monthly benefit payable under the Supplemental Pension Plan to a participant who is eligible for early retirement under the Pension Plan and who begins receiving benefits under the Pension Plan before his or her normal retirement date will be equal to the difference between (i) the amount that would have been payable under the Pension Plan if there were no limitations placed by law upon compensation taken into account or upon the amount of annual benefits, and (ii) the amount that is actually payable to the participant under the Pension Plan. As noted above, Messrs. Ryan, Zeitler and Bigler are currently eligible for early retirement.

Forms of Payment. Benefits payable under the Supplemental Pension Plan are generally payable in the same form that the participant’s benefits are payable under the Pension Plan. However, in the event of a participant’s termination within a three-year period after a corporate change in control (as defined in the Supplemental Pension Plan), the participant will receive a lump sum distribution of the Supplemental Pension Plan benefit, even if a lump sum cannot be paid under the Pension Plan.

Even though the Named Officers who participate in the Supplemental Pension Plan are not eligible to receive a lump sum unless a change in control occurs, the pension benefit table is required to show a lump sum value at normal retirement age for each individual’s accumulated Supplemental Pension Plan benefit. That lump sum figure is calculated using the same interest rate and mortality assumptions that were used to produce the lump sum figures for the Pension Plan.

Retirement Plan for Directors

Mr. Ryan was a participant in the Retirement Plan for Directors, which is described below under “Compensation of Directors.”

Nonqualified Deferred Compensation

The following table provides information concerning deferrals by the Named Officers’ of their earned compensation under the Company’s nonqualified deferred compensation plans:

Name	Executive contributions in 2007 (1)	Company contributions in 2007 (2)	Aggregate earnings in 2007 (3)	Aggregate withdrawals/ distributions	Aggregate balance at 12/31/2007 (4)
John T. Ryan III	$66,936	$33,468	$119,213	None	$1,702,699
William M. Lambert	$22,682	$11,341	$54,841	None	$424,265
Rob Cañizares	$18,758	$9,379	$37,967	None	$409,394
Dennis L. Zeitler	$17,205	$8,602	$3,695	None	$87,930
Joseph A. Bigler	$8,735	$4,368	$7,332	None	$166,337
James H. Baillie	None	None	$28,784	$68,400	$637,561

(1)	These amounts are reported in the Summary Compensation Table as salary or non-equity incentive plan compensation, as applicable.

(2)	These amounts are reported in the Summary Compensation Table under “Other Compensation.”

(3)	Earnings on deferred compensation under the Company’s nonqualified deferred compensation plans are not above market or preferential and are therefore not included in the Summary Compensation Table.

(4)	Of the balances shown, the following amounts represent executive and Company contributions which either were reported in the Summary Compensation Table in the year of the contribution or would have been so reported had the individual been a Named Officer for that year: Mr. Ryan, $1,099,754; Mr. Zeitler, $72,345; Mr. Lambert, $234,130; Mr. Cañizares, $263,054; Mr. Bigler, $147,698 and Mr. Baillie, $578,146. The remainder represents non-preferential market earnings not reportable in the Summary Compensation Table.

Supplemental Savings Plan

For the Named Officers other than Mr. Baillie, the amounts shown in the Nonqualified Deferred Compensation table relate to the Company’s Supplemental Savings Plan (SSP). The SSP permits the Named Officers and other eligible employees to defer compensation in excess of the limits imposed by the Internal Revenue Code on employee contributions to the Company’s Retirement Savings Plan (RSP), a qualified 401(k) Plan. The Company matches 50% of participant deferrals up to the first 8% of eligible compensation, whether contributed to the RSP or deferred under the SSP. Participant contributions are vested at all times. Company matching contributions vest upon completion of five years of service, or earlier upon death, attainment of age 65 or a change in control.

Compensation eligible for deferral under the SSP includes salary and annual incentive bonus. There is no limit on the percentage of eligible compensation that a participant may defer. Participants may elect to have their SSP accounts treated as if invested in one or more of a selection of publicly available mutual funds similar to those available under the RSP. Accounts are credited with earnings or losses based on the investment results of the funds selected. Participants may change their investment elections, for either new contributions and/or for existing balances, at any time.

Distribution options under the SSP vary depending upon the year in which compensation was deferred. Distribution of amounts deferred prior to 2003 commences upon termination of employment or an earlier change in control and is paid either in a lump sum or in five annual installments, as elected by the participant. For amounts deferred in 2003 or thereafter, the participant could elect an alternate date for the commencement of distributions, which for deferrals in 2005 and thereafter must be at least five years after the year of deferral. Absent such an election, distributions commence upon termination of employment. Distributions are made either in a lump sum or in up to 15 annual installments, as elected by the participant. The timing of participant elections, both as to deferrals and as to distributions, is restricted in accordance with Internal Revenue Service requirements.

James H. Baillie Deferred Compensation Account

Mr. Baillie did not participate in the SSP. Instead, he was permitted each year to elect an amount up to 100% of his cash compensation for the following year to be deferred to an unfunded deferred compensation account. The amount in the account is credited with interest quarterly in the amount it would have earned if invested in a specified publicly available money market mutual fund. The balance in the account is being distributed to Mr. Baillie in 20 quarterly installments which began in July 2007, as elected by Mr. Baillie in accordance with Internal Revenue Service requirements.

Potential Payments upon Termination or Change-in-Control

The tables below show the payments and benefits to which each Named Officer would have been entitled if his employment had terminated on December 31, 2007 for the reasons indicated in the tables. In addition to severance amounts payable in certain circumstances under the plan and agreements described following the tables, the amounts shown in the tables include compensation and retirement and other benefits previously earned through service by the Named Officer as described above.

John T. Ryan III

The following table shows the payments and benefits to which John T. Ryan III would have been entitled if his employment had terminated on December 31, 2007 for the reasons indicated in the table:

	Voluntary termination	Involuntary termination for cause	Involuntary termination without cause	Death	Disability	Change in Control Termination
Cash severance (1)	$—	$—	$687,024	$—	$—	$3,197,513
Disability income (2)	$—	$—	$—	$—	$527,988	$—
Earned award under non-equity incentive plans (3)	$350,784	$—	$350,784	$350,784	$350,784	$350,784
Equity:
Restricted stock (4)	$1,088,181	$1,088,181	$1,088,181	$1,088,181	$1,088,181	$1,088,181
Unexercisable Options	$1,122,494	$1,122,494	$1,122,494	$1,122,494	$1,122,494	$1,122,494
Retirement benefits:
Defined benefit plans (5)
Pension Plan	$999,857	$999,857	$999,857	$662,459	$999,857	$999,857
Supplemental Pension Plan	$4,848,163	$4,848,163	$4,848,163	$3,212,168	$4,848,163	$6,041,926
Executive Insurance Program	$656,743	$656,743	$656,743	$1,000,000	$656,743	$710,474
Retirement Plan for Directors	$205,751	$205,751	$205,751	$—	$205,751	$245,987
Defined contribution plans (6)
401(k) Retirement Savings Plan	$1,431,272	$1,431,272	$1,431,272	$1,431,272	$—	$1,431,272
Supplemental Savings Plan	$1,702,699	$1,702,699	$1,702,699	$1,702,699	$—	$1,702,699
Retiree medical (7)	$47,575	$47,575	$47,575	$—	$—	$49,664
Other Benefits:
Health & Welfare	$—	$—	$—	$37,934	$38,625	$—
Insurance benefits (8)	$—	$—	$—	$50,000	$—	$—
Outplacement assistance	$—	$—	$8,500	$—	$—	$8,500

(1)	Represents the cash severance amount payable under the Separation Pay Plan for Salaried Employees or the Change in Control Severance Agreements described below.

(2)	Represents the present value of the future payments that should be payable under the terms of the MSA Long-Term Disability Plan, which provides an annual benefit of 60% of salary and previous year’s bonus up to a maximum annual benefit of $192,000.

(3)	Represents the amount earned through completion of the plan year under the Company’s non-equity incentive award plans, as shown in the Summary Compensation Table above.

(4)	The amount shown is the market value of restricted stock awards held by the Named Officer at December 31, 2007. Under the terms of the MSIP, restricted stock vests early upon a change in control or upon termination of employment due to death, disability or retirement under a Company retirement plan. At December 31, 2007, Mr. Ryan was eligible to retire under the Company’s pension plan.

(5)	Represents the present value of the Named Officer’s accumulated benefits under the Company’s defined benefit retirement plans described above. The increase in present value for termination following a change in control results from the plans’ provisions for a lump sum payment upon termination of employment within three years after a change in control. The values upon death reflect survivor benefits. The increased amount payable upon death under the Executive Insurance Plan is the death benefit under the insurance policy, which is payable by the insurer.

(6)	Represents the balances at December 31, 2007 in the Named Officer’s accounts under the Company’s qualified and nonqualified defined contribution plans.

(7)	The Company has a nondiscriminatory plan available generally to United States salaried employees which provides medical benefits to employees who retire under the Company’s Pension Plan until they become eligible for Medicare benefits. The amount shown in the table represents the estimated cost of providing plan benefits to the Named Officer.

(8)	The amounts payable on death are the death benefit under the Company’s group term life insurance policy, which is payable by the insurer, and the present value of the cost of continued dependent medical care coverage. The amount shown for disability is the present value of the cost of continued medical care coverage for the Named Officer and dependents. The amount shown for change in control is the estimated cost to the Company of continuation for 36 months of medical, dental, accident and life insurance benefits, as required by the Change in Control Severance Agreements described below.

William M. Lambert

The following table shows the payments and benefits to which William M. Lambert would have been entitled if his employment had terminated on December 31, 2007 for the reasons indicated in the table:

	Voluntary termination	Involuntary termination for cause	Involuntary termination without cause	Death	Disability	Change in Control Termination
Cash severance (1)	$—	$—	$415,000	$—	$—	$1,675,413
Disability income (2)	$—	$—	$—	$—	$1,921,277	$—
Earned award under non-equity incentive plans (3)	$195,559	$—	$195,559	$195,559	$195,559	$195,559
Equity:
Restricted stock (4)	$—	$—	$—	$1,112,508	$1,112,508	$1,112,508
Unexercisable Options	$—	$—	$—	$496,004	$496,004	$496,004
Retirement benefits:
Defined benefit plans (5)
Pension Plan	$250,456	$250,456	$250,456	$140,852	$250,456	$250,456
Supplemental Pension Plan	$437,804	$437,804	$437,804	$246,212	$—	$624,516
Executive Insurance Program	$492,557	$492,557	$492,557	$750,000	$492,557	$532,855
Defined contribution plans (6)
401(k) Retirement Savings Plan	$505,117	$505,117	$505,117	$505,117	$—	$505,117
Supplemental Savings Plan	$424,265	$424,265	$424,265	$424,265	$—	$424,265
Other Benefits:
Health & Welfare	$—	$—	$—	$118,582	$146,887	$40,519
Insurance benefits (7)	$—	$—	$—	$100,000	$—	$—
Outplacement assistance	$—	$—	$8,500	$—	$—	$8,500

(1)	Represents the cash severance amount payable under the Separation Pay Plan for Salaried Employees or the Change in Control Severance Agreements described below.

(2)	Represents the present value of the future payments that should be payable under the terms of the MSA Long-Term Disability Plan, which provides an annual benefit of 60% of salary and previous year’s bonus up to a maximum annual benefit of $192,000.

(3)	Represents the amount earned through completion of the plan year under the Company’s non-equity incentive award plans, as shown in the Summary Compensation Table above.

(4)	The amount shown is the market value of restricted stock awards held by the Named Officer at December 31, 2007. Under the terms of the MSIP, restricted stock vests early upon a change in control or upon termination of employment due to death, disability or retirement under a Company retirement plan.

(5)

Represents the present value of the Named Officer’s accumulated benefits under the Company’s defined benefit retirement plans described above. The increase in present value for termination following a change in control results from the plans’ provisions for a lump sum payment upon termination of employment within three years after a change in control. The values upon death reflect survivor benefits. The increased amount payable upon death under the Executive Insurance Plan is the death benefit under the insurance policy, which is payable by the insurer.

(6)	Represents the balances at December 31, 2007 in the Named Officer’s accounts under the Company’s qualified and nonqualified defined contribution plans.

(7)	The amounts payable on death are the death benefit under the Company’s group term life insurance policy, which is payable by the insurer, and the present value of the cost of continued dependent medical care coverage. The amount shown for disability is the present value of the cost of continued medical care coverage for the Named Officer and dependents. The amount shown for change in control is the estimated cost to the Company of continuation for 36 months of medical, dental, accident and life insurance benefits, as required by the Change in Control Severance Agreements described below.

Rob Cañizares

The following table shows the payments and benefits to which Rob Cañizares would have been entitled if his employment had terminated on December 31, 2007 for the reasons indicated in the table:

	Voluntary termination	Involuntary termination for cause	Involuntary termination without cause	Death	Disability	Change in Control Termination
Cash severance (1)	$—	$—	$92,781	$—	$—	$1,471,475
Disability income (2)	$—	$—	$—	$—	$1,076,355	$—
Earned award under non-equity incentive plans (3)	$128,382	$—	$128,382	$128,382	$128,382	$128,382
Equity:
Restricted stock (4)	$—	$—	$—	$949,221	$949,221	$949,221
Unexercisable Options	$—	$—	$—	$314,192	$314,192	$314,192
Retirement benefits:
Defined benefit plans (5)
Pension Plan	$85,899	$85,899	$85,899	$44,287	$85,899	$85,899
Supplemental Pension Plan	$97,401	$97,401	$97,401	$50,217	$—	$123,640
Executive Insurance Program	$185,692	$185,692	$185,692	$600,000	$185,692	$185,692
Defined contribution plans (6)
401(k) Retirement Savings Plan	$191,234	$191,234	$191,234	$191,234	$—	$191,234
Supplemental Savings Plan	$409,394	$409,394	$409,394	$409,394	$—	$409,394
Other Benefits:
Health & Welfare	$—	$—	$—	$3,654	$84,502	$29,010
Insurance benefits (7)	$—	$—	$—	$100,000	$—	$—
Outplacement assistance	$—	$—	$8,500	$—	$—	$8,500

(1)	Represents the cash severance amount payable under the Separation Pay Plan for Salaried Employees or the Change in Control Severance Agreements described below.

(2)	Represents the present value of the future payments that should be payable under the terms of the MSA Long-Term Disability Plan, which provides an annual benefit of 60% of salary and previous year’s bonus up to a maximum annual benefit of $192,000.

(3)	Represents the amount earned through completion of the plan year under the Company’s non-equity incentive award plans, as shown in the Summary Compensation Table above.

(4)	The amount shown is the market value of restricted stock awards held by the Named Officer at December 31, 2007. Under the terms of the MSIP, restricted stock vests early upon a change in control or upon termination of employment due to death, disability or retirement under a Company retirement plan.

(5)

Represents the present value of the Named Officer’s accumulated benefits under the Company’s defined benefit retirement plans described above. The increase in present value for termination following a change in control results from the plans’ provisions for a lump sum payment upon termination of employment within three years after a change in control. The values upon death reflect survivor benefits. The increased amount payable upon death under the Executive Insurance Plan is the death benefit under the insurance policy, which is payable by the insurer.

(6)	Represents the balances at December 31, 2007 in the Named Officer’s accounts under the Company’s qualified and nonqualified defined contribution plans.

(7)	The amounts payable on death are the death benefit under the Company’s group term life insurance policy, which is payable by the insurer, and the present value of the cost of continued dependent medical care coverage. The amount shown for disability is the present value of the cost of continued medical care coverage for the Named Officer and dependents. The amount shown for change in control is the estimated cost to the Company of continuation for 36 months of medical, dental, accident and life insurance benefits, as required by the Change in Control Severance Agreements described below.

Dennis L. Zeitler

The following table shows the payments and benefits to which David L. Zeitler would have been entitled if his employment had terminated on December 31, 2007 for the reasons indicated in the table:

	Voluntary termination	Involuntary termination for cause	Involuntary termination without cause	Death	Disability	Change in Control Termination
Cash severance (1)	$—	$—	$340,002	$—	$—	$1,396,049
Disability income (2)	$—	$—	$—	$—	$910,705	$—
Earned award under non-equity incentive plans (3)	$133,155	$—	$133,155	$133,155	$133,155	$133,155
Equity:
Restricted stock (4)	$355,310	$355,310	$355,310	$1,000,469	$1,000,469	$1,000,469
Unexercisable Options	$372,597	$372,597	$372,597	$372,597	$372,597	$372,597
Retirement benefits:
Defined benefit plans (5)
Pension Plan	$562,651	$562,651	$562,651	$548,642	$562,651	$562,651
Supplemental Pension Plan	$786,723	$786,723	$786,723	$767,135	$786,723	$1,023,088
Executive Insurance Program	$394,046	$394,046	$394,046	$600,000	$394,046	$426,284
Defined contribution plans (6)
401(k) Retirement Savings Plan	$68,027	$68,027	$68,027	$68,027	$—	$68,027
Supplemental Savings Plan	$87,930	$87,930	$87,930	$—	$—	$87,930
Retiree medical (7)	$226,200	$226,200	$226,200	$—	$—	$226,200
Other Benefits:
Health & Welfare	$—	$—	$—	$172,908	$222,009	$—
Insurance benefits (8)	$—	$—	$—	$—	$—	$—
Outplacement assistance	$—	$—	$8,500	$—	$—	$8,500

(1)	Represents the cash severance amount payable under the Separation Pay Plan for Salaried Employees or the Change in Control Severance Agreements described below.

(2)	Represents the present value of the future payments that should be payable under the terms of the MSA Long-Term Disability Plan, which provides an annual benefit of 60% of salary and previous year’s bonus up to a maximum annual benefit of $192,000.

(3)	Represents the amount earned through completion of the plan year under the Company’s non-equity incentive award plans, as shown in the Summary Compensation Table above.

(4)	The amount shown is the market value of restricted stock awards held by the Named Officer at December 31, 2007. Under the terms of the MSIP, restricted stock vests early upon a change in control or upon termination of employment due to death, disability or retirement under a Company retirement plan. At December 31, 2007, Mr. Zeitler was eligible to retire under the Company’s pension plan.

(5)	Represents the present value of the Named Officer’s accumulated benefits under the Company’s defined benefit retirement plans described above. The increase in present value for termination following a change in control results from the plans’ provisions for a lump sum payment upon termination of employment within three years after a change in control. The values upon death reflect survivor benefits. The increased amount payable upon death under the Executive Insurance Plan is the death benefit under the insurance policy, which is payable by the insurer.

(6)	Represents the balances at December 31, 2007 in the Named Officer’s accounts under the Company’s qualified and nonqualified defined contribution plans.

(7)	The Company has a nondiscriminatory plan available generally to United States salaried employees which provides medical benefits to employees who retire under the Company’s Pension Plan until they become eligible for Medicare benefits. The amount shown in the table represents the estimated cost of providing plan benefits to the Named Officer.

(8)	The amounts payable on death are the death benefit under the Company’s group term life insurance policy, which is payable by the insurer, and the present value of the cost of continued dependent medical care coverage. The amount shown for disability is the present value of the cost of continued medical care coverage for the Named Officer and dependents. The amount shown for change in control is the estimated cost to the Company of continuation for 36 months of medical, dental, accident and life insurance benefits, as required by the Change in Control Severance Agreements described below.

Joseph A. Bigler

The following table shows the payments and benefits to which Joseph A. Bigler would have been entitled if his employment had terminated on December 31, 2007 for the reasons indicated in the table:

	Voluntary termination	Involuntary termination for cause	Involuntary termination without cause	Death	Disability	Change in Control Termination
Cash severance (1)	$—	$—	$290,700	$—	$—	$1,076,546
Disability income (2)	$—	$—	$—	$—	$1,033,083	$—
Earned award under non-equity incentive plans (3)	$99,346	$—	$99,346	$99,346	$99,346	$99,346
Equity:
Restricted stock (4)	$164,324	$164,324	$164,324	$164,324	$164,324	$164,324
Unexercisable Options	$169,856	$169,856	$169,856	$169,856	$169,856	$169,856
Retirement benefits:
Defined benefit plans (5)
Pension Plan	$604,881	$604,881	$604,881	$635,640	$604,881	$604,881
Supplemental Pension Plan	$506,617	$506,617	$506,617	$532,379	$506,617	$678,921
Executive Insurance Program	$394,046	$394,046	$394,046	$600,000	$394,046	$426,284
Defined contribution plans (6)
401(k) Retirement Savings Plan	$729,517	$729,517	$729,517	$729,517	$—	$729,517
Supplemental Savings Plan	$166,337	$166,337	$166,337	$166,337	$—	$166,337
Retiree medical (7)	$219,920	$219,920	$219,920	$—	$—	$219,920
Other Benefits:
Health & Welfare	$—	$—	$—	$158,826	$203,894	$—
Insurance benefits (8)	$—	$—	$—	$100,000	$—	$—
Outplacement assistance	$—	$—	$8,500	$—	$—	$8,500

(1)	Represents the cash severance amount payable under the Separation Pay Plan for Salaried Employees or the Change in Control Severance Agreements described below.

(2)	Represents the present value of the future payments that should be payable under the terms of the MSA Long-Term Disability Plan, which provides an annual benefit of 60% of salary and previous year’s bonus up to a maximum annual benefit of $192,000.

(3)	Represents the amount earned through completion of the plan year under the Company’s non-equity incentive award plans, as shown in the Summary Compensation Table above.

(4)	The amount shown is the market value of restricted stock awards held by the Named Officer at December 31, 2007. Under the terms of the MSIP, restricted stock vests early upon a change in control or upon termination of employment due to death, disability or retirement under a Company retirement plan. As of December 31, 2007, Mr. Bigler was eligible to retire under the Company’s pension plan.

(5)	Represents the balances at December 31, 2007 in the Named Officer’s accounts under the Company’s nonqualified defined contribution plans.

(6)	The amounts payable on death are the death benefit under the Company’s group term life insurance policy, which is payable by the insurer, and the present value of the cost of continued dependent medical care coverage. The amount shown for disability is the present value of the cost of continued medical care coverage for the Named Officer and dependents. The amount shown for change in control is the estimated cost to the Company of continuation for 36 months of medical, dental, accident and life insurance benefits, as required by the Change in Control Severance Agreements described below.

(7)	The Company has a nondiscriminatory plan available generally to United States salaried employees which provides medical benefits to employees who retire under the Company’s Pension Plan until they become eligible for Medicare benefits. The amount shown in the table represents the estimated cost of providing plan benefits to the Named Officer.

(8)	The amounts payable on death are the death benefit under the Company’s group term life insurance policy, which is payable by the insurer, and the present value of the cost of continued dependent medical care coverage. The amount shown for disability is the present value of the cost of continued medical care coverage for the Named Officer and dependents. The amount shown for change in control is the estimated cost to the Company of continuation for 36 months of medical, dental, accident and life insurance benefits, as required by the Change in Control Severance Agreements described below.

The amounts received by James H. Baille in connection with his retirement on June 1, 2007 are shown in the Summary Compensation Table and other applicable tables in this proxy statement.

Separation Pay Plan for Salaried Employees

The Company has a severance plan which is available generally to United States salaried exempt employees and which does not discriminate in scope, terms or operation in favor of executive officers. Under this plan, an employee whose employment is involuntarily terminated without cause is entitled to a lump sum separation payment in an amount ranging from four weeks’ base salary for an employee with less than one year of continuous service to 52 weeks’ base salary for employees with 21 or more years of continuous service. The cash severance amount show under “termination without cause” in the tables above is the amount to which the Named Officer would have been entitled under this plan had his employment been terminated without cause on December 31, 2007. A Named Officer would not receive payments under this plan if the termination qualified for severance benefits under the change in control severance agreements described below.

Change in Control Severance Agreements

The Company has entered into agreements with each of the Named Officers the stated purpose of which is to encourage the officers’ continued attention and dedication to their duties without distraction in the event of an actual or potential change in control of the Company. In the agreements, the officers agree that if a potential change in control, as defined in the agreements, occurs, the officers will remain in the employment of the Company for at least six months or until an actual change in control occurs, unless employment is sooner terminated by the executive for good reason, as defined in the agreement, or due to death, disability or retirement or by the Company. In return, the agreements provide that if within three years after a change in control, as defined in the agreement, the officer’s employment is terminated by the Company without cause, as defined in the agreement, or the officer terminates his employment for good reason, as defined in the agreement, the officer will be entitled to receive:

•	a lump sum payment equal to up to three times the sum of (i) the officer’s annual salary plus (ii) the average annual bonus paid to the officer for the preceding two years;

•	continuation for 36 months of medical, dental, accident and life insurance benefits; and

•	36 months additional service credit under the Company’s executive insurance and post-retirement health care programs.

In the case of Mr. Ryan, these benefits would also be payable if he voluntarily terminated his employment for any reason within one year after a change in control. The benefits payable under the agreements are limited to the amount that can be paid without triggering any excise tax or rendering any amounts non-deductible under the Internal Revenue Code. Except in the case of Mr. Ryan, the limitation will not apply if the reduced benefit is less than the unreduced benefit after payment of any excise tax.

The “change in control termination” column in the tables above shows the amounts of the payments and benefits each Named Officer would have received if a qualifying termination of employment following a change in control had occurred as of December 31, 2007.

OTHER INFORMATION CONCERNING THE BOARD OF DIRECTORS

Compensation of Directors

The following table shows the compensation earned by the Company’s non-employee directors for services during 2007:

Name	Fees earned or paid in cash	Restricted stock awards (1)	Stock option awards (1)	Change in Pension Value (2)	Total
Robert A. Bruggeworth	$45,300	$11,496	$7,514	None	$64,310
Calvin A. Campbell (3)	$23,096	$13,883	$—	None	$36,979
James A. Cederna	$66,100	$42,392	$16,558	None	$125,050
Thomas B. Hotopp	$51,500	$65,617	$33,811	$1,616	$152,544
Diane M. Pearse	$63,900	$42,392	$16,558	None	$122,850
L. Edward Shaw, Jr.	$45,500	$42,392	$16,558	$3,302	$107,752
John C. Unkovic	$52,700	$42,392	$16,558	None	$111,650
Thomas H. Witmer	$62,500	$65,617	$33,811	$2,145	$164,073

(1)	Represents the expense amounts recognized for financial statement reporting purposes for 2007 with respect to restricted stock awards and stock option awards granted to the director. See note 8 to the financial statements in the 2007 Annual Report for a discussion of the assumptions made in valuing the awards in accordance with FAS 123R. For each director, the grant date fair value of the awards granted in 2007 was $51,750 for the restricted stock awards and $33,811 for the stock options. The reason the amounts shown in the table differ among the directors is that FAS 123R requires the entire grant date fair value to be expensed immediately if the director is deemed to be retirement eligible. For directors not deemed to be retirement eligible, the awards are expensed over the three-year vesting period.

(2)	Represents the amount of the aggregate increase for 2007 in the actuarial present value of the director’s accumulated benefits, if any, under the Retirement Plan for Directors described below.

(3)	Retired from the Board in May 2007.

In 2007, the Company paid non-employee directors a retainer of $8,750 per quarter plus $1,500 for each day of a Board meeting and $1,200 for each meeting of a Committee of the Board that they attended. Non-employee directors who serve as Chair of a Board Committee receive an additional retainer of $2,500 per quarter in the case of the Audit Committee and $1,250 per quarter in the case of the Compensation Committee and the Nominating and Corporate Governance Committee. The Company did not increase compensation for directors in 2008.

Under the 1990 Non-Employee Directors’ Stock Option Plan (the “DSOP”), the Company grants stock options and restricted stock to each non-employee director on the third business day following each annual meeting. The DSOP was approved by the shareholders at the 1991 Annual Meeting. Its purposes are to enhance the mutuality of interests between the Board and the shareholders by increasing the share ownership of the non-employee directors and to assist the Company in attracting and retaining able persons to serve as directors. The total number of shares which may be issued under the DSOP is limited to 450,000 shares of Common Stock.

The annual stock option grants under the DSOP have a grant date value under the Black-Scholes option pricing model equal to 75% of the annual directors’ retainer. The annual restricted stock grants have a grant date market value equal to 125% of the annual directors’ retainer. The exercise price of the options is equal to the market value on the grant date. The options become exercisable three years from the grant date of grant and expire ten years from the grant date. If a director resigns or is removed from office for cause, options which have not yet become exercisable are forfeited, and exercisable options remain exercisable for 90 days. Otherwise, unexpired options may generally be exercised for five years following termination of service as a director, but not later than the option expiration date. The restricted shares vest on the date of the third annual meeting following the grant date. Unvested shares are forfeited if the director terminates service for reasons other than death, disability or retirement.

Pursuant to the terms of the DSOP, on May 15, 2007 directors Bruggeworth, Cederna, Hotopp, Pearse, Shaw, Unkovic and Witmer were each granted an option to purchase 1,951 shares of Common Stock at an option price of $42.69 and 1,212 shares of restricted stock.

Prior to April 1, 2001, a director who retired from the Board after completing at least 5 years of service as a director was entitled to receive a lifetime quarterly retirement allowance under the Retirement Plan for Directors. The amount of the allowance was equal to the quarterly directors’ retainer payable at the time of the director’s retirement. Payment began when the sum of the director’s age and years of service equaled or exceeded 75. Effective April 1, 2001, plan benefits were frozen so that the quarterly retirement allowance, if any, payable to future retirees will be limited to $5,000 ( the quarterly retainer amount in April 2001), multiplied by a fraction, of which the numerator is the director’s years of service as of April 1, 2001 and the denominator is the years of service the director would have had at the date the sum the director’s age and years of service equaled 75.

Directors who are employees of the Company or a subsidiary participated in the Retirement Plan for Directors, but do not receive other additional compensation for service as a director.

Compensation Committee Interlocks and Insider Participation

There are no interlocking relationships, as defined in regulations of the Securities and Exchange Commission, involving members of the Compensation Committee.

Directors Cederna, Unkovic and Witmer served as members of the Compensation Committee during all of 2007. Calvin Campbell served on the Committee until his retirement from the Board in May 2007, at which point Director Hotopp joined the Committee. The Board of Directors has determined that each of these directors is independent in accordance with the listing standards of the New York Stock Exchange.

Mr. Unkovic is a partner in the law firm of Reed Smith LLP, which provides legal services to the Company as its outside counsel.

Review and Approval or Ratification of Related Party Transactions

The Company adopted a new policy on related party transactions in December 2007. Such policy operates along with the conflicts of interest section of the Company’s Code of Ethics and Business Conduct. Copies of the policy on related party transactions and the Code are available in the Investor Relations section of the Company’s internet website at www.MSAnet.com.

The Company’s directors, officers and other employees must be free from any personal influence, interest or relationship, or appearance thereof, in situations that might conflict with the best interests of the Company. Directors, officers and employees must fully disclose in advance any circumstance that may create a conflict of interest, including a related party transaction, so that an appropriate determination can be made as to whether it would violate the policy on related party transactions or the Code.

In general, the related party policy covers any transaction, arrangement or relationship in which the Company is a participant and the amount involved exceeds $100,000, and in which any “related person” had or would have a direct or indirect material interest. A related person is any executive officer, director or nominee, any owner of 5% or more of the Company’s voting securities or an immediate family member of any of the foregoing. The policy covers indirect material interests, but excludes certain relationships and pre-approved transactions.

Any officer or employee of the Company who is aware of a proposed transaction that may violate the related party policy must bring such transaction to the notice of the General Counsel and Chief Financial Officer of the Company. If the General Counsel or Chief Financial Officer determines that the proposed transaction could be a related party transaction, it will be submitted to the Nominating and Corporate Governance Committee to consider all the material facts of the transaction. The Committee is charged with taking a number of items into account as set forth in the policy and determining whether the transaction is indeed a related party transaction and if so, whether it should be approved in any particular case. The type of matters which the Committee will take into account are:

•	the nature of the related party’s interest in the transaction;

•	the material terms of the transaction, including the amount and type of the transaction;

•	the importance of the transaction to the related party;

•	the importance of the transaction to the Company;

•	whether the terms of the transaction are comparable to those of similar transactions not involving related parties; and

•	whether the transaction would impair the judgment of a director or executive officer to act in the best interests of the Company.

The chairman of the Committee will report on any decision at the next meeting of the Board of Directors.

Nominating and Corporate Governance Committee Procedures

The current members of the Nominating and Corporate Governance Committee are directors Cederna (Chairman), Hotopp and Unkovic, whose terms as Committee members will expire at the 2008 organizational meeting of the Board to be held on the date of the Annual Meeting of Shareholders. The Board has determined that each of the current members of the Committee is independent as defined in the listing standards of the New York Stock Exchange.

The Committee has a written charter which is available in the Investor Relations section of the Company’s internet website at www.MSAnet.com.

The Committee will consider nominees brought to the attention of the Board by a shareholder, a non-management director, the chief executive officer, any other executive officer, a third-party search firm or other appropriate sources. The fundamental criterion for selecting a prospective director of the Company shall be the ability to contribute to the well-being of the Company and its shareholders. Good judgment, integrity and a commitment to the mission of the Company are essential. Other criteria used in connection with selecting prospective directors shall include skills and experience needed by the Board, diversity, commitment and any other factor considered relevant by the Committee and/or the Board. The Committee may prioritize the criteria depending on the current needs of the Board and the Company.

Any shareholder who desires to have an individual considered for nomination by the Committee must submit a recommendation in writing to the Corporate Secretary, at the Company’s address appearing on page one, not later than November 30 preceding the annual meeting at which the election is to be held. The recommendation should include the name and address of both the shareholder and the candidate and the qualifications of the candidate recommended.

The Committee determines a process for identifying and evaluating nominees for director on a case by case basis, considering the context in which such nomination is being made. It is not anticipated that the process for evaluating a nominee would differ based on whether the nominee is recommended by a shareholder.

Shareholder Communications

A shareholder or other interested party who wishes to communicate with the Board, a Committee of the Board or any individual director or group of directors may do so directly by sending the communication in writing, addressed to the Board, the Committee, the individual director or group of directors, c/o Corporate Secretary, at the Company’s address appearing on page one.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors assists the Board in fulfilling its oversight responsibilities relating to, among other things, the quality and integrity of the Company’s financial reports. The Committee operates pursuant to a written charter which was approved by the Board of Directors and is available in the Investor Relations section of the Company’s website at www.MSAnet.com. The Board of Directors, in its business judgment, has determined that all members of the Audit Committee are independent as defined in the listing standards of the New York Stock Exchange and Securities and Exchange Commission Rule 10A-3.

The management of the Company is responsible for the preparation, presentation and integrity of the Company’s financial statements and the adequacy of its internal controls. The independent registered public accounting firm is responsible for planning and carrying out an audit in accordance with generally accepted auditing standards and expressing an opinion based on the audit as to whether the Company’s audited financial statements fairly present the Company’s consolidated financial position, results of operation and cash flows in conformity with generally accepted accounting principles.

The Audit Committee has reviewed the Company’s audited financial statements for the year ended December 31, 2007 and has discussed the financial statements with management and with PricewaterhouseCoopers LLP (“PwC”), the Company’s independent registered public accounting firm for 2007. The Audit Committee has received from the independent registered public accounting firm written disclosures pursuant to Statement on Auditing Standards No. 61, Communication with Audit Committees, and has discussed those matters with the independent registered public accounting firm. The Audit Committee has also received from the independent registered public accounting firm the written disclosures and the letter required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with the independent registered public accounting firm their independence.

In performance of its oversight function, the Audit Committee also monitored Company management’s compliance with Section 404 of the Sarbanes-Oxley Act of 2002 by discussing with management and PwC (i) management’s assessment of the effectiveness of the Company’s internal control over financial reporting as of December 31, 2007 (“Management’s Assessment”); (ii) PwC’s opinion of Management’s Assessment and (iii) PwC’s opinion of the effectiveness of the Company’s internal control over financial reporting as of December 31, 2007.

Based upon the review and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee as referred to in this report and described in the Committee’s charter, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2007 to be filed with the Securities and Exchange Commission.

The foregoing report was submitted by the Audit Committee of the Board of Directors.

Diane M. Pearse, Chair

Robert A. Bruggeworth

James A. Cederna

Thomas H. Witmer

STOCK OWNERSHIP

Under regulations of the Securities and Exchange Commission, a person is considered the “beneficial owner” of a security if the person has or shares with others the power to vote the security (voting power) or the power to dispose of the security (investment power). In the tables which follow, “beneficial ownership” of the Company’s stock is determined in accordance with these regulations and does not necessarily indicate that the person listed as a “beneficial owner” has an economic interest in the shares indicated as “beneficially owned.”

Beneficial Ownership of Management and Directors

The following table sets forth information regarding the amount and nature of beneficial ownership of the Company’s Common Stock and 4 1/2% Cumulative Preferred Stock as of February 15, 2008 by each director and Named Officer and by all directors and executive officers as a group. Except as otherwise indicated in the footnotes to the table, the person named or a member of the group has sole voting and investment power with respect to the shares listed.

	Common Stock						4 1/2% Cumulative Preferred Stock
	Amount and Nature of Beneficial Ownership				Total Common Stock	Percent of Class (1)	Amount and Nature of Beneficial Ownership		Percent of Class
	Non-Trust Shares (1)		Trust Shares (2)
John T. Ryan III	1,795,105	(3)	3,079,683	(4)	4,874,788	12.54%	187		1.02%
Robert A. Bruggeworth	1,212		—		1,212	—	—		—
James A. Cederna	17,159		—		17,159	0.04%	—		—
Thomas B. Hotopp	38,732	(3)	—		38,732	0.10%	—		—
Diane M. Pearse	6,905		—		6,905	0.02%	—		—
L. Edward Shaw, Jr.	684,201	(3)	—		684,201	1.79%	—	(3)	—
John C. Unkovic	26,029		2,365,815	(4)	2,391,844	6.26%	93	(4)	0.51%
Thomas H. Witmer	34,001		—		34,001	0.09%	—		—
James H. Baillie	—		—		—	—	—		—
Rob Cañizares	69,851	(3)	146,474	(5)	216,325	0.57%	—		—
Joseph A. Bigler	73,340		100,797	(5)	174,137	0.46%	—		—
William M. Lambert	222,311		—		222,311	0.58%	—		—
Dennis L. Zeitler	53,529		100,797	(5)	154,326	0.40%	—		—
All executive officers and directors as a group (17 persons)	3,262,926	(3)	3,972,088	(5)	7,235,014	18.42%	280		1.53%

(1)	The number of shares of Common Stock beneficially owned and the number of shares of Common Stock outstanding used in calculating the percent of class include the following shares of Common Stock which may be acquired within 60 days upon the exercise of stock options held under the MSIP or the DSOP: Mr. Ryan, 683,798 shares; Mr. Cederna, 7,876 shares; Mr. Hotopp, 7,876 shares; Ms. Pearse, 2,638 shares; Mr. Shaw, 27,844 shares; Mr. Unkovic, 1,109 shares; Mr. Witmer, 7,876 shares; Mr. Bigler, 21,259 shares; Mr. Cañizares, 43,271 shares; Mr. Lambert, 129,997 shares; Mr. Zeitler, 15,969 shares; and all directors and executive officers as a group, 1,091,181 shares. The number of shares of Common Stock beneficially owned also includes the following restricted shares awarded under the MSIP or the DSOP, as to which such persons have voting power only: Mr. Ryan, 20,979 shares; Mr. Bruggeworth, 1,212 shares; Mr. Cederna, 3,153 shares; Mr. Hotopp, 3,153 shares; Ms. Pearse, 3,153 shares; Mr. Shaw, 3,153 shares; Mr. Unkovic, 3,153 shares; Mr. Witmer, 3,153 shares; Mr. Bigler, 3,168 shares; Mr. Cañizares, 18,300 shares; Mr. Lambert, 21,448 shares; Mr. Zeitler, 19,288 shares; and all directors and executive officers as a group, 117,905 shares.

(2)	The shares in this column are those as to which the director or officer holds voting and/or investment power as a fiduciary or otherwise under the terms of a trust instrument. In certain cases, the director or officer is also among the beneficiaries of the trust.

(3)

Includes shares of Common Stock as to which voting and investment power is shared with the spouse as follows: Mr. Ryan, 147,574 shares; Mr. Hotopp, 25,924 shares; Mr. Shaw, 186,026 shares; Mr. Cañizares, 45,677 shares; Mr. Lambert, 70,866 shares; and all directors and executive officers as a group, 551,861 shares. Amounts shown do not include 512,874 shares of Common Stock held by Mr. Ryan’s wife, including 160,357 shares held as trustee. The amount shown for Mr. Shaw does not include 3,128,476 additional shares of Common Stock (including 2,744,552 shares held as trustee) and 721 shares of 4 1/2% Cumulative Preferred Stock, held by Mr. Shaw’s wife. The amount shown for Mr. Cañizares does not include 6,600 additional shares of Common Stock held by Mr. Cañizares’ wife, as trustee.

(4)

Includes 2,325,463 shares of Common Stock as to which Mr. Ryan and Mr. Unkovic share voting and investment power, in certain cases with other persons, as co-trustees. The amount shown for Mr. Ryan also includes 598,649 additional shares of Common Stock as to which Mr. Ryan shares voting and investment power with other persons as co-trustees. Mr. Unkovic also holds 93 shares of 4 1/2% Cumulative Preferred Stock as trustee.

(5)	The Company has established a Stock Compensation Trust which as of the record date holds 2,519,940 shares of Common Stock that are available to satisfy obligations of the Company under its stock incentive plans. Under the terms of the Trust Agreement, the trustee, PNC Bank, must follow the directions of the holders of stock options under the plans, excluding members of the Board of Directors, in voting the shares held by the Trust and in determining whether such shares should be tendered in the event of a tender or exchange offer for the Common Stock. Each such option holder has the power to direct the trustee with respect to a number of shares of Common Stock equal to the shares held by the Trust divided by the number of option holders. Included in the table are 100,797 shares of Common Stock each for Messrs. Bigler, Cañizares and Zeitler, and 806,376 shares of Common Stock for all directors and executive officers as a group, as to which such persons and other executive officers of the Company have such voting and investment power. See the following discussion of the beneficial ownership of The PNC Financial Services Group, Inc.

5% Beneficial Owners

As of February 15, 2008, to the best of the Company’s knowledge, five persons or entities beneficially owned more than 5% of the Company’s Common Stock. The beneficial ownership of John T. Ryan III and John C. Unkovic appears in the immediately preceding table. The following table sets forth the beneficial ownership of the other 5% beneficial owners, based upon information provided by such persons:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
The PNC Financial Services Group, Inc. PNC Bank Building Pittsburgh, Pennsylvania 15265	2,677,751(1)(2)	7.5%

Private Capital Management, Inc. 8889 Pelican Bay Blvd., Suite 500 Naples, FL 34108	2,486,044(3)	7.0%

Columbia Wanger Asset Management, L.P. 227 West Monroe Street, Suite 3000 Chicago, IL 60606	2,195,500(4)	6.2%

(1)	According to a Schedule 13G filed by PNC as of February 8, 2008 reporting shares held as of December 31, 2007, all shares are held by subsidiaries of The PNC Financial Services Group, Inc. (“PNC”)

in various fiduciary capacities. The subsidiaries each have sole voting and investment power with respect to 131,147 and 125,317 shares, respectively, and share voting and investment power with respect to zero and 2,546,554 shares, respectively.

(2)	Includes 2,539,454 shares of Common Stock held by the Company’s Stock Compensation Trust as of December 31, 2007, as to which voting and certain investment power is shared with certain executive officers of the Company and other holders of stock options under Company plans. See footnote (5) to the immediately preceding table.

(3)	According to a Schedule 13G filed February 14, 2008, Private Capital Management, Inc. is an investment adviser and has sole voting and investment power over 2,329,544 shares of Common Stock and shared voting and investment power over 156,500 shares of Common Stock.

(4)	According to a Schedule 13G filed January 28, 2008, Columbia Wanger Asset Management, L.P. is an investment adviser and has sole voting power over 2,030,500 shares, shared voting power over 165,000 shares and sole investment power over 2,195,500 shares of Common Stock.

Beneficial Ownership of Ryan Family

The preceding tables disclose in accordance with Securities and Exchange Commission requirements only a portion of the aggregate beneficial ownership of the Company’s Common Stock by the Ryan family. As of February 15, 2008, members of the extended family of John T. Ryan III, including trusts for their benefit, beneficially owned to the knowledge of the Company an aggregate of approximately 10,557,636 shares of Common Stock, representing approximately 27.1% of the outstanding shares.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires that directors and officers of the Company and beneficial owners of more than 10% of its Common Stock file reports with the Securities and Exchange Commission with respect to changes in their beneficial ownership of equity securities of the Company. Based solely upon a review of the copies of such reports furnished to the Company and written representations by certain persons that reports on Form 5 were not required, the Company believes that there was compliance with all 2007 Section 16(a) filing requirements applicable to its directors, officers and greater-than-10% beneficial owners.

PROPOSAL NO. 5

SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Because of the importance to the shareholders of having the Company’s financial statements audited by an independent registered public accounting firm, it is the opinion of the Board of Directors that the selection of the independent registered public accounting firm should be submitted to the shareholders. The Board of Directors and its Audit Committee recommend that the shareholders approve the selection of the firm of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2008. PricewaterhouseCoopers LLP has advised the Company that neither the firm nor any of its partners has any direct or material indirect financial interest in the Company or any of its subsidiaries.

The following table sets forth PricewaterhouseCoopers LLP fees billed to the Company for professional services related to 2007 and 2006:

	2007	2006
Audit Fees	$1,768,900	$1,647,313
Audit-Related Fees (1)	53,500	49,944
Tax Fees (2)	30,000	188,712
All Other Fees (3)	—	20,000

(1)	Audit-related fees were primarily for consultation concerning financial and accounting reporting standards, employee benefit plan audits and due diligence related to acquisitions.

(2)	Tax fees consisted of tax compliance, tax advice and tax planning services.

(3)	All other fees were for pension plan consulting.

The charter of the Audit Committee requires that the Audit Committee approve in advance all audit and non-audit services to be performed by the Company’s independent registered public accounting firm, subject to the statutory exception for de minimus non-audit services. For 2007 and 2006, all services provided by PricewaterhouseCoopers LLP were pre-approved by the Audit Committee pursuant to the pre-approval policy.

Board Recommendation and Required Vote

The Board of Directors and the Audit Committee recommend a vote for the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm, and proxies received in the accompanying form will be so voted, unless a contrary specification is made. It is expected that one or more representatives of PricewaterhouseCoopers LLP will be present at the Annual Meeting with the opportunity to make a statement, if they desire to do so, and to respond to appropriate questions. See “Election of Directors” for information concerning the Audit Committee of the Board of Directors.

Approval of this proposal requires the affirmative vote of a majority of the votes cast on the proposal at the Annual Meeting by the holders of Common Stock voting in person or by proxy. Under the Pennsylvania Business Corporation Law, an abstention is not a vote cast and will not be counted in determining the number of votes required for approval, though it will be counted in determining the presence of a quorum. In the event the proposal is not approved, the Board will treat this as a recommendation to consider another independent registered public accounting firm for 2009.

OTHER MATTERS

The Board of Directors does not know of any matters, other than those referred to herein, which will be presented for action at the meeting. However, in the event of a vote on any other matter that should properly come before the meeting, it is intended that proxies received in the accompanying form will be voted thereon in accordance with the discretion and judgment of the persons named in the proxies.

ANNUAL REPORT ON FORM 10-K

Upon written request to the undersigned Secretary of the Company (at the address specified on page one) by any shareholder whose proxy is solicited hereby, the Company will furnish a copy of its 2007 Annual Report on Form 10-K to the Securities and Exchange Commission, together with financial statements and schedules thereto, without charge to the shareholder requesting same.

2009 SHAREHOLDER PROPOSALS

The Company’s bylaws require that any shareholder intending to present a proposal for action at an Annual Meeting must give written notice of the proposal, containing specified information, so that it is received by the Company not later than the notice deadline under the bylaw. This notice deadline will generally be 120 days prior to the anniversary date of the Company’s Proxy Statement for the previous year’s Annual Meeting, or November 30, 2008 for the Company’s Annual Meeting in 2009.

The bylaw described above does not affect the right of a shareholder to request inclusion of a shareholder proposal in the Company’s Proxy Statement pursuant to Securities and Exchange Commission Rule 14a-8 or to present for action at an Annual Meeting any proposal so included. Rule 14a-8 requires that written notice of a shareholder proposal requested to be included in the Company’s proxy materials pursuant to the Rule must also generally be received by the Company not later than 120 days prior to the anniversary date of the Company’s Proxy Statement for the previous year’s Annual Meeting. For the Company’s Annual Meeting in 2009, this deadline would also be November 30, 2008.

The notices of shareholder proposals described under this caption must be given to the Secretary of the Company at the address set forth on page one. A copy of the bylaw provision described above will be furnished to any shareholder upon written request to the Secretary at the same address.

EXPENSES OF SOLICITATION

All expenses incident to the solicitation of proxies by the Board of Directors will be paid by the Company. The Company will, upon request, reimburse brokerage houses and other custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred in forwarding copies of solicitation material to beneficial owners of Common Stock held in the names of such persons. In addition to solicitation by mail, in a limited number of instances, regular employees of the Company may solicit proxies in person or by telephone. Employees will receive no additional compensation for any such solicitation.

By Order of the Board of Directors,

DOUGLAS K. MCCLAINE

Secretary

Exhibit A to Proxy Statement

MINE SAFETY APPLIANCES COMPANY

2008 MANAGEMENT EQUITY INCENTIVE PLAN

SECTION 1. PURPOSE.

The purpose of the 2008 Management Equity Incentive Plan of Mine Safety Appliances Company (the “Plan”) is to benefit the Company’s shareholders by encouraging high levels of performance by individuals whose performance is a key element in achieving the Company’s continued success by rewarding the creation of shareholder value, and to enable the Company to recruit, reward, retain and motivate employees to work as a team to achieve the Company’s goals.

SECTION 2. DEFINITIONS IN LAST SECTION.

For purposes of the Plan, capitalized terms, unless defined where the respective term first appears in this Plan, shall have the meanings given in the last Section hereof.

SECTION 3. ELIGIBILITY.

Employees are eligible to receive Awards under the Plan; provided however Awards may be granted only to Employees who are designated as Participants from time to time by the Committee. The Committee shall determine which Employees shall be Participants, the types of Awards to be made to Participants and the terms, conditions and limitations applicable to the Awards.

SECTION 4. AWARDS.

Awards may include, but are not limited to, those described in this Section 4. The Committee may grant Awards singly, in tandem or in combination with other Awards, as the Committee may in its sole discretion determine; provided that Non-Qualified Stock Options may not be granted in tandem with Incentive Stock Options. Subject to the other provisions of this Plan, Awards may also be granted in combination or in tandem with, in replacement of, or as alternatives to, grants or rights under this Plan and any other employee benefit or compensation plan of the Company.

4.1 Stock Options

A Stock Option is a right to purchase a specified number of Shares at a specified price during such specified time as the Committee shall determine.

(a)	Options granted may be either of a type that complies with the requirements of incentive stock options as defined in Section 422 of the Code (“Incentive Stock Options”) or of a type that does not comply with such requirements (“Non-Qualified Stock Options”). The requirements imposed by the Code and the regulations thereunder for qualification as an Incentive Stock Option, whether or not specified in this Plan, shall be deemed incorporated within any Award Agreement pertaining to an Incentive Stock Option.

(b)

The exercise price per Share of any Stock Option shall be no less than the Fair Market Value per Share subject to the option on the date the Stock Option is granted, except that in the case of an Incentive Stock Option granted to an Employee who, immediately prior to such grant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any subsidiary (a “Ten Percent Employee”), the exercise price per Share shall not be less than one hundred ten percent (110%) of such Fair Market Value per Share on the date the Incentive Stock Option is granted. For purposes of this Section 4.1(b), an individual (i) shall be considered as owning not only shares of stock owned individually but also all shares of stock that are at the time owned, directly or indirectly, by or for the spouse, ancestors, lineal descendants and brothers and sisters (whether by the whole or half blood) of such individual and (ii) shall be considered as owning proportionately any shares owned, directly or indirectly, by or for any corporation, partnership, estate or trust in which such individual is a shareholder, partner or beneficiary.

(c)	The term of any Stock Option which is intended to be an Incentive Stock Option shall not be greater than ten years from its date of grant, except that in the case of a Ten Percent Employee, such term shall not be greater than five years.

(d)	A Stock Option may be exercised, in whole or in part, by giving written notice of exercise to the Company, specifying the number of Shares to be purchased, and the Stock Option may be subject to performance conditions and other terms as the Committee may determine from time to time, consistent with the Plan.

(e)	At the discretion of, and in accordance with the rules established by the Committee, the exercise price of the Stock Option may be paid (i) by one or any combination of the following: in cash or the tender of Stock already owned by the Participant for more than six months (or such other period of time as the Committee deems appropriate) having a Fair Market Value on the date of exercise equal to the option price for the shares being purchased or (ii) by providing cash forwarded through a broker or other agent-sponsored exercise or financing program or (iii) through such other means the Committee determines are consistent with the Plan’s purpose and applicable law. No fractional Shares will be issued or accepted.

(f)	Notwithstanding any other provision contained in the Plan or in any Award Agreement, but subject to the possible exercise of the Committee’s discretion contemplated in the last sentence of this Section 4.1(f), the aggregate Fair Market Value on the date of grant, of the Shares with respect to which Incentive Stock Options are exercisable for the first time by an Employee during any calendar year under all plans of the corporation employing such Employee, any parent or subsidiary corporation of such corporation and any predecessor corporation of any such corporation shall not exceed $100,000, or such other or successor limit imposed by the Code. If the date on which one or more of such Incentive Stock Options could first be exercised would be accelerated pursuant to any provision of the Plan or any Award Agreement, and the acceleration of such exercise date would result in a violation of the restriction set forth in the preceding sentence, then, notwithstanding any such provision, but subject to the provisions of the next succeeding sentence, the exercise dates of such Incentive Stock Options shall be accelerated only to the date or dates, if any, that do not result in a violation of such restriction and, in such event, the exercise dates of the Incentive Stock Options with the lowest option prices shall be accelerated to the earliest such dates. The Committee may, in its discretion, authorize the acceleration of the exercise date of one or more Incentive Stock Options even if such acceleration would violate the $100,000 restriction set forth in the first sentence of this paragraph and even if such Incentive Stock Options are thereby converted in whole or in part to Non-Qualified Stock Options.

(g)	Unless otherwise provided in an Award Agreement, if the recipient of a Stock Option ceases to be an Employee of the Company and its Subsidiaries for any reason, any outstanding Stock Options held by the optionee shall be exercisable according to the following provisions and shall otherwise terminate:

(i)	If an optionee ceases to be an Employee for any reason other than resignation without the consent of the Company, termination for cause, Retirement, Disability or death, any then outstanding Stock Option held by such optionee which is exercisable by the optionee immediately prior to termination shall be exercisable by the optionee at any time prior to the expiration date of such Stock Option or within one year after the date the optionee terminates employment, whichever is the shorter period;

(ii)	If the optionee is terminated for cause, any outstanding Stock Option held by the optionee, whether or not exercisable immediately prior to termination, shall terminate as of the date of resignation or termination;

(iii)	If an optionee resigns without the consent of the Company, any then outstanding Stock Option held by such optionee which is exercisable by the optionee immediately prior to termination shall be exercisable by the optionee at any time prior to the expiration date of such Stock Option or within thirty days after the date the optionee terminates employment, whichever is the shorter period;

(iv)	If an optionee terminates employment by reason of Retirement, any then outstanding Stock Option held by the optionee at the time of Retirement (whether or not exercisable by the optionee prior to Retirement) shall be exercisable by the optionee at any time prior to the expiration date of such Stock Option or within five years after the date the optionee terminates employment, whichever is the shorter period;

(v)	If an optionee terminates employment by reason of Disability, any then outstanding Stock Option held by the Optionee at the time of termination of employment (whether or not exercisable by the optionee prior to termination of employment) shall be exercisable by the optionee at any time prior to the expiration date of such Stock Option or within five years after the date the optionee terminates employment, whichever is the shorter period;

(vi)	Following the death of an optionee during employment with the Company or a Subsidiary, any outstanding Stock Option held by the optionee at the time of death (whether or not exercisable by the optionee immediately prior to death) shall be exercisable by the person entitled to do so under the Will of the optionee, or, if the optionee shall fail to make testamentary disposition of the Stock Option or shall die intestate, by the legal representative of the optionee at any time prior to the expiration date of such Stock Option or within five years after the date of death, whichever is the shorter period; and

(vii)	Following the death of an optionee after ceasing to be an Employee and during a period when a Stock Option is exercisable, any outstanding Stock Option held by the optionee at the time of death shall be exercisable by such person entitled to do so under the Will of the optionee or by such legal representative (but only to the extent the Stock Option was exercisable by the optionee immediately prior to the death of the optionee) within five years after the date of death, but not later than the expiration date of such Stock Option.

4.2 Stock Appreciation Rights

A Stock Appreciation Right is a right to receive, upon surrender of the right, an amount payable in cash and/or Shares under such terms and conditions as the Committee shall determine.

(a)	A Stock Appreciation Right may be granted in tandem with part or all of (or in addition to, or completely independent of) a Stock Option or any other Award under this Plan. A Stock Appreciation Right issued in tandem with a Stock Option may only be granted at the time of grant of the related Stock Option.

(b)	The amount payable in cash and/or Shares with respect to each right shall be equal in value to a percentage (including up to 100%) of the amount by which the Fair Market Value per Share on the exercise date exceeds the Fair Market Value per Share on the date of grant of the Stock Appreciation Right. The applicable percentage shall be established by the Committee. The Award Agreement may state whether the amount payable is to be paid wholly in cash, wholly in Shares or partly in each; if the Award Agreement does not so state the manner of payment, the Committee shall determine such manner of payment at the time of payment. The amount payable in Shares, if any, is determined with reference to the Fair Market Value per Share on the date of exercise.

(c)	Stock Appreciation Rights issued in tandem with Stock Options shall be exercisable only to the extent that the Stock Options to which they relate are exercisable. Upon exercise of the tandem Stock Appreciation Right, and to the extent of such exercise, the Participant’s underlying Stock Option shall automatically terminate. Similarly, upon the exercise of the tandem Stock Option, and to the extent of such exercise, the Participant’s related Stock Appreciation Right shall automatically terminate.

(d)	Notwithstanding any other provision of this Plan to the contrary, with respect to a Stock Appreciation Right granted in connection with an Incentive Stock Option: (i) the Stock Appreciation Right will expire no later than the expiration of the underlying Incentive Stock Option; (ii) the value of the payout with respect to the Stock Appreciation Right may be for no more than one hundred percent (100%) of the difference between the exercise price of the underlying Incentive Stock Option and the Fair Market Value of the Shares subject to the underlying Incentive Stock Option at the time the Stock Appreciation Right is exercised; and (iii) the Stock Appreciation Right may be exercised only when the Fair Market Value of the Shares subject to the Incentive Stock Option exceeds the per Share exercise price of the Incentive Stock Option.

(e)	Unless otherwise provided in an Award Agreement, the post-termination of employment provisions of Section 4.1(g) shall also apply to stock appreciation rights.

4.3 Restricted Stock

(a)	Restricted Stock is Stock that is issued to a Participant and is subject to such terms, conditions and restrictions as the Committee deems appropriate, which may include, but are not limited to, restrictions upon the sale, assignment, transfer or other disposition of the Restricted Stock and the requirement of forfeiture of the Restricted Stock upon termination of employment under certain specified conditions and/or the failure to achieve performance conditions. The restriction period applicable to Restricted Stock shall, in the case of a time-based restriction, be not less than three years, with no more frequent than ratable vesting over such period or, in the case of a performance-based restriction period, be not less than one year. The Committee may provide for the lapse of any such term or condition or waive any term or condition based on such factors or criteria as the Committee may determine. Subject to the restrictions stated in this Section 4.3 and in the applicable Award Agreement, the Participant shall have, with respect to Awards of Restricted Stock, all of the rights of a shareholder of the Company, including the right to vote the Restricted Stock and the right to receive any cash dividends on such Stock. Unless otherwise determined by the Committee, dividends or other distributions on Restricted Stock which are paid in Shares or other securities or property shall be held subject to the same terms, conditions and restrictions as the Restricted Stock on which they are paid.

(b)	Unless otherwise provided in an Award Agreement, if the recipient of Restricted Stock ceases to be an Employee of the Company and its Subsidiaries for any reason, any outstanding shares of Restricted Stock held by the awardee shall vest or be forfeited according to the following provisions:

(i)	If an awardee ceases to be an Employee by reason of Retirement, any shares of Restricted Stock held by the awardee at the time of Retirement shall immediately vest;

(ii)	If an awardee ceases to be an Employee by reason of Disability, any shares of Restricted Stock held by the awardee at the time of termination of employment shall immediately vest;

(iii)	If an awardee ceases to be an Employee by reason of death, any shares of Restricted Stock held by the awardee at the time of termination of employment shall immediately vest; and

(iv)	If an awardee ceases to be an Employee for any reason other than Retirement, Disability or death, any shares of Restricted Stock held by the awardee at the time of termination of employment shall be immediately forfeited.

4.4 Performance Awards

(a)

Performance Awards may be granted under this Plan from time to time based on such terms and conditions as the Committee deems appropriate; provided that such Awards shall not be inconsistent with the terms and purposes of this Plan. Performance Awards are Awards the payment or vesting of which is contingent upon the achievement of specified levels of performance under specified Performance Criteria during a specified Performance Period by the Company, a subsidiary or subsidiaries, any branch, department, business unit or other portion thereof or the Participant individually, and/or upon a comparison of such performance with the performance of a peer group of corporations, prior Performance Periods or other measure selected or defined by the Committee at the time the Performance Award is granted. Performance Awards may be in the form of performance units, performance shares, performance-based options pursuant to Section 4.1 and such other forms of Performance Awards as the Committee shall determine. The maximum amount that may be paid under all Performance Awards under the Plan to any one Participant during a calendar year shall in no event exceed $5,000,000, in the case of Performance Awards paid in cash or property (other than Shares) and 100,000 Shares, in the case of Performance Awards paid in Shares. In the case of multi-year Performance Periods, the amount which is earned in any one calendar year is the amount paid for the Performance Period divided by the number of calendar years in the period. In applying this limit, the amount of cash and the number of Shares earned by a Participant shall be measured as of the close of the applicable calendar year which ends the Performance Period, regardless of the fact that certification by the Committee and actual payment to the Participant may occur in a subsequent calendar year or years.

(b)	Following completion of the applicable Performance Period, and prior to any payment of a Performance Award to the Participant, the Committee shall determine in accordance with the terms of the Performance Award and shall certify in writing whether the applicable performance goal or goals were achieved, or the level of such achievement, and the amount, if any, earned by the Participant based upon such performance. For this purpose, approved minutes of the meeting of the Committee at which certification is made shall be sufficient to satisfy the requirement of a written certification. Performance Awards are not intended to provide for the deferral of compensation, such that, unless a deferred election or arrangement is otherwise offered consistent with Section 409A of the Code, payment of Performance Awards shall be paid within two and one-half months following the end of the calendar year in which vesting occurs or such other time period if and to the extent as may be required to avoid characterization of such Awards as deferred compensation.

(c)	Unless otherwise provided in an Award Agreement, the following provisions shall apply if the recipient of a Performance Award ceases to be an Employee of the Company and its Subsidiaries for any reason prior to payment of the Performance Award:

(i)	If an awardee ceases to be an Employee by reason of Retirement, the Employee will be entitled to a pro-rata portion of the Performance Award based upon the number of whole and partial months of employment during the Performance Period, contingent upon achievement of the performance goals and subject to any Negative Discretion retained by the Committee;

(ii)	If an awardee ceases to be an Employee by reason of Disability, the Employee will be entitled to a pro-rata portion of the Performance Award based upon the number of whole and partial months of employment during the Performance Period, contingent upon achievement of the performance goals and subject to any Negative Discretion retained by the Committee;

(iii)	If an awardee ceases to be an Employee by reason of death, the Employee will be entitled to a pro-rata portion of the Performance Award based upon the number of whole and partial months of employment during the Performance Period, contingent upon achievement of the performance goals and subject to any Negative Discretion retained by the Committee; and

(iv)	If an awardee ceases to be an Employee for any reason other than Retirement, Disability or death, any Performance Award shall be immediately forfeited.

4.5 Other Awards

The Committee may from time to time grant Stock, other Stock-based and non-Stock-based Awards under the Plan (singly, in tandem or in combination with other Awards), including without limitation those Awards pursuant to which Shares are or may in the future be acquired, Awards denominated in Stock units, securities convertible into Stock, phantom securities, dividend equivalents and cash. The Committee shall determine the terms and conditions of such other Stock, Stock-based and non-Stock-based Awards, provided that such Awards shall not be inconsistent with the terms and purposes of this Plan. Other Awards are not intended to provide for the deferral of compensation, such that payment of other Awards shall be paid within two and one-half months following the end of the calendar year in which vesting occurs or such other time period if and to the extent as may be required to avoid characterization of such Awards as deferred compensation.

SECTION 5. AWARD AGREEMENTS.

Each Award under this Plan shall be evidenced by an Award Agreement setting forth the number of Shares or other securities, Stock Appreciation Rights, or units subject to the Award, if any, and such other terms and conditions applicable to the Award as are determined by the Committee consistent with the Plan, including without limitation, the ability to vary particular Award Agreement terms as provided in the Plan.

(a)	Award Agreements shall include the following terms:

(i)	Non-assignability: A provision that the relevant Award shall not be assigned, pledged or otherwise transferred except by will or by the laws of descent and distribution and that during the lifetime of a Participant, the Award shall be exercised only by such Participant or by the Participant’s guardian or legal representative; provided, however, that, in the Committee’s discretion, and except in the case of Incentive Stock Options, an Award Agreement may expressly provide for specifically limited transferability.

(ii)	Termination of Employment: A provision describing the treatment of an Award in the event of the Retirement, Disability, death or other termination of a Participant’s employment with the Company, including but not limited to terms relating to the vesting, time for exercise, forfeiture or cancellation of an Award in such circumstances.

(iii)	Rights as Shareholder: A provision that a Participant shall have no rights as a shareholder with respect to any securities covered by an Award until the date the Participant becomes the holder of record. Except as provided in Section 8 hereof, no adjustment shall be made for dividends or other rights, unless the Award Agreement specifically requires such adjustment, in which case, grants of dividend equivalents or similar rights shall not be considered to be a grant of any other shareholder right.

(iv)	Withholding: A provision requiring the withholding of applicable taxes required by law from all amounts paid in satisfaction of an Award to a Participant. In the case of an Award paid in cash, the withholding obligation shall be satisfied by withholding the applicable amount and paying the net amount in cash to the Participant. In the case of Awards paid in Shares or other securities of the Company, (i) a Participant may satisfy the withholding obligation by paying the amount of any taxes in cash, (ii) with the approval of the Committee (or, in the case of deduction, by the unilateral action of the Committee), Shares or other securities may be deducted by the Company from the payment or delivered to the Company by the Participant to satisfy the obligation in full or in part as long as such withholding or delivery of Shares or other securities does not violate any applicable laws, rules or regulations of federal, state or local authorities. The number of Shares or other securities to be deducted or delivered shall be determined by reference to the Fair Market Value of such Shares or securities on the applicable date.

(b)	Award Agreements may include such other terms as are necessary and appropriate to effect an Award to the Participant, including but not limited to (i) the term of the Award, (ii) vesting provisions, (iii) deferrals, (iv) any requirements for continued employment with the Company, (v) any other restrictions or conditions (including performance requirements) on the Award and the method by which restrictions or conditions lapse, (vi) the effect upon the Award of a Change in Control, (vii) the price, amount or value of Awards, (viii) such Participant’s permitted transferees, if any, (ix) all Shares issued or issuable to such Participant in connection with an Award in the event of such Participant’s termination of employment, and (x) any other terms and conditions which the Committee shall deem necessary and desirable.

SECTION 6. SHARES OF STOCK SUBJECT TO THE PLAN.

(a)	Subject to the adjustment provisions of Section 8 hereof, the maximum aggregate number of Shares which may be granted pursuant to the Plan is 1,800,000 Shares, all of which may be issued as Incentive Stock Options.

(b)	Any Shares which are subject to any unexercised or undistributed portion of any terminated, expired, exchanged or forfeited Award (or Awards settled in cash in lieu of Shares) shall become available for grant pursuant to new Awards. If the exercise price of an Award is paid by delivering to the Company Shares previously owned by the Participant or if Shares are delivered or withheld for purposes of satisfying a tax withholding obligation, the number of Shares covered by the Award equal to the number of Shares so delivered or withheld shall, however, be counted against the number of Shares granted and shall not again be available for Awards under the Plan.

(c)	The Committee may make such additional rules for determining the number of Shares granted under the Plan as it deems necessary or appropriate.

(d)	The Stock which may be issued pursuant to an Award under the Plan may be treasury Stock or authorized but unissued Stock or Stock acquired, subsequently or in anticipation of the transaction, in the open market or otherwise to satisfy the requirements of the Plan, or any combination of such Stock.

(e)	Subject to the adjustment provisions of Section 8 hereof, the maximum aggregate number of Shares available for grants of Stock Options or Stock Appreciation Rights to any one Participant under the Plan shall not exceed 150,000 Shares per calendar year. The limitation in the preceding sentence shall be interpreted and applied in a manner consistent with Section 162(m) of the Code.

SECTION 7. ADMINISTRATION.

(a)	The Plan and all Awards granted pursuant thereto shall be administered by the Committee so that, insofar as is possible and practicable, transactions with respect to Awards under the Plan shall be exempt from Section 16(b) of the Exchange Act. A majority of the members of the Committee shall constitute a quorum. The vote of a majority of a quorum (or the unanimous consent in writing of the members of the Committee) shall constitute action by the Committee.

(b)	The Committee shall periodically determine the Participants in the Plan and the nature, amount, pricing, timing, and other terms of Awards to be made to such individuals.

(c)	The Committee shall have the power to interpret and administer the Plan. All questions of interpretation with respect to the Plan, the number of Shares or other securities, Stock Appreciation Rights, or units granted, and the terms of any Award Agreements shall be determined by the Committee, and its determination shall be final and conclusive upon all parties in interest. In the event of any conflict between an Award Agreement and the Plan, the terms of the Plan shall govern.

(d)	The Committee may delegate to the officers or employees of the Company the authority to execute and deliver such instruments and documents, to do all such ministerial acts and things, and to take all such other ministerial steps deemed necessary, advisable or convenient for the effective administration of the Plan in accordance with its terms and purpose.
(e)	Notwithstanding the foregoing provisions of this Section 7, no power given the Committee herein shall be used after a Change in Control to affect detrimentally the rights of any Participant with respect to any Awards hereunder which are outstanding immediately prior to the Change in Control.

(f)	Notwithstanding any other provision of the Plan, the Committee may determine that an Award shall be forfeited and/or shall be repaid to the Company if the Participant engages in misconduct or violation of any Company policy, including without limitation the terms of any Company recoupment policy, or similar policy.

SECTION 8. EQUITABLE ADJUSTMENTS.

If a dividend or other distribution shall be declared upon the Common Stock payable in shares of the Common Stock, the number of shares of Common Stock then subject to any outstanding Options, Stock Appreciation Rights, Performance Awards or other Awards, the number of shares of Common Stock which may be issued under the Plan but are not then subject to outstanding Options, Stock Appreciation Rights, Performance Awards or other Awards and the maximum number of shares as to which Options, Stock Appreciation Rights or Performance Awards may be granted and as to which shares may be awarded under Sections 4.4 and 6(e), shall be adjusted by adding thereto the number of shares of Common Stock which would have been distributable thereon if such shares had been outstanding on the date fixed for determining the shareholders entitled to receive such stock dividend or distribution. Shares of Common Stock so distributed with respect to any Restricted Stock held in escrow shall also be held by the Company in escrow and shall be subject to the same restrictions as are applicable to the Restricted Stock on which they were distributed.

If the outstanding shares of Common Stock shall be changed into or exchangeable for a different number or kind of shares of stock or other securities of the Company or another corporation, or cash or other property, whether through reorganization, reclassification, recapitalization, stock split-up, combination of shares, merger or consolidation, then there shall be substituted for each share of Common Stock subject to any then outstanding Option, Stock Appreciation Right, Performance Award or Other Award, and for each share of Common Stock which may be issued under the Plan but which is not then subject to any outstanding Option, Stock Appreciation Right, Performance Award or Other Award, the number and kind of shares of stock or other securities (and in the case of outstanding Options, Stock Appreciation Rights, Performance Awards or other Awards, the cash or other property) into which each outstanding share of the Common Stock shall be so changed or for which each such share shall be exchangeable. Unless otherwise determined by the Committee in its discretion, any such stock or securities, as well as any cash or other property, into or for which any Restricted Stock held in escrow shall be changed or exchangeable in any such transaction shall also be held by the Company in escrow and shall be subject to the same restrictions as are applicable to the Restricted Stock in respect of which such stock, securities, cash or other property was issued or distributed.

In case of any adjustment or substitution as provided for in this Section 8, the aggregate option price for all Shares subject to each then outstanding Option, Stock Appreciation Right, Performance Award or Other Award, prior to such adjustment or substitution shall be the aggregate option price for all shares of stock or other securities (including any fraction), cash or other property to which such Shares shall have been adjusted or which shall have been substituted for such Shares. Any new option price per share or other unit shall be carried to at least three decimal places with the last decimal place rounded upwards to the nearest whole number.

If the outstanding shares of the Common Stock shall be changed in value by reason of any spin-off, split-off or split-up, or dividend in partial liquidation, dividend in property other than cash, or extraordinary distribution to shareholders of the Common Stock, (a) the Committee shall make any adjustments to any then outstanding Option, Stock Appreciation Right, Performance Award or Other Award, which it determines are equitably required to prevent dilution or enlargement of the rights of optionees and awardees which would otherwise result from any such transaction, and (b) unless otherwise determined by the Committee in its discretion, any stock, securities, cash or other property distributed with respect to any Restricted Stock held in escrow or for which any Restricted Stock held in escrow shall be exchanged in any such transaction shall also be held by the Company in escrow and shall be subject to the same restrictions as are applicable to the Restricted Stock in respect of which such stock, securities, cash or other property was distributed or exchanged.

No adjustment or substitution provided for in this Section 8 shall require the Company to issue or sell a fraction of a Share or other security. Accordingly, all fractional Shares or other securities which result from any such adjustment or substitution shall be eliminated and not carried forward to any subsequent adjustment or substitution. Owners of Restricted Stock held in escrow shall be treated in the same manner as owners of Common Stock not held in escrow with respect to fractional Shares created by an adjustment or substitution of Shares, except that, unless otherwise determined by the Committee in its discretion, any cash or other property paid in lieu of a fractional Share shall be subject to restrictions similar to those applicable to the Restricted Stock exchanged therefor. In the event of any other change in or conversion of the Common Stock, the Committee may in its discretion adjust the outstanding Awards and other amounts provided in the Plan in order to prevent the dilution or enlargement of rights of Participants.

SECTION 9. CHANGE IN CONTROL.

Notwithstanding any other provision of the Plan to the contrary, and unless the applicable Award Agreement shall otherwise provide, immediately prior to any Change in Control of the Company, (i) all Stock Options and freestanding Stock Appreciation Rights which are then outstanding hereunder shall become fully vested and exercisable, (ii) all restrictions with respect to Shares of Restricted Stock which are then outstanding hereunder shall lapse, and such Shares shall be fully vested and nonforfeitable, and (iii) with respect to all Performance Awards which are then outstanding hereunder, all uncompleted Performance Periods shall terminate, the target level of performance set forth with respect to each Performance Criterion under such Performance Awards shall be deemed to have been attained and a pro rata portion (based on the ratio of (i) the number of full and partial months which have elapsed from the beginning of the Performance Period through the Change in Control to (ii) the number of months originally contained in the Performance Period) of each such Performance Award shall become vested and the remainder of each such Performance Award shall be forfeited.

SECTION 10. RIGHTS OF EMPLOYEES.

(a)	Status as an eligible Employee shall not be construed as a commitment that any Award will be made under the Plan to such eligible Employee or to eligible Employees generally.

(b)	Nothing contained in the Plan (or in any other documents related to this Plan or to any Award) shall confer upon any Employee or Participant any right to continue in the employ of the Company or any of its subsidiaries or constitute any contract or limit in any way the right of the Company or any subsidiary to change such person’s compensation or other benefits or to terminate the employment of such person with or without cause.

SECTION 11. COMPLIANCE WITH APPLICABLE LEGAL REQUIREMENTS.

Awards shall be subject to the requirement that if at any time the Committee shall determine, in its discretion, that the listing, registration or qualification of the Shares subject to the Awards upon any securities exchange or under any state or federal securities or other law or regulation, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition to or in connection with the granting of the Awards or the issuance or purchase of Shares thereunder, no Awards may be granted or exercised, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee. The holders of such Awards will supply the Company with such certificates, representations and information as the Company shall request and shall otherwise cooperate with the Company in obtaining such listing, registration, qualification, consent or approval.

SECTION 12. AMENDMENT AND TERMINATION.

The Board may at any time amend, suspend or terminate the Plan. The Committee may at any time alter or amend any or all Award Agreements under the Plan to the extent permitted by law. However, no such action by the Board or by the Committee shall impair the rights of Participants under outstanding Awards without the consent of the Participants affected thereby. Further, the Board shall not amend the Plan without the approval of the Company’s shareholders to the extent such approval is required by law, agreement or the rules of any exchange upon which the Stock shall be listed. Except as provided in Section 8 of the Plan, the purchase price of any outstanding Stock Option, Stock Appreciation Right or other purchase right may not be reduced, whether through amendment, cancellation or replacement in exchange with another Stock Option, Stock Appreciation Right, other Award or cash payment, unless such action or reduction is approved by the shareholders of the Company.

SECTION 13. UNFUNDED PLAN.

The Plan shall be unfunded. Neither the Company nor the Board shall be required to segregate any assets that may at any time be represented by Awards made pursuant to the Plan. Neither the Company, the Committee, nor the Board shall be deemed to be a trustee of any amounts to be paid under the Plan.

SECTION 14. LIMITS OF LIABILITY.

(a)	Any liability of the Company to any Participant with respect to an Award shall be based solely upon contractual obligations created by the Plan and the Award Agreement.

(b)	Neither the Company nor any member of the Board or of the Committee, nor any other person participating in any determination of any question under the Plan, or in the interpretation, administration or application of the Plan, shall have any liability to any party for any action taken or not taken, in good faith under the Plan.

SECTION 15. EFFECTIVE DATE AND DURATION OF THE PLAN.

The Plan shall become effective (the “Effective Date”) upon the approval of a majority of the votes cast at a duly held meeting of shareholders at which a quorum representing a majority of the outstanding voting stock of the Corporation is, either in person or by proxy, present and voting, within twelve (12) months after the date the Plan is initially adopted by the Board, contingent upon shareholder approval thereof. Subject to obtaining such approval, the Committee shall have authority to grant Awards hereunder from the Effective Date until the tenth (10th) anniversary of the Effective Date, subject to the ability of the Board to terminate the Plan as provided in Section 12 hereof. Absent additional shareholder approval, no Performance Award may be granted under the Plan subsequent to the time required for re-approval under the regulations issued pursuant to Code Section 162(m).

SECTION 16. FOREIGN PLAN REQUIREMENTS.

To the extent the Committee deems it necessary, appropriate or desirable to comply with foreign law or practices and to further the purpose of the Plan, the Committee may, without amending this Plan, establish special rules and/or sub-plans applicable to awards granted to Participants who are foreign nationals, are employed outside the United States, or both, and may grant awards to such Participants in accordance with those rules. In the event that the payment amount is calculated in a foreign currency, the payment amount will be converted to U.S. dollars using the prevailing exchange rate published in The Wall Street Journal (or in such other reliable publication as the Committee, in its discretion, may determine to rely on) on the relevant date.

SECTION 17. DEFINITIONS.

For purposes of the Plan, the following terms, as used herein, shall have the respective meanings specified:

(a)	Affiliate” shall have the meaning set forth in Rule 12b-2 promulgated under Section 12 of the Exchange Act.

(b)	“Award” or “Awards” means an award granted pursuant to Section 4 hereof.

(c)	“Award Agreement” means an agreement described in Section 5 hereof entered into between the Company and a Participant, setting forth the terms, conditions and any limitations applicable to the Award granted to the Participant.

(d)	“Beneficial Owner” shall have the meaning set forth in Rule 13d-3 under the Exchange Act.

(e)

“Beneficiary” means a person or persons designated by a Participant (if the terms of the relevant Award Agreement permit such a designation) to receive, in the event of death, any unpaid portion of an Award held by the Participant. Any Participant so permitted by an Award Agreement may, subject to such limitations as may be prescribed by the Committee, designate one or more persons primarily or contingently as beneficiaries in writing upon forms supplied by and delivered to the Company, and may revoke such designations in writing. If a Participant having a right to designate a beneficiary under an Award Agreement fails effectively to designate a beneficiary, then the Award will be paid in the following order of priority:

(I)	Surviving spouse;

(II)	Surviving children in equal shares; or

(III)	To the estate of the Participant.

(f)	“Board” means the Board of Directors of the Company as it may be comprised from time to time.

(g)	A “Change in Control” shall be deemed to have occurred if the event set forth in any one of the following paragraphs of this Section 17(g) shall have occurred:

(I)	any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates) representing thirty percent (30%) or more of the combined voting power of the Company’s then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (i) of paragraph (III) below; or

(II)	the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on February 28, 2008, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s shareholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on February 28, 2008 or whose appointment, election or nomination for election was previously so approved or recommended; or

(III)	there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation, other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any subsidiary of the Company, at least fifty-one percent (51%) of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing thirty percent (30%) or more of the combined voting power of the Company’s then outstanding securities; or

(IV)	the shareholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets, other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, at least fifty-one percent (51%) of the combined voting power of the voting securities of which are owned by shareholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.

Notwithstanding the foregoing, a “Change in Control” shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the Stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.

(h)	“Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute. References to specified provisions of the Code shall also include any successor provisions.

(i)	“Committee” means a committee of the Board appointed to administer the Plan (which committee may also be the Compensation Committee of the Board). The Committee shall be composed of two or more directors as appointed from time to time to serve by the Board; provided however, that any member of the Committee participating in the taking of any action under the Plan shall qualify as (1) an “outside director” as then defined under Section 162(m) of the Code or any successor provision and (2) a “non-employee director” as then defined under Rule 16b-3 or any successor rule

(j)	“Company” means Mine Safety Appliances Company, a Pennsylvania corporation, or any successor corporation (except that Company shall not mean any successor corporation thereto in determining under Section 17(g) hereof whether or not any Change in Control of the Company has occurred).

(k)	“Disability” shall mean the inability, in the opinion of the Committee, of a Participant, because of an injury or sickness, to work at a reasonable occupation which is available with the Company or at any gainful occupation to which the Participant is or may become fitted, except that in the case of Incentive Stock Options, Disability shall mean permanent and total disability as defined in Section 422(e)(3) of the Code and, in the case of any deferred compensation, Disability shall be as defined in Section 409A of the Code.

(l)	“Employee” means any individual who is an employee of the Company or any Participating Subsidiary.

(m)	“Exchange Act” means the Securities Exchange Act of 1934, as amended and in effect from time to time, or any successor statute.

(n)	“Fair Market Value” of a Share, unless otherwise provided in the applicable Award Agreement, means:

(I)	If the Stock is admitted to trading on one or more national securities exchanges, such as the New York Stock Exchange or the NASDAQ Stock Exchange,

(A)	the closing price per Share as reported on the reporting system selected by the Committee on the relevant date; or

(B)	in the absence of reported sales on that date, the closing price per Share on the next day for which there is a reported sale; or

(II)	If the Stock is not admitted to trading on any national securities exchange, but is admitted to quotation on NASDAQ as an “over the counter” traded security, the average of the highest bid and lowest asked prices per Share on the relevant date; or

(III)	If the preceding clauses (I) and (II) do not apply, the Fair Market Value determined by the Committee, using such criteria as it shall determine, in good faith and in its sole discretion, to be appropriate for such valuation.

(o)	“Negative Discretion” means any discretion to reduce or eliminate the compensation or other economic benefit otherwise due upon attainment of a performance goal.

(p)	“Participant” means an Employee who has been designated by the Committee to receive an Award Pursuant to this Plan.

(q)	“Participating Subsidiary” means a subsidiary of the Company, of which the Company beneficially owns (whether at the date of adoption of this Plan or at a later date), directly or indirectly, more than 50% of the aggregate voting power of all outstanding classes and series of stock.

(r)	“Performance Award” means an Award which is granted pursuant to Section 4.4 hereof and is contingent upon the performance of all or a portion of the Company and/or its subsidiaries and/or which is contingent upon the individual performance of the Participant to whom it is granted.

(s)	“Performance Criteria” means one or more preestablished, objective measures of performance during a Performance Period by the Company, a subsidiary or subsidiaries, any department or other portion thereof or the Participant individually, selected by the Committee in its discretion to determine whether a Performance Award has been earned in whole or in part. Performance Criteria may be based on earnings per share, return on equity, assets or investment, sales, gross profits, expenses, stock price, costs, net income, operating margin, revenue from operations, income from operations as a percent of capital employed, income from operations, cash flow, market share, earnings (including EBITDA and EBIT), operating cash flow, operating cash flow as a percent of capital employed, economic value added, gross margin, workforce diversity, number of accounts, workers’ compensation claims, budgeted amounts, turnover rate, inventory, inventory turns and/or obsolete inventory. Performance Criteria based on such performance measures may be based either on the level of performance of the Company, subsidiary or portion thereof under such measure for the Performance Period and/or upon a comparison of such performance with the performance under such measure during a prior period or with the performance of a peer group of corporations selected or defined by the Committee at the time of making a Performance Award. The Committee may in its discretion also determine to use other objective performance measures as Performance Criteria.

(t)	“Performance Period” means an accounting period of the Company or a subsidiary of not less than one year, as determined by the Committee in its discretion.

(u)	“Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, (iv) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of Stock of the Company or (v) any individual or entity (including the trustees (in such capacity) of any such entity which is a trust) which is directly or indirectly, the Beneficial Owner of securities of the Company representing five percent (5%) or more of the combined voting power of the Company’s then outstanding securities immediately before the Effective Date or any Affiliate of any such individual or entity, including, for purposes of this Section 17(t), any of the following: (A) any trust (including the trustees thereof in such capacity) established by or for the benefit of any such individual; (B) any charitable foundation (whether a trust or a corporation, including the trustees or directors thereof in such capacity) established by any such individual; (C) any spouse of any such individual; (D) the ancestors (and spouses) and lineal descendants (and spouses) of such individual and such spouse; (E) the brothers and sisters (whether by the whole or half blood or by adoption) of either such individual or such spouse; or (F) the lineal descendants (and their spouses) of such brothers and sisters.

(v)	“Restricted Stock” means Shares which have certain restrictions attached to the ownership thereof, which may be issued under Section 4.3.

(w)	“Retirement” means a Participant’s termination of employment occurring (a) on or after attainment of age 55 and the Participant is credited with at least fifteen years of employment with the Company and its affiliates; (b) on or after attainment of age 60 and the Participant is credited with at least ten years of employment with the Company and its affiliates; or (c) on or after attainment of age 65 and the Participant is credited with at least five years of employment with the Company and its affiliates.

(x)	“Share” means a share of Stock.

(y)	“Stock” means the Common Stock, without par value, of the Company, or, in the event that the outstanding Common Stock is hereafter changed into, or exchanged for, different stock or securities, such other stock or securities.

(z)	“Stock Appreciation Right” means a right, the value of which is determined relative to the appreciation in value of Shares, which may be issued under Section 4.2.

(aa)	“Stock Option” means a right to purchase Shares granted pursuant to Section 4.1 and includes Incentive Stock Options and Non-Qualified Stock Options as defined in Section 4.1.

Exhibit B to Proxy Statement

MINE SAFETY APPLIANCES COMPANY

2008 NON-EMPLOYEE DIRECTORS’ EQUITY INCENTIVE PLAN

The purposes of the 2008 Non-Employee Directors’ Equity Incentive Plan (the “Plan”) are to promote the long-term success of Mine Safety Appliances Company (the “Company”) by creating a long-term mutuality of interests between the non-employee Directors and shareholders of the Company, to provide an additional inducement for such Directors to remain with the Company and to provide a means through which the Company may attract able persons to serve as Directors of the Company.

SECTION 1

Administration

The Plan shall be administered by the Board of Directors of the Company (the “Board”), which may delegate some or all of its duties to a committee of the Board. The Board shall keep records of action taken at its meetings. A majority of the Board shall constitute a quorum at any meeting, and the acts of a majority of the members present at any meeting at which a quorum is present, or the unanimous consent in writing of the Board, shall be the acts of the Board.

The Board shall interpret the Plan and prescribe such rules, regulations and procedures in connection with the operations of the Plan as it shall deem to be necessary and advisable for the administration of the Plan consistent with the purposes of the Plan. All questions of interpretation and application of the Plan, or as to stock options or restricted stock awards granted under the Plan, shall be subject to the determination of the Board, which shall be final and binding.

Notwithstanding the above, the selection of the Directors to whom stock options and restricted stock awards are to be granted and the exercise price of any stock option shall be as hereinafter provided, and the Board shall have no discretion as to such matters.

SECTION 2

Shares Available under the Plan

The aggregate number of shares which may be issued and as to which grants of stock options and restricted stock awards may be made under the Plan is 400,000 shares of the Common Stock, without par value, of the Company (the “Common Stock”), subject to adjustment and substitution as set forth in Section 6. If any stock option granted under the Plan is cancelled by mutual consent or terminates or expires for any reason without having been exercised in full, the number of shares subject thereto shall again be available for purposes of the Plan. If shares of Common Stock are forfeited to the Corporation pursuant to the restrictions applicable to restricted stock, the shares so forfeited shall again be available for purposes of the Plan. The shares which may be issued under the Plan may be either authorized but unissued shares or treasury shares or partly each, as shall be determined from time to time by the Board.

SECTION 3

Grant of Stock Options and Restricted Stock

On the third business day following the day of each annual meeting of the shareholders of the Company (the “Grant Date”), each person who is then a member of the Board and who is not then an employee of the Company or any of its subsidiaries (a “non-employee Director”) shall automatically and without further action by the Board be granted:

(1) a “nonstatutory stock option” (i.e., a stock option which does not qualify under Section 422 of the Internal Revenue Code of 1986 (the “Code”)) to purchase a number of shares of Common Stock determined by dividing 75% of the amount of the annual Director’s retainer then in effect by the Grant Date per share value of the option as determined by the Company under the Black-Scholes option pricing model; and

(2) a number of restricted shares of Common Stock (“restricted stock”) determined by dividing 125% of the amount of the annual Director’s retainer then in effect by the Fair Market Value of a share of Common Stock on the Grant Date.

The numbers of shares determined under the above formulas shall be rounded to the nearest whole share. If on any Grant Date the number of shares remaining available under the Plan is not sufficient for each non-employee Director to be granted the full number of options and shares of restricted stock provided in this Section, then the available shares shall be allocated among the options and shares of restricted stock to be granted to each non-employee Director in proportion to the amounts determined under the above formulas, disregarding any fractions of a share.

Notwithstanding the foregoing, the amounts and/or mix of awards set forth above may be adjusted by the Board in its discretion.

SECTION 4

Terms and Conditions of Stock Options

Stock options granted under the Plan shall be subject to the following terms and conditions:

(A) The purchase price at which each stock option may be exercised (the “option price”) shall be one hundred percent (100%) of the Fair Market Value per share of the Common Stock covered by the stock option on the Grant Date.

(B) At the discretion of, and in accordance with rules established by the Board, the option price of each stock option may be paid (i) by one or any combination of the following: in cash or the tender of Common Stock already owned by the Participant for more than six months (or such other period of time as the Board deems appropriate) having a Fair Market Value on the date of exercise equal to the option price for the shares being purchased or (ii) by providing cash forwarded through a broker or other agent-sponsored exercise or financing program or (iii) through such other means as the Board determines are consistent with the Plan’s purpose and applicable law. No fractional shares will be issued or accepted.

(C) Subject to the terms of Section 4(E) providing for earlier termination of a stock option, no stock option shall be exercisable after the expiration of ten years from the Grant Date. A stock option to the extent exercisable at any time may be exercised in whole or in part.

(D) No stock option shall be transferable by the grantee otherwise than by Will, or if the grantee dies intestate, by the laws of descent and distribution of the state of domicile of the grantee at the time of death. All stock options shall be exercisable during the lifetime of the grantee only by the grantee or the grantee’s guardian or legal representative.

(E) Subject to Section 4(C), unless the Board determines otherwise, if a grantee ceases to be a Director of the Company for any reason, any outstanding stock options held by the grantee shall be exercisable and shall terminate according to the following provisions:

(i) If a grantee ceases to be a Director of the Company for Retirement or for any reason other than resignation, removal for cause, death or Disability, any then outstanding stock option held by such grantee shall be exercisable by the grantee (whether or not exercisable by the grantee immediately prior to ceasing to be a Director) at any time prior to the expiration date of such stock option or within five years after the date the grantee ceases to be a Director, whichever is the shorter period;

(ii) If during his term of office as a Director a grantee resigns from the Board (other than by Retirement) or is removed from office for cause, any outstanding stock option held by the grantee which is not exercisable by the grantee immediately prior to resignation or removal shall terminate as of the date of resignation or removal, and any outstanding stock option held by the grantee which is exercisable by the grantee immediately prior to resignation or removal shall be exercisable by the grantee at any time prior to the expiration date of such stock option or within 90 days after the date of resignation or removal, whichever is the shorter period;

(iii) Following the death or Disability of a grantee during service as a Director of the Company, any outstanding stock option held by the grantee at the time of death or termination of service by reason of Disability (whether or not exercisable by the grantee immediately prior to death or termination of service) shall be exercisable by the grantee or person entitled to do so under the Will of the grantee, as the case may be, or, if the grantee shall fail to make testamentary disposition of the stock option or shall die intestate, by the legal representative of the grantee at any time prior to the expiration date of such stock option or within five years after the date of death or termination of service by reason of Disability, whichever is the shorter period;

(iv) Following the death of a grantee after ceasing to be a Director and during a period when a stock option is exercisable, any outstanding stock option held by the grantee at the time of death shall be exercisable by such person entitled to do so under the Will of the grantee or by such legal representative (but only to the extent the stock option was exercisable by the grantee immediately prior to the death of the grantee) within five years after the date of death or, if applicable, within the period provided in Section 4(E)(i), whichever is the longer period, but not later than the expiration date of such stock option.

A stock option held by a grantee who has ceased to be a Director of the Company shall terminate upon the expiration of the applicable exercise period, if any, specified in this Section 4(E).

(F) All stock options shall be confirmed by an agreement, or an amendment thereto, which shall be executed on behalf of the Company by the Chief Executive Officer (if other than the President), the President or any Vice President and by the grantee.

(G) The obligation of the Company to issue shares of the Common Stock under the Plan shall be subject to (i) the effectiveness of a registration statement under the Securities Act of 1933, as amended, with respect to such shares, if deemed necessary or appropriate by counsel for the Company, (ii) the condition that the shares shall have been listed (or authorized for listing upon official notice of issuance) upon each stock exchange, if any, on which the Common Stock shares may then be listed and (iii) all other applicable laws, regulations, rules and orders which may then be in effect.

Subject to the foregoing provisions of this Section 4 and the other provisions of the Plan, any stock option granted under the Plan may be subject to such restrictions and other terms and conditions, if any, as shall be determined, in its discretion, by the Board and set forth in the agreement referred to in Section 4(F), or an amendment thereto.

SECTION 5

Terms and Conditions of Restricted Stock

Unless the Board determines otherwise, restricted stock awards granted under the Plan shall be subject to the following terms and conditions:

(A) As of the Grant Date of the restricted stock award, certificates representing the shares of restricted stock shall be issued in the name of the Director and held by the Company in escrow until the earlier of the forfeiture of the shares of restricted stock to the Company or the lapse of the service restriction with respect to such shares. The Director shall execute and deliver to the Company a blank stock power in form acceptable to the Company with respect to each of the certificates representing the shares of restricted stock. Such stock power shall be returned to the Director if the service restriction lapses with respect to the shares to which the stock power relates.

(B) The Director shall not sell, exchange, assign, alienate, pledge, hypothecate, encumber, charge, give, transfer or otherwise dispose of, either voluntarily or by operation of law, any shares of restricted stock, or any rights or interests appertaining thereto, prior to the lapse of the service restriction imposed thereon and the issuance or transfer to the Director of certificates with respect to such shares.

(C) As of the Grant Date, the Director shall be a shareholder of the Company with respect to the restricted stock and shall have all the rights of a shareholder with respect to the restricted stock, including the right to vote the restricted stock and to receive all dividends and other distributions paid with respect to such restricted stock, subject to the restrictions of the Plan and the restricted stock agreement, including without limitation the restriction that, with the exception of dividends and distributions payable in cash, all dividends and distributions on the restricted stock, whether paid in Common Stock or other securities or property will be held in escrow subject to the same restrictions as the restricted stock.

(D) If the Director’s service as a Director of the Company terminates for any reason, other than as a result of the Director’s death, Disability or Retirement, prior to the date of the third Annual Meeting of Shareholders of the Company following the Grant Date, then 100% of the shares of restricted stock awarded on the Grant Date shall, upon such termination of service and without any further action, be forfeited to the Company by the Director and cease to be issued and outstanding shares of Common Stock.

(E) If the Director remains a Director of the Company until the date of the third Annual Meeting following the Grant Date and the shares of restricted stock have not been previously forfeited to the Company pursuant to Section 5(D), the service restriction on 100% of the shares of restricted stock originally awarded on that Grant Date shall lapse, and a certificate representing such shares shall be issued or transferred by the Company to the Director. If the Director’s service with the Company or a Subsidiary terminates as a result of the Director’s death, Disability or Retirement, the service restriction imposed on any shares of restricted stock set forth above which have not been previously forfeited to the Company pursuant to Section 5(D) and on which the service restriction has not previously lapsed shall lapse, and a certificate representing such shares shall be issued or transferred by the Company to the Director (or the Director’s personal representative).

(F) Each certificate representing shares of restricted stock shall have noted on the face of such certificate the following legend:

“Notice is hereby given that the shares of stock represented by this certificate are held subject to, and may not be transferred except in accordance with, the Mine Safety Appliances Company 2008 Non-Employee Directors’ Equity Incentive Plan and a restricted stock agreement executed thereunder, copies of which are on file at the office of Mine Safety Appliances Company.”

(G) All restricted stock awards shall be confirmed by an agreement, or an amendment thereto, which shall be executed on behalf of the Company by the Chief Executive Officer (if other than the President), the President or any Vice President and by the grantee.

Subject to the foregoing provisions of this Section 5 and the other provisions of the Plan, any restricted stock award granted under the Plan may be subject to such additional restrictions and other terms and conditions, if any, as shall be determined, in its discretion, by the Board and set forth in the agreement referred to in Section 5(G), or an amendment thereto.

SECTION 6

Adjustment and Substitution of Shares

If a dividend or other distribution shall be declared upon the Common Stock payable in shares of the Common Stock, the number of shares of the Common Stock set forth in Section 3, the number of shares of the Common Stock then subject to any outstanding stock options and the number of shares of the Common Stock which may be issued under the Plan but are not then subject to outstanding stock options or restricted stock awards shall be adjusted by adding thereto the number of shares of the Common Stock which would have been distributable thereon if such shares had been outstanding on the date fixed for determining the shareholders entitled to receive such stock dividend or distribution. Shares of Common Stock so distributed with respect to any restricted stock held in escrow shall also be held by the Company in escrow and shall be subject to the same restrictions as are applicable to the shares of restricted stock on which they were distributed.

If the outstanding shares of the Common Stock shall be changed into or exchangeable for a different number or kind of shares of stock or other securities of the Company or another corporation, or cash or other property, whether through reorganization, reclassification, recapitalization, stock split-up, combination of shares, merger or consolidation, then there shall be substituted for each share of the Common Stock set forth in Section 3, for each share of the Common Stock subject to any then outstanding stock option, and for each share of the Common Stock which may be issued under the Plan but which is not then subject to any outstanding stock option or restricted stock award, the number and kind of shares of stock or other securities (and in the case of outstanding options, the cash or other property) into which each outstanding share of the Common Stock shall be so changed or for which each such share shall be exchangeable. Unless otherwise determined by the Board in its discretion, any such stock or securities, as well as any cash or other property, into or for which any restricted stock held in escrow shall be changed or exchangeable in any such transaction shall also be held by the Company in escrow and shall be subject to the same restrictions as are applicable to the restricted stock in respect of which such stock, securities, cash or other property was issued or distributed.

Subject to any required action by the Company’s shareholders, upon the occurrence of any other event which affects the outstanding shares of Common Stock in such a way that an adjustment of outstanding awards is appropriate in order to prevent the dilution or enlargement of rights under the awards (including, without limitation, any extraordinary dividend or other distribution, whether in cash or in kind), the Board shall make appropriate equitable adjustments, which may include, without limitation, adjustments to any or all of the number and kind of shares (or other securities) which may thereafter be issued in connection with such outstanding awards and adjustments to the exercise price of outstanding stock options and shall also make appropriate equitable adjustments to the number and kind of shares (or other securities) authorized by or to be granted under the Plan.

In case of any adjustment or substitution as provided for in this Section 6, the aggregate option price for all shares subject to each then outstanding stock option prior to such adjustment or substitution shall be the aggregate option price for all shares of stock or other securities (including any fraction) to which such shares shall have been adjusted or which shall have been substituted for such shares. Any new option price per share shall be carried to at least three decimal places with the last decimal place rounded upwards to the nearest whole number.

No adjustment or substitution provided for in this Section 6 shall require the Company to issue or sell a fraction of a share or other security. Accordingly, all fractional shares or other securities which result from any such adjustment or substitution shall be eliminated and not carried forward to any subsequent adjustment or substitution.

SECTION 7

Effect of the Plan on the Rights of Company and Shareholders

Nothing in the Plan, in any stock option or restricted stock award granted under the Plan, or in any stock option or restricted stock agreement shall confer any right to any person to continue as a Director of the Company or interfere in any way with the rights of the shareholders of the Company or the Board of Directors to elect and remove Directors.

SECTION 8

Amendment and Termination

The right to amend the Plan at any time and from time to time and the right to terminate the Plan at any time are hereby specifically reserved to the Board; provided always that no such termination shall terminate any outstanding stock options granted under the Plan; and provided further that no amendment of the Plan shall (a) be made without shareholder approval if shareholder approval of the amendment is at the time required for stock options under the Plan to qualify for the exemption from Section 16(b) of the Exchange Act provided by Rule 16b-3 or by the rules of any stock exchange on which the Common Stock may then be listed or (b) otherwise amend the Plan in any manner that would cause stock options or restricted stock awards under the Plan not to qualify for the exemption provided by Rule 16b-3. No amendment or termination of the Plan shall, without the written consent of the holder of a stock option or restricted stock award theretofore awarded under the Plan, adversely affect the rights of such holder with respect thereto.

Notwithstanding anything contained in the preceding paragraph or any other provision of the Plan or any stock option or restricted stock agreement, the Board shall have the power to amend the Plan in any manner deemed necessary or advisable for stock options and restricted stock awards granted under the Plan to qualify for the exemption provided by Rule 16b-3 (or any successor rule relating to exemption from Section 16(b) of the Exchange Act), and any such amendment shall, to the extent deemed necessary or advisable by the Board, be applicable to any outstanding stock options and restricted stock awards theretofore granted under the Plan notwithstanding any contrary provisions contained in any stock option or restricted stock agreement. In the event of any such amendment to the Plan, the holder of any stock option or restricted stock award outstanding under the Plan shall, upon request of the Board and as a condition to the exercisability of such option or the retention of such restricted stock award, execute a conforming amendment in the form prescribed by the Board to the stock option agreement or the restricted stock agreement, as the case may be, within such reasonable time as the Board shall specify in such request. Except as provided in Section 6 of the Plan, the purchase price of any outstanding stock option may not be reduced, whether through amendment, cancellation or replacement in exchange with another stock option, other award or cash payment, unless such action or reduction is approved by the shareholders of the Company.

SECTION 9

Effective Date and Duration of Plan

The Plan shall become effective upon the approval of a majority of the votes cast at a duly held meeting of shareholders at which a quorum representing a majority of the outstanding voting stock of the Company is, either in person or by proxy, present and voting, within twelve (12) months after the date the Plan is initially adopted by the Board, contingent upon shareholder approval thereof. Subject to obtaining such approval, the Board shall have authority to grant awards hereunder from the effective date until the tenth (10th) anniversary of the effective date, subject to the ability of the Board to terminate the Plan as provided in Section 4 hereof.

SECTION 10

Change in Control

Notwithstanding any other provision of the Plan to the contrary, immediately prior to any Change in Control of the Company (as defined in Section 11), all stock options which are then outstanding hereunder shall become fully vested and exercisable, and all restrictions with respect to shares of restricted stock awarded hereunder shall lapse, and such shares shall be fully vested and nonforfeitable. As used in the immediately preceding sentence, “immediately prior” to the Change in Control shall mean sufficiently in advance of the Change in Control to permit the grantee to take all steps reasonably necessary to exercise the option fully and to deal with the shares purchased under the option and the restricted stock released from restriction so that those shares may be treated in the same manner in connection with the Change in Control as the shares of Common Stock of other shareholders.

SECTION 11

Definitions

In addition to terms defined elsewhere herein, as used in the Plan:

Beneficial Owner shall have the meaning set forth in Rule 13d-3 under the Exchange Act.

A Change in Control shall be deemed to have occurred if the event set forth in any one of the following four paragraphs shall have occurred:

(I) any Person (as defined in this Section 11) is or becomes the Beneficial Owner (as defined in this Section 11), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates (which term shall have the meaning set forth in Rule 12b-2 promulgated under Section 12 of the Exchange Act, as defined in this Section 11)) representing thirty percent (30%) or more of the combined voting power of the Company’s then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (I) of paragraph (III) below; or

(II) the following individuals cease for any reason to constitute a majority of the number of Directors then serving: individuals who, on February 28, 2008, constitute the Board and any new Director (other than a Director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of Directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s shareholders was approved or recommended by a vote of at least two-thirds (2/3) of the Directors then still in office who either were Directors on February 28, 2008 or whose appointment, election or nomination for election was previously so approved or recommended; or

(III) there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation, other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any subsidiary of the Company, at least fifty-one percent (51%) of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing thirty percent (30%) or more of the combined voting power of the Company’s then outstanding securities; or

(IV) the shareholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets, other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, at least fifty-one percent (51%) of the combined voting power of the voting securities of which are owned by shareholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.

Notwithstanding the foregoing, a Change in Control shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the common stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.

Disability shall mean that the Director is disabled within the meaning of Section 22(e)(3) of the Code. Whether a grantee is so disabled shall be determined, in its discretion, by the Board, and any such determination by the Board shall be final and binding.

Exchange Act shall mean the Securities and Exchange Act of 1934, as amended from time to time.

Fair Market Value of a share of Common Stock, unless otherwise provided in the applicable award agreement, means:

(I)	If the Common Stock is admitted to trading on one or more national securities exchanges, such as the New York Stock Exchange or the NASDAQ Stock Exchange;

(A)	the closing price per share as reported on the reporting system selected by the Committee on the relevant date; or

(B)	in the absence of reported sales on that date, the closing price per share on the next day for which there is a reported sale; or

(II)	If the Common Stock is not admitted to trading on any national securities exchange, but is admitted to quotation on NASDAQ as an “over the counter” traded security, the average of the highest bid and lowest asked prices per share on the relevant date; or

(III)	If the preceding clauses (I) and (II) do not apply, the Fair Market Value determined by the Board, using such criteria as it shall determine, in good faith and in its sole discretion, to be appropriate for such valuation.

Person shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (I) the Company or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company, or (v) any individual or entity (including the trustees (in such capacity) of any such entity which is a trust) which is, directly or indirectly, the Beneficial Owner of securities of the Company representing five percent (5%) or more of the combined voting power of the Company’s then outstanding securities immediately before the date hereof or any Affiliate of any such individual or entity, including, for purposes of this Plan, any of the following: (A) any trust (including the trustees thereof in such capacity) established by or for the benefit of any such individual; (B) any charitable foundation (whether a trust or a corporation, including the trustees or directors thereof in such capacity) established by any such individual; (C) any spouse of any such individual; (D) the ancestors (and spouses) and lineal descendants (and spouses) of such individual and such spouse; (E) the brothers and sisters (whether by the whole or half blood or by adoption) of either such individual or such spouse; or (F) the lineal descendants (and their spouses) of such brothers and sisters.

Retirement shall mean a termination of a Director’s service on the Board on or after the date that (1) the Director has completed at least 5 years of service as a Director and (2) the Director’s combined age and service as a Director satisfy the “Rule of 75.” The “Rule of 75” shall be satisfied when the sum of the Director’s age (measured in full and partial years, in increments of one-twelfth (1/12) year) and the Director’s years of service as a Director (measured in full and partial years, in increments of one-twelfth (1/12) year) equals or exceeds 75.

MINE SAFETY APPLIANCES COMPANY    •    P.O. BOX 426, PITTSBURGH, PENNSYLVANIA 15230    •    PHONE (412) 967-3000

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO THE HOLDERS OF 4 1/2% CUMULATIVE PREFERRED STOCK OF

        MINE SAFETY APPLIANCES COMPANY:

Notice is hereby given that the Annual Meeting of Shareholders of Mine Safety Appliances Company will be held on Tuesday, May 13, 2008, at 9:00 A.M., local Pittsburgh time, at the Company’s headquarters, 121 Gamma Drive, RIDC Industrial Park, O’Hara Township, Pittsburgh, Pennsylvania for the purpose of considering and acting upon the following:

(1)    Election of Directors for 2011:    The election of three directors for a term of three years;

(2)    Election of a Director for 2009:    The election of one director for a term of one year;

(3)    Management Plan Approval:    Approval of the Adoption of the Company’s 2008 Management Equity Incentive Plan;

(4)    Director Plan Approval:    Approval of the Adoption of the Company’s 2008 Non-Employee Directors’ Equity Incentive Plan;

(5)    Selection of Independent Registered Public Accounting Firm:    The selection of the independent registered public accounting firm for the year ending December 31, 2008;

and such other business as may properly come before the Annual Meeting or any adjournment thereof.

Only the holders of Common Stock of the Company of record on the books of the Company at the close of business on February 15, 2008 are entitled to notice of and to vote at the meeting and any adjournment thereof.

You are cordially invited to attend the meeting even though as a holder of 4 1/2% Cumulative Preferred Stock you have no voting rights.

By Order of the Board of Directors,

DOUGLAS K. MCCLAINE

Secretary

March 28, 2008

MINE SAFETY APPLIANCES COMPANY

Annual Meeting of Shareholders

Tuesday, May 13, 2008

9:00 a.m.

121 Gamma Drive

RIDC Industrial Park

Pittsburgh, PA 15238

Mine Safety Appliances Company

This proxy is solicited on behalf of the Board of Directors.

Proxy—Mine Safety Appliances Company—2008 Annual Meeting of Shareholders

The undersigned hereby appoints JOHN T. RYAN III, WILLIAM M. LAMBERT and DOUGLAS K. MCCLAINE, or any of them, as proxies, with power of substitution, to vote all shares of MINE SAFETY APPLIANCES COMPANY which the undersigned is entitled to vote at the 2008 Annual Meeting of Shareholders and any adjournment thereof:

This proxy will be voted as directed, or, if no direction is given, FOR items 1, 2, 3, 4 and 5 below. A vote FOR items 1 and 2 includes discretionary authority to vote for a substitute if a nominee listed becomes unable or unwilling to serve. The proxies named are authorized to vote in their discretion upon such other matters as may properly come before the meeting or any adjournment thereof.

The undersigned hereby revokes all previous proxies for such Annual Meeting, acknowledges receipt of the Notice of Annual Meeting and Proxy Statement, and ratifies all that said proxies may do by virtue hereof.

PLEASE MARK, DATE, EXECUTE AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

ò    Please detach here    ò

The Board of Directors Recommends a Vote FOR Items 1, 2, 3, 4 and 5 Below:

1. Election of three Directors for a term expiring in 2011. Nominees: 01 William M. Lambert 02 Diane M. Pearse 03 L. Edward Shaw, Jr.	☐ Vote FOR ☐ Vote WITHHELD all nominees from all nominees (except as specified below)

(Instructions: To withhold authority to vote for any individual nominee, write that nominee’s number in the box provided to the right.)

2. Election of one Director for a term expiring in 2009. Nominee: Thomas H. Witmer.	☐ Vote FOR ☐ Vote WITHHELD the nominee from the nominee

3. Approval of the Adoption of the Company’s 2008 Management Equity Incentive Plan.	☐ For ☐ Against ☐ Abstain

4. Approval of the Adoption of the Company’s 2008 Non-Employee Directors’ Equity Incentive Plan.	☐ For ☐ Against ☐ Abstain

5. Selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm.	☐ For ☐ Against ☐ Abstain

Address Change? Mark Box Indicate changes below: ☐

Date                                                                                 , 2008

Signature (s) in Box

Please sign exactly as your name appears hereon. FOR JOINT
ACCOUNTS, EACH JOINT OWNER SHOULD SIGN. When
signing as attorney, executor, administrator, trustee, etc., please give your full title as such. If a corporation, please sign full corporate name by President or other authorized officer and give full title. If a partnership, please sign in partnership name by authorized person and give full title.